Exhibit 10.11

AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

This AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT (this “Agreement”) is made as of this 15th day of August, 2008, among the Grantors listed on the signature pages hereof and those additional entities that hereafter become parties hereto by executing the form of Supplement attached hereto as Annex 1 (collectively, jointly and severally, “Grantors” and each individually “Grantor”), and SUNTRUST BANK, in its capacity as administrative agent (together with its successors, “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Second Amended and Restated Credit Agreement as of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, including all schedules thereto, the “Credit Agreement”) by and among Oxford Industries, Inc., a Georgia corporation (“Parent”), Tommy Bahama Group, Inc., a Delaware corporation (“TBG”; together with Parent, each referred to individually as a “Borrower” and, collectively, as “Borrowers”), the Persons party thereto from time to time as Guarantors, the financial institutions party thereto from time to time as Issuing Banks, the financial institutions party thereto from time to time as lenders (“Lenders”) and SunTrust Bank, as the administrative agent (“Administrative Agent”), the Lender Group (as defined therein) is willing to make certain financial accommodations available to Borrowers from time to time pursuant to the terms and conditions thereof; and

WHEREAS, Administrative Agent has agreed to act as agent for the benefit of the Lender Group in connection with the transactions contemplated by this Agreement; and

WHEREAS, in order to induce the Lender Group to enter into the Credit Agreement and the other Loan Documents and to induce the Lender Group to make financial accommodations to Borrowers as provided for in the Credit Agreement, Grantors have agreed to grant a continuing security interest in and to the Collateral in order to secure the prompt and complete payment, observance and performance of, among other things, (a) all of the present and future obligations of Grantors arising from this Agreement, the Credit Agreement, the other Loan Documents and the Bank Products Documents and (b) all Obligations of Borrowers, including, in the case of each of clauses (a) and (b), reasonable attorneys’ fees and expenses and any interest, fees or expenses that accrue after the filing of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any Insolvency Proceeding (clauses (a) and (b) being hereinafter referred to as the “Secured Obligations”);

NOW, THEREFORE, for and in consideration of the recitals made above and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.                                       Defined Terms. All capitalized terms used herein (including in the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Credit Agreement.  Any terms used in this Agreement that are defined in the UCC shall be construed and defined as set forth in the UCC unless otherwise defined herein or in the Credit Agreement; provided, however, that to the extent that the UCC is used to define any term herein and such term is defined differently in different Articles of the UCC, the definition of such term contained in Article 9 of the UCC shall govern. In addition to those terms defined elsewhere in this Agreement, as used in this Agreement, the following terms shall have the following meanings:

(a)                                  “Books” means books and Records (including each Grantor’s Records indicating, summarizing, or evidencing such Grantor’s assets (including the Collateral) or liabilities, each Grantor’s Records relating to such Grantor’s business operations or financial condition, and each Grantor’s Goods or General Intangibles (other than Trademarks and Intellectual Property Licenses related thereto) related to such information).

(b)                                 “Borrowers” has the meaning specified therefor in the recitals to this Agreement.

(c)                                  “Chattel Paper” means chattel paper (as that term is defined in the UCC) and includes tangible chattel paper and electronic chattel paper.

(d)                                 “Collateral” has the meaning specified therefor in Section 2.

(e)                                  “Commercial Tort Claims” means commercial tort claims (as that term is defined in the UCC), and includes those commercial tort claims listed on Schedule 2.

(f)                                    “Copyrights” means copyrights and copyright registrations, including the copyright registrations and applications for registration listed on Schedule 3, and (i) all renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iii) the right to sue for past, present and future infringements and dilutions thereof and (iv) all of each Grantor’s rights corresponding thereto throughout the world (other than copyrights included in the definition of “Trademarks” hereunder).

(g)                                 “Copyright Security Agreement” means each Copyright Security Agreement among Grantors, or any of them, and Administrative Agent, for the benefit of the Lender Group, in substantially the form of Exhibit A attached hereto, pursuant to which Grantors have granted to Administrative Agent, for the benefit of the Lender Group, a security interest in all their respective Copyrights.

(h)                                 “Credit Agreement” has the meaning specified therefor in the recitals to this Agreement.

(i)                                     “Deposit Account” means any deposit account (as that term is defined in the UCC).

(j)                                     “Documents” means documents (as that term is defined in the UCC).

(k)                                  “Draft” means a draft (as that term is defined in the UCC).

(l)                                     “Equipment” means equipment (as that term is defined in the UCC).

(m)                               “First-Tier Foreign Subsidiary” shall mean any Foreign Subsidiary that is directly held by Parent or its Domestic Subsidiaries.

(n)                                 “Fixtures” means fixtures (as that term is defined in the UCC).

(o)                                 “General Intangibles” means general intangibles (as that term is defined in the UCC) and, in any event, including payment intangibles, contract rights, rights to payment, rights arising under common law, statutes, or regulations, choses or things in action, goodwill (including the goodwill associated with any Trademark), Patents, Trademarks, Copyrights, URLs and domain names, industrial designs, other industrial or Intellectual Property or rights therein or applications therefor, whether under license or otherwise, programs, programming materials, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, including Intellectual Property Licenses, infringement claims, computer programs, information contained on computer disks or tapes, software, literature, reports, catalogs, pension plan refunds, pension plan refund claims, insurance premium rebates, tax refunds, and tax refund claims, uncertificated Equity Interests not constituting a security (as defined in the UCC), and any other personal property other than commercial tort claims, money, Accounts, Chattel Paper, Deposit Accounts, Goods, Investment Related Property, Negotiable Collateral, and oil, gas, or other minerals before extraction.

(p)                                 “Goods” means goods (as that term is defined in the UCC).

(q)                                 “Grantor” and “Grantors” has the meaning specified therefor in the recitals to this Agreement.

(r)                                    “Insolvency Proceeding” means (a) any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors, in each of case (a) and (b) undertaken under federal, state or foreign law, including the Bankruptcy Code.

(s)                                  “Instrument” means an instrument (as that term is defined in the UCC).

(t)                                    “Intellectual Property” means any and all Intellectual Property Licenses, Patents, Copyrights, Trademarks and trade secrets.

(u)                                 “Intellectual Property Licenses” means a license or other agreement granting a right to use any Patent, Trademark, Copyright or other Intellectual Property, to which a Grantor is a party, whether as a licensee or a licensor, including the license agreements listed on Schedule 4, and the right to use any such Patent, Trademark, Copyright or other Intellectual Property (to the extent permitted by such license) in connection with the enforcement of the Lender Group’s rights under the Loan Documents, including the right to prepare for sale and sell any and all Inventory and Equipment now or hereafter owned by any Grantor and now or hereafter covered by such licenses.

(v)                                 “Inventory” means inventory (as that term is defined in the UCC).

(w)                               “Investment Related Property” means (i) investment property (as that term is defined in the UCC), and (ii) all of the following regardless of whether classified as investment property under the UCC:  all Pledged Interests; Pledged Operating Agreements; and Pledged Partnership Agreements.

(x)                                   “Letter-of-Credit Rights” means letter-of-credit rights (as that term is defined in the UCC).

(y)                                 “Negotiable Collateral” means Instruments, Letter-of-Credit Rights, Promissory Notes, Drafts and Documents.

(z)                                   “Patents” means patents and patent applications, including the patents and patent applications listed on Schedule 5, and (i) all continuations and continuations-in-part, (ii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iii) the right to sue for past, present and future infringements and dilutions thereof, and (iv) all of each Grantor’s rights corresponding thereto throughout the world.

(aa)                            “Patent Security Agreement” means each Patent Security Agreement among Grantors, or any of them, and Administrative Agent, for the benefit of the Lender Group, in substantially the form of Exhibit B attached hereto, pursuant to which Grantors have granted to Administrative Agent, for the benefit of the Lender Group, a security interest in all their respective Patents.

(bb)                          “Pledged Companies” means, each Person listed on Schedule 6 as a “Pledged Company”, together with each other Person, all or a portion of whose Equity Interests, are acquired or otherwise owned by a Grantor after the Agreement Date and are required to be pledged to Administrative Agent under Section 6.20 of the Credit Agreement, other than any such Equity Interest excluded from the term “Collateral” under the last paragraph of Section 2.

(cc)                            “Pledged Interests” means all of each Grantor’s right, title and interest in and to all of the Equity Interests now or hereafter owned by such Grantor, regardless of class or designation, in each of the Pledged Companies, and all substitutions therefor and replacements thereof, all proceeds thereof and all rights relating thereto, including any certificates representing the Equity Interests, the right to request after the occurrence and during the continuation of an Event of Default that such Equity Interests be registered in the name of Administrative Agent or any of its nominees, the right to receive any certificates representing any of the Equity Interests and the right to require that such certificates be delivered to Administrative Agent together with undated powers or assignments of investment securities with respect thereto, duly endorsed in blank by such Grantor, all warrants, options, share appreciation rights and other rights, contractual or otherwise, in respect thereof and of all dividends, distributions of income, profits, surplus, or other compensation by way of income or liquidating distributions, in cash or in kind, and cash, Instruments, and other property from time to time received, receivable, or otherwise distributed in respect of or in addition to, in substitution of, on account of, or in exchange for any or all of the foregoing except that Pledged Interests shall not include any property or assets which are excluded from the term “Collateral” under the last paragraph of Section 2.

(dd)                          “Pledged Interests Addendum” means a Pledged Interests Addendum substantially in the form of Exhibit C to this Agreement.

(ee)                            “Pledged Operating Agreements” means all of each Grantor’s rights, powers, and remedies under the limited liability company operating agreements of each of the Pledged Companies that are limited liability companies.

(ff)                                “Pledged Partnership Agreements” means all of each Grantor’s rights, powers, and remedies under the partnership agreements of each of the Pledged Companies that are partnerships.

(gg)                          “Proceeds” has the meaning specified therefor in Section 2.

(hh)                          “Promissory Note” means a promissory note (as that term is defined in the UCC).

(ii)                                  “Real Property” means any estates or interests in real property now owned or hereafter acquired by any Grantor and the improvements thereto.

(jj)                                  “Record” means a record (as that term is defined in the UCC).

(kk)                            “Security Interest” has the meaning specified therefor in Section 2.

(ll)                                  “Secured Obligations” has the meaning specified in the recitals to this Agreement.

(mm)                      “Securities Account” means a securities account (as that term is defined in the UCC).

(nn)                          “Supporting Obligations” means supporting obligations (as such term is defined in the UCC), and includes Letter-of-Credit Rights and guaranties issued in support of Accounts, Chattel Paper, Documents, General Intangibles, Instruments, or Investment Related Property.

(oo)                          “Trademarks” means trademarks, trade names, registered trademarks, trademark applications, service marks, registered service marks, service mark applications, and Copyrights (whether or not registered) embodied in any of the foregoing or related to works with which the goodwill of any Grantor has become associated, and (i) all renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iii) the right to sue for past, present and future infringements and dilutions thereof, (iv) the goodwill of each

Grantor’s business symbolized by the foregoing and connected therewith, and (v) all of each Grantor’s rights corresponding thereto throughout the world.

(pp)                          “URL” means “uniform resource locator,” an internet web address.

2.                                       Grant of Security.  Each Grantor hereby unconditionally grants, assigns, and pledges to Administrative Agent, for the benefit of the Lender Group, a continuing security interest (hereinafter referred to as the “Security Interest”) in all personal property of such Grantor whether now owned or hereafter acquired or arising and wherever located, including such Grantor’s right, title, and interest in and to the following, whether now owned or hereafter acquired or arising and wherever located (the “Collateral”):

(a)                                  all of such Grantor’s Accounts (other than Accounts related to the Grantor’s Trademarks and Intellectual Property Licenses related thereto);

(b)                                 all of such Grantor’s Books;

(c)                                  all of such Grantor’s Chattel Paper;

(d)                                 all of such Grantor’s interest with respect to any Deposit Account;

(e)                                  all of such Grantor’s Equipment and fixtures;

(f)                                    all of such Grantor’s General Intangibles (other than Trademarks or Intellectual Property Licenses related thereto);

(g)                                 all of such Grantor’s Inventory;

(h)                                 all of such Grantor’s Investment Related Property;

(i)                                     all of such Grantor’s Negotiable Collateral;

(j)                                     all of such Grantor’s rights in respect of Supporting Obligations;

(k)                                  all of such Grantor’s interest with respect to any Commercial Tort Claims listed on Schedule 2;

(l)                                     all of such Grantor’s money, Cash Equivalents, or other assets of each such Grantor that now or hereafter come into the possession, custody, or control of Administrative Agent or any other member of the Lender Group; and

(m)                               all of the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance or commercial tort claims covering or relating to any or all of the foregoing, and any and all Accounts, Books, Chattel Paper, Deposit Accounts, Equipment, General Intangibles (other than Trademarks or Intellectual Property Licenses related thereto), Inventory, Investment Related Property, Negotiable Collateral, Supporting Obligations, money, or other tangible or intangible property resulting from the sale, lease, license, exchange, collection, or other disposition of any of the foregoing, the proceeds of any award in condemnation with respect to any of the property of Grantors constituting Collateral, any rebates or refunds, whether for taxes or otherwise, and all proceeds of any such proceeds, or any portion thereof or interest therein, and the proceeds thereof, and all proceeds of any loss of, damage to, or destruction of the above, whether insured or not insured, and, to the extent not otherwise included, any indemnity, warranty, or guaranty payable by reason of loss or damage to, or otherwise with respect to any of the foregoing Collateral (the “Proceeds”).  Without limiting the generality of the foregoing, the term “Proceeds” includes whatever is receivable or received when Investment Related Property or proceeds are sold, exchanged, collected, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes proceeds of any indemnity or guaranty payable to any Grantor or Administrative Agent from time to time with respect to any of the Investment Related Property.

Notwithstanding anything contained in this Section 2 to the contrary, the term “Collateral” shall not include: (i) any of the Equity Interests of a Foreign Subsidiary of a Grantor other than a First-Tier Foreign Subsidiary of such Grantor, (ii) with respect to any First-Tier Foreign Subsidiary of a Grantor, any Equity Interests in excess of sixty-five percent (65%) of the Equity Interests of such First-Tier Foreign Subsidiary, together with all certificates representing such Equity Interests, all Proceeds thereof and all rights relating thereto, (iii) any Equity Interests in an Excluded Subsidiary, (iv) any Equity Interests in Patch Licensing LLC, (v) any Trademark or any Intellectual Property License related thereto owned by any Grantor (as licensor or as licensee) and any Proceeds related thereto.

3.                                       Security for Obligations.  This Agreement and the Security Interest created hereby secures the payment and performance of all of the Secured Obligations, whether now existing or arising hereafter.  Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Administrative Agent or any other member of the Lender Group, but for the fact that they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any other Grantor.

4.                                       Grantors Remain Liable.  Anything herein to the contrary notwithstanding, (a) each of the Grantors shall remain liable under the contracts and agreements included in the Collateral, including the Pledged Operating Agreements and the Pledged Partnership Agreements, to perform all of the duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Administrative Agent or any other member of the Lender Group of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under such contracts and agreements included in the Collateral, and (c) no member of the Lender Group shall have any obligation or liability under such contracts and agreements included in the Collateral by reason of this Agreement, nor shall any member of the Lender Group be obligated to perform any of the obligations or duties of any Grantors thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.  Until an Event of Default shall occur and be continuing, except as otherwise provided in this Agreement, the Credit Agreement, or other Loan Documents, Grantors shall have the right to possession and enjoyment of the Collateral for the purpose of conducting the ordinary course of their respective businesses, subject to and upon the terms hereof and of the Credit Agreement and the other Loan Documents.  Without limiting the generality of the foregoing, it is the intention of the parties hereto that record and beneficial ownership of the

Pledged Interests, including all voting, consensual, and dividend rights, shall remain in the applicable Grantor until the occurrence of an Event of Default and until Administrative Agent shall notify the applicable Grantor of Administrative Agent’s exercise of voting, consensual, or dividend rights with respect to the Pledged Interests pursuant to Section 15 hereof.

5.                                       Representations and Warranties.  Each Grantor hereby represents and warrants as follows:

(a)                                  The exact legal name of each of the Grantors is set forth on the signature pages of this Agreement or a written notice provided to Administrative Agent pursuant to Section 8.7(f) of the Credit Agreement.  No Grantor conducts, and, during the five-year period immediately preceding the Agreement Date, no Grantor has conducted, business under any trade name or other name other than those set forth on Schedule 1 attached hereto.

(b)                                 Such Grantor’s organizational identification number (within the meaning of Section 9-516(b)(5)(C)(iii) of the UCC), and its chief executive office, principal place of business and the place where such Grantor maintains its records concerning the Collateral is set forth on Schedule 1.  If such Grantor is a corporation, limited liability company, limited partnership, corporate trust or other registered organization, the state under whose law such registered organization was organized is set forth on Schedule 1.

(c)                                  Intentionally Omitted.

(d)                                 Intentionally Omitted.

(e)                                  This Agreement creates a valid security interest in the Collateral of each of Grantors, to the extent a security interest therein can be created under the UCC, securing the payment of the Secured Obligations.  Except to the extent a security interest in the Collateral cannot be perfected by the filing of a financing statement under the UCC, all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken or will have been taken upon the filing of financing statements listing each applicable Grantor, as a debtor, and Administrative Agent, as secured party, in the jurisdictions listed next to such Grantor’s name on Schedule 7.  Upon the making of such filings, Administrative Agent shall have a first priority perfected security interest in the Collateral of each Grantor to the extent such security interest can be perfected by the filing of a financing statement subject only to Permitted Liens.  All action by any Grantor necessary to protect and perfect such security interest on such Collateral has been duly taken.

(f)                                    (i) Except for the Security Interest created hereby, each Grantor is and will at all times be the sole holder of record and the legal and beneficial owner, free and clear of all Liens of the Pledged Interests indicated on Schedule 6 as being owned by such Grantor and, when acquired by such Grantor, any Pledged Interests acquired after the Agreement Date; (ii) all of the Pledged Interests are duly authorized, validly issued, fully paid and nonassessable and the Pledged Interests constitute or will constitute the percentage of the issued and outstanding Equity Interests of the Pledged Companies of such Grantor identified on Schedule 6 as supplemented or modified by any Pledged Interests Addendum or any Supplement to this Agreement; (iii) such Grantor has the right and requisite authority to pledge the Investment Related Property pledged by such Grantor to Administrative Agent as provided herein; (iv) all actions necessary to perfect, establish the first priority (subject to any Permitted Liens) of, or otherwise protect, Administrative Agent’s Security Interest in the Investment Related Collateral, and the proceeds thereof, will have been duly taken, (A) upon the execution and delivery of this Agreement; (B) upon the taking of possession by Administrative Agent of any certificates constituting the Pledged Interests, to the extent such Pledged Interests are represented by certificates, together with undated powers endorsed in blank by the applicable Grantor, (C) upon the filing of financing statements in the applicable jurisdiction set forth on Schedule 7 for such Grantor with respect to the Pledged Interests of such Grantor that are not represented by certificates, and (D) with respect to any Securities Accounts, upon the delivery of control agreements with respect thereto; and (v) each Grantor has delivered to and deposited with Administrative Agent (or, with respect to any Pledged Interests created or obtained after the Agreement Date, will deliver and deposit in accordance with Sections 6(a) and 8 hereof) all certificates representing the Pledged Interests owned by such Grantor to the extent such Pledged Interests are represented by certificates, and undated powers endorsed in blank with respect to such certificates. None of the Pledged Interests owned or held by such Grantor has been issued or transferred in violation of any securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject.

(g)                                 No consent, approval, authorization, or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required (i) for the grant of a Security Interest by such Grantor in and to the Collateral pursuant to this Agreement or for the execution, delivery, or performance of this Agreement by such Grantor, or (ii) for the exercise by Administrative Agent of the voting or other rights provided for in this Agreement with respect to the Investment Related Property or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with such disposition of Investment Related Property by laws affecting the offering and sale of securities generally.

6.                                       Covenants.  Each Grantor, jointly and severally, covenants and agrees with Administrative Agent and the other members of the Lender Group that from and after the date of this Agreement and until the date of termination of this Agreement in accordance with Section 22 hereof:

(a)                                  Possession of Collateral.  In the event that any Collateral, including proceeds, is evidenced by or consists of Negotiable Collateral, Investment Related Property, or Chattel Paper, individually or in the aggregate, in the face amount of at least $1,000,000, and if and to the extent that perfection or priority of Administrative Agent’s Security Interest is dependent on or enhanced by possession, the applicable Grantor, promptly, but in any case within ten (10) Business Days thereof, upon the request of Administrative Agent and in accordance with Section 8 hereof, shall execute such other documents and instruments as shall be requested by Administrative Agent or, if applicable, endorse and deliver physical possession of such Negotiable Collateral, Investment Related Property, or Chattel Paper to Administrative Agent, together with such undated powers endorsed in blank as shall be requested by Administrative Agent;

(b)                                 Chattel Paper.

(i)                                     Each Grantor shall take all steps reasonably necessary to grant Administrative Agent control of all electronic Chattel Paper in accordance with the UCC and all “transferable records” as that term is defined in Section 16 of the Uniform Electronic Transaction Act and Section 201 of the federal Electronic Signatures in Global and National Commerce Act as in effect in any relevant jurisdiction with respect to Chattel Paper, individually or in the aggregate, in the face amount of at least $1,000,000;

(ii)                                  If any Grantor retains possession of any Chattel Paper or Instruments, individually or in the aggregate, in the face amount of at least $1,000,000 (which retention of possession shall be subject to the extent permitted hereby and by the Credit Agreement), promptly upon the request of Administrative Agent, such Chattel Paper and Instruments shall be marked with the following legend: “This writing and the obligations evidenced or secured hereby are subject to the Security Interest of SunTrust Bank, as Administrative Agent for the benefit of the Lender Group”;

(c)                                  Control Agreements.

(i)                                     Each Grantor shall obtain an authenticated Blocked Account Agreement, in form and substance satisfactory to Administrative Agent, as required pursuant to Section 6.15 of the Credit Agreement;

(ii)                                  Each Grantor shall obtain authenticated control agreements, all in form and substance satisfactory to Administrative Agent, from each issuer (other than a Pledged Company) of uncertificated securities, securities intermediary, or commodities intermediary issuing or holding any financial assets or commodities to or for any Grantor, individually or in the aggregate, having a value of more than $1,000,000 and to the extent otherwise constituting Collateral;

(d)                                 Letter-of-Credit Rights.  Each Grantor that is or becomes the beneficiary of a letter of credit shall promptly (and in any event within thirty (30) days after becoming a beneficiary), notify Administrative Agent thereof and, as to Letter-of-Credit Rights arising under letters of credit, individually or in the aggregate, having a face amount of more than $1,000,000, upon the request by Administrative Agent, enter into a tri-party agreement with Administrative Agent and the issuer or confirmation bank with respect to Letter-of-Credit Rights assigning such Letter-of-Credit Rights to Administrative Agent and directing all payments thereunder to Administrative Agent, all in form and substance satisfactory to Administrative Agent;

(e)                                  Commercial Tort Claims.  Each Grantor shall promptly (and in any event within ten (10) Business Days of receipt thereof), notify Administrative Agent in writing upon incurring or otherwise obtaining a Commercial Tort Claim which if successful would involve a claim having a projected value of at least $1,000,000, after the date hereof against any third party and, upon request of Administrative Agent, promptly amend Schedule 2 to this Agreement, authorize the filing of additional financing statements or amendments to existing financing statements and do such other acts or things deemed necessary or desirable by Administrative

Agent to give Administrative Agent a first priority, perfected security interest in any such Commercial Tort Claim;

(f)                                    Intentionally Omitted;

(g)                                 Intellectual Property.

(i)                                     Upon request of Administrative Agent, in order to facilitate filings with the United States Patent and Trademark Office and the United States Copyright Office, each Grantor shall execute and deliver to Administrative Agent one or more Copyright Security Agreements or Patent Security Agreements to evidence Administrative Agent’s Lien on such Grantor’s Patents or Copyrights, and the General Intangibles (other than Trademarks and Intellectual Property Licenses related thereto) of such Grantor relating thereto or represented thereby, in each case, except to the extent excluded from the term “Collateral” under the last paragraph of Section 2;

(ii)                                  Each Grantor shall have the duty, to the extent materially necessary or economically desirable, in the good faith judgment of such Grantor, in the operation of such Grantor’s business, (A) to promptly sue for infringement, misappropriation, or dilution and to recover any and all damages for such infringement, misappropriation, or dilution, (B) to prosecute diligently any trademark application or service mark application that is part of the Trademarks pending as of the date hereof or hereafter until the termination of this Agreement, (C) to prosecute diligently any patent application that is part of the Patents pending as of the date hereof or hereafter until the termination of this Agreement, and (D) to take all reasonable and necessary action to preserve and maintain all of such Grantor’s Trademarks, Patents, Copyrights and Intellectual Property Licenses related thereto, and its rights therein, including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings.  Any expenses incurred in connection with the foregoing shall be borne by the appropriate Grantor.  Each Grantor further agrees not to abandon any Trademark, Patent, Copyright, or Intellectual Property License related thereto that is materially necessary or economically desirable in the operation of such Grantor’s business without the prior written consent of Administrative Agent, except as permitted by the Credit Agreement;

(iii)                               Grantors acknowledge and agree that the members of the Lender Group shall have no duties with respect to the Trademarks, Patents, Copyrights, or Intellectual Property Licenses related thereto.  Without limiting the generality of this Section 6(g), Grantors acknowledge and agree that no member of the Lender Group shall be under any obligation to take any steps necessary to preserve rights in the Trademarks, Patents, Copyrights, or Intellectual Property Licenses related thereto against any other Person, but Administrative Agent or any member of the Lender Group may do so at its option from and after the occurrence and during the continuance of an Event of Default, and all expenses incurred in connection therewith (including reasonable fees and expenses of attorneys and other professionals) shall be for the sole account of Borrowers and shall be chargeable to the Loan Account;

(iv)                              Promptly upon any filing of an application for the registration of any Patent with the United States Patent and Trademark Office or any Copyright with the United

States Copyright Office or any similar office or agency, each Grantor shall comply with Section 6(g)(i) hereof;

(h)                                 Investment Related Property.

(i)                                     If any Grantor shall receive or become entitled to receive any Pledged Interests after the Agreement Date (other than Dividends paid in cash), it shall promptly (and in any event within thirty (30) Business Days of receipt thereof) deliver to Administrative Agent a duly executed Pledged Interests Addendum identifying such Pledged Interests;

(ii)                                  Upon the occurrence and during the continuance of an Event of Default, all sums of money and property paid or distributed in respect of the Pledged Interests which are received by any Grantor shall be held by the Grantors in trust for the benefit of Administrative Agent segregated from such Grantor’s other property, and such Grantor shall deliver it forthwith to Administrative Agent in the exact form received;

(iii)                               No Grantor shall make or consent to any amendment or other modification or waiver with respect to any Pledged Interests, Pledged Operating Agreement, or Pledged Partnership Agreement, or enter into any agreement or permit to exist any restriction with respect to any Pledged Interests to the extent prohibited under the terms and conditions of the Credit Agreement;

(iv)                              Each Grantor agrees that it will cooperate with Administrative Agent in obtaining all necessary approvals and making all necessary filings under federal, state or local law in connection with the Security Interest on the Pledged Interests or any sale or transfer thereof;

(v)                                 As to all limited liability company or partnership interests, issued under any Pledged Operating Agreement or Pledged Partnership Agreement, each Grantor hereby represents, warrants and covenants that the Pledged Interests issued pursuant to such agreement (A) are not and shall not be dealt in or traded on securities exchanges or in securities markets, (B) do not and will not constitute investment company securities, and (C) are not and will not be held by such Grantor in a securities account.  In addition, none of the Pledged Operating Agreements, the Pledged Partnership Agreements, or any other agreements governing any of the Pledged Interests issued under any Pledged Operating Agreement or Pledged Partnership Agreement, provide or shall provide that such Pledged Interests are securities governed by Article 8 of the Uniform Commercial Code as in effect in any relevant jurisdiction;

(i)                                     Intentionally Omitted;

(j)                                     Transfers and Other Liens.  Grantors shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, except expressly permitted by the Credit Agreement, or (ii) create or permit to exist any Lien upon or with respect to any of the Collateral of any of Grantors, except for Permitted Liens.  The inclusion of Proceeds in the Collateral shall not be deemed to constitute Administrative Agent’s consent to any sale or other disposition of any of the Collateral otherwise prohibited under this Agreement or the other Loan Documents; and

(k)                                  Other Actions as to Any and All Collateral.  Each Grantor shall promptly (and in any event within ten (10)) Business Days of acquiring or obtaining such Collateral) notify Administrative Agent in writing upon acquiring or otherwise obtaining any Collateral after the date hereof consisting of Investment Related Property (other than any security or security entitlement that is maintained in a securities account which is subject to a tri-party control agreement among the Administrative Agent, the applicable Grantor and the securities intermediary), Chattel Paper (electronic, tangible or otherwise), promissory notes (as defined in the UCC), or Instruments, in each case, individually or in the aggregate, having a face amount of at least $1,000,000 and upon the request of Administrative Agent and in accordance with Section 8 hereof, promptly execute such other documents, or if applicable, deliver such Chattel Paper, other documents or certificates evidencing any Investment Related Property in accordance with Section 6 hereof and do such other acts or things deemed necessary or desirable by Administrative Agent to protect Administrative Agent’s Security Interest therein.

7.                                       Relation to Other Security Documents.  The provisions of this Agreement shall be read and construed with the other Loan Documents referred to below in the manner so indicated.

(a)                                  Credit Agreement. In the event of any conflict between any provision in this Agreement and a provision in the Credit Agreement, such provision of the Credit Agreement shall control.

(b)                                 Patent and Copyright Security Agreements.  The provisions of the Copyright Security Agreements and Patent Security Agreements are supplemental to the provisions of this Agreement, and nothing contained in the Copyright Security Agreements or the Patent Security Agreements shall limit any of the rights or remedies of Administrative Agent hereunder.

8.                                       Further Assurances.

(a)                                  Each Grantor agrees that from time to time, at its own expense, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that Administrative Agent may reasonably request, in order to perfect and protect any Security Interest granted or purported to be granted hereby or to enable Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral.

(b)                                 Each Grantor authorizes the filing by Administrative Agent financing or continuation statements, or amendments thereto, and such Grantor will execute and deliver to Administrative Agent such other instruments or notices, as may be necessary or as Administrative Agent may reasonably request, in order to perfect and preserve the Security Interest granted or purported to be granted hereby.

(c)                                  Each Grantor authorizes Administrative Agent at any time and from time to time to file, transmit, or communicate, as applicable, financing statements and amendments describing the Collateral as defined herein.

(d)                                 Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed in connection with this Agreement without the prior written consent of Administrative Agent, subject to such Grantor’s rights under Section 9-509(d)(2) of the UCC.

9.                                       Administrative Agent’s Right to Perform Contracts.  Upon the occurrence and during the continuance of an Event of Default, Administrative Agent (or its designee) may proceed to perform any and all of the obligations of any Grantor contained in any contract, lease, or other agreement and exercise any and all rights of any Grantor therein contained as fully as such Grantor itself could.

10.                                 Administrative Agent Appointed Attorney-in-Fact.  Each Grantor hereby irrevocably appoints Administrative Agent its attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, at such time as an Event of Default has occurred and is continuing under the Credit Agreement, to take any action and to execute any instrument which Administrative Agent may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including:

(a)                                  to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Accounts constituting Collateral or any other Collateral of such Grantor;

(b)                                 to receive and open all mail addressed to such Grantor and to notify postal authorities to change the address for the delivery of mail to such Grantor to that of Administrative Agent;

(c)                                  to receive, indorse, and collect any Drafts or other Instruments, Documents, Negotiable Collateral or Chattel Paper;

(d)                                 to file any claims or take any action or institute any proceedings which Administrative Agent may deem necessary or desirable for the collection of any of the Collateral of such Grantor or otherwise to enforce the rights of Administrative Agent with respect to any of the Collateral;

(e)                                  to repair, alter, or supply Goods, if any, necessary to fulfill in whole or in part the purchase order of any Person obligated to such Grantor in respect of any Account of such Grantor constituting Collateral;

(f)                                    to use any labels, Patents, Trademarks, trade names, URLs, domain names, industrial designs, Copyrights, advertising matter or other industrial or intellectual property rights, in advertising for sale and selling Inventory and other Collateral and to collect any amounts due under Accounts constituting Collateral, contracts or Negotiable Collateral of such Grantor to the extent permitted under applicable licenses agreements or as permitted by Applicable Law; and

(g)                                 Administrative Agent on behalf of the Lender Group shall have the right, but shall not be obligated, to bring suit in its own name to enforce the Patents, Copyrights and Intellectual Property Licenses related to Patents and Copyrights and, if Administrative Agent shall commence any such suit, the appropriate Grantor shall, at the request of Administrative

Agent, do any and all lawful acts and execute any and all proper documents reasonably required by Administrative Agent in aid of such enforcement.

To the extent permitted by law, each Grantor hereby ratifies all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof.  This power of attorney is coupled with an interest and shall be irrevocable until this Agreement is terminated.

11.                                 Administrative Agent May Perform.  If any of Grantors fails to perform any agreement contained herein, Administrative Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of Administrative Agent incurred in connection therewith shall be payable, jointly and severally, by Grantors.

12.                                 Administrative Agent’s Duties.  The powers conferred on Administrative Agent hereunder are solely to protect Administrative Agent’s interest in the Collateral, for the benefit of the Lender Group, and shall not impose any duty upon Administrative Agent to exercise any such powers.  Except for the safe custody of any Collateral in its actual possession and the accounting for moneys actually received by it hereunder, Administrative Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.  Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its actual possession if such Collateral is accorded treatment substantially equal to that which Administrative Agent accords its own property.

13.                                 Collection of Certain Accounts, Certain General Intangibles and Negotiable Collateral.  At any time upon the occurrence and during the continuation of an Event of Default, Administrative Agent or Administrative Agent’s designee may (a) notify Account Debtors of any Grantor to pay all amounts owing on Accounts constituting Collateral to Administrative Agent, for the benefit of the Lender Group, and (b) collect the Accounts, General Intangibles and Negotiable Collateral (in each case to the extent constituting Collateral) directly, and any collection costs and expenses shall constitute part of such Grantor’s Secured Obligations under the Loan Documents.

14.                                 Disposition of Pledged Interests by Administrative Agent.  None of the Pledged Interests existing as of the date of this Agreement are, and none of the Pledged Interests hereafter acquired on the date of acquisition thereof will be, registered or qualified under the various federal or state securities laws of the United States and disposition thereof after an Event of Default may be restricted to one or more private (instead of public) sales in view of the lack of such registration.  Each Grantor understands that in connection with such disposition, Administrative Agent may approach only a restricted number of potential purchasers and further understands that a sale under such circumstances may yield a lower price for the Pledged Interests than if the Pledged Interests were registered and qualified pursuant to federal and state securities laws and sold on the open market.  Each Grantor, therefore, agrees that:  (a) if Administrative Agent shall, pursuant to the terms of this Agreement, sell or cause the Pledged Interests or any portion thereof to be sold at a private sale, Administrative Agent shall have the right to rely upon the advice and opinion of any nationally recognized brokerage or investment firm (but shall not be obligated to seek such advice and the failure to do so shall not be considered in determining the commercial reasonableness of such action) as to the best manner in which to offer the Pledged Interest or any portion thereof for sale and as to the best price reasonably obtainable at the private sale thereof; and (b) such reliance shall be conclusive evidence that Administrative Agent has handled the disposition in a commercially reasonable manner.

15.                                 Voting Rights.

(a)                                  Upon the occurrence and during the continuation of an Event of Default, (i) Administrative Agent may, at its option, and with prior notice to any Grantor, and in addition to all rights and remedies available to Administrative Agent under any other agreement, at law, in equity, or otherwise, exercise all voting rights, and all other ownership or consensual rights in respect of the Pledged Interests owned by such Grantor, but under no circumstances is Administrative Agent obligated by the terms of this Agreement to exercise such rights, and (ii) if Administrative Agent duly exercises its right to vote any of such Pledged Interests, each Grantor hereby appoints Administrative Agent, such Grantor’s true and lawful attorney-in-fact and IRREVOCABLE PROXY to vote such Pledged Interests in any manner Administrative Agent deems advisable for or against all matters submitted or which may be submitted to a vote of shareholders, partners or members, as the case may be.  The power-of-attorney granted hereby is coupled with an interest and shall be irrevocable.

(b)                                 For so long as any Grantor shall have the right to vote the Pledged Interests owned by it, such Grantor covenants and agrees that it will not, without the prior written consent of Administrative Agent, vote or take any consensual action with respect to such Pledged Interests which would materially adversely affect the rights of Administrative Agent and the other members of the Lender Group with respect to the Borrower Parties taken as a whole.

16.                                 Remedies.  Upon the occurrence and during the continuance of an Event of Default:

(a)                                  Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, in the other Loan Documents, or otherwise available to it, all the rights and remedies of a secured party on default under the UCC or any other Applicable Law.  Without limiting the generality of the foregoing, each Grantor expressly agrees that, in any such event, Administrative Agent without demand of performance or other demand, advertisement or notice of any kind (except a notice specified below of time and place of public or private sale) to or upon any of Grantors or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the UCC or any other Applicable Law), may take immediate possession of all or any portion of the Collateral and (i) require Grantors to, and each Grantor hereby agrees that it will at its own expense and upon request of Administrative Agent forthwith, assemble all or part of the Collateral as directed by Administrative Agent and make it available to Administrative Agent at one or more locations where such Grantor regularly maintains Inventory, and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Administrative Agent’s offices or elsewhere, for cash, on credit, and upon such other terms as Administrative Agent may deem commercially reasonable.  Each Grantor agrees that, to the extent notice of sale shall be required by law, at least 10 days notice to any of Grantors of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification and specifically such notice shall constitute a reasonable “authenticated notification of disposition” within the meaning of Section 9-611 of the UCC.  Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given.  Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b)                                 Administrative Agent is hereby granted a license or other right to use, without liability for royalties or any other charge, each Grantor’s labels, Patents, Copyrights, rights of use of any name, trade secrets, trade names, Trademarks, service marks and advertising matter, URLs, domain names, industrial designs, other industrial or Intellectual Property or any property of a similar nature, whether owned by any of Grantors or with respect to which any of Grantors have rights under license, sublicense, or other agreements, as it pertains to the Collateral, in preparing for sale, advertising for sale and selling any Collateral, and each Grantor’s rights under all licenses and all franchise agreements shall inure to the benefit of Administrative Agent in each case, to the extent permitted under applicable licenses and franchise agreements or as permitted by Applicable Law.

(c)                                  Any cash held by Administrative Agent as Collateral and all cash proceeds received by Administrative Agent in respect of any sale of, collection from or other realization upon all or any part of the Collateral shall be applied against the Secured Obligations in the order set forth in the Credit Agreement.   In the event the proceeds of Collateral are insufficient to satisfy all of the Secured Obligations in full, each Grantor shall remain jointly and severally liable for any such deficiency.

(d)                                 Each Grantor hereby acknowledges that the Secured Obligations arose out of a commercial transaction, and agrees that if an Event of Default shall occur and be continuing, Administrative Agent shall, to the extent permitted by Applicable Law, have the right to an immediate writ of possession without notice of a hearing.  Administrative Agent shall have the right to the appointment of a receiver for the properties and assets of each of Grantors, and each Grantor hereby consents to such rights and such appointment and hereby waives any objection such Grantors may have thereto or the right to have a bond or other security posted by Administrative Agent.

17.                                 Remedies Cumulative.  Each right, power, and remedy of Administrative Agent as provided for in this Agreement or in the other Loan Documents or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Agreement or in the other Loan Documents or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Administrative Agent, of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by Administrative Agent of any or all such other rights, powers, or remedies.

18.                                 Marshaling.  Administrative Agent shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising.  To the extent that it lawfully may, each Grantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of Administrative Agent’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.

19.                                 Intentionally Omitted.

20.                                 Merger, Amendments; Etc.  THIS WRITTEN AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.  No waiver of any provision of this Agreement, and no consent to any departure by any of Grantors herefrom, shall in any event be effective unless the same shall be in writing and signed by Administrative Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.  No amendment of any provision of this Agreement shall be effective unless the same shall be in writing and signed by Administrative Agent and each of Grantors to which such amendment applies.

21.                                 Addresses for Notices.  All notices and other communications provided for hereunder shall be given in the form and manner and delivered to Administrative Agent at its address specified in the Credit Agreement, and to any of the Grantors at their respective addresses specified in the Credit Agreement or, as to any party, at such other address as shall be designated by such party in a written notice to the other party.

22.                                 Continuing Security Interest: Assignments under Credit Agreement.  This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the Obligations have been repaid in full in cash, or otherwise satisfied to the satisfaction of the Lender Group, in accordance with the provisions of the Credit Agreement and the Revolving Loan Commitment has expired or has been terminated, (b) be binding upon each of Grantors, and their respective successors and assigns, and (c) inure to the benefit of, and be enforceable by, Administrative Agent, and its successors, transferees and assigns.  Without limiting the generality of the foregoing clause (c), any Lender may, in accordance with the provisions of the Credit Agreement, assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise.  Upon repayment in full in cash, or other satisfaction to the satisfaction of the Lender Group, of the Obligations in accordance with the provisions of the Credit Agreement and the expiration or termination of the Revolving Loan Commitment, the Security Interest granted hereby shall terminate and all rights to the Collateral shall revert to Grantors or any other Person entitled thereto.  At such time, Administrative Agent will authorize the filing of appropriate termination statements to terminate such Security Interests.  No transfer or renewal, extension, assignment, or termination of this Agreement or of the Credit Agreement, any other Loan Document, or any other instrument or document executed and delivered by any Grantor to Administrative Agent nor any additional Advances or other loans made by any Lender to Borrowers, nor the taking of further security, nor the retaking or re-delivery of the Collateral to Grantors, or any of them, by Administrative Agent, nor any other act of any member of the Lender Group shall release any of Grantors from any obligation, except a release or discharge executed in writing by Administrative Agent in accordance with the provisions of the Credit Agreement.  Administrative Agent shall not by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder, unless such waiver is in writing and signed by Administrative Agent and then only to the extent therein set forth.  A waiver by Administrative Agent of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which Administrative Agent would otherwise have had on any other occasion.

23.                                 GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL.

(a)                                  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

(b)                                 FOR PURPOSES OF ANY LEGAL ACTION OR PROCEEDING BROUGHT BY ANY MEMBER OF THE LENDER GROUP WITH RESPECT TO THIS AGREEMENT, EACH GRANTOR HEREBY IRREVOCABLY SUBMITS TO THE PERSONAL JURISDICTION OF THE FEDERAL AND STATE COURTS SITTING IN THE COUNTY OF NEW YORK, STATE OF NEW YORK AND HEREBY IRREVOCABLY DESIGNATES AND APPOINTS, AS ITS AUTHORIZED AGENT FOR SERVICE OF PROCESS IN THE STATE OF NEW YORK, ADMINISTRATIVE BORROWER, OR SUCH OTHER PERSON AS SUCH GRANTOR SHALL DESIGNATE HEREAFTER BY WRITTEN NOTICE GIVEN TO ADMINISTRATIVE AGENT (THE “DESIGNEE”).  THE CONSENT TO JURISDICTION HEREIN SHALL NOT BE EXCLUSIVE.  THE LENDER GROUP SHALL FOR ALL PURPOSES AUTOMATICALLY, AND WITHOUT ANY ACT ON THEIR PART, BE ENTITLED TO TREAT SUCH DESIGNEE OF EACH GRANTOR AS THE AUTHORIZED AGENT TO RECEIVE FOR AND ON BEHALF OF SUCH GRANTOR SERVICE OF WRITS, OR SUMMONS OR OTHER LEGAL PROCESS IN THE STATE OF NEW YORK, WHICH SERVICE SHALL BE DEEMED EFFECTIVE PERSONAL SERVICE ON SUCH GRANTOR SERVED WHEN DELIVERED TO THE DESIGNEE, WHETHER OR NOT SUCH DESIGNEE GIVES NOTICE TO SUCH GRANTOR; AND DELIVERY OF SUCH SERVICE TO ITS AUTHORIZED AGENT SHALL BE DEEMED TO BE MADE WHEN PERSONALLY DELIVERED.  IF THE DESIGNEE IS THE ADMINISTRATIVE BORROWER OR AN AFFILIATE OF ADMINISTRATIVE BORROWER, SERVICE SHALL BE MADE ON DESIGNEE BY DELIVERY TO THE DESIGNEE’S AGENT REGISTERED WITH THE NEW YORK SECRETARY OF STATE FOR SERVICE OF PROCESS. IN THE EVENT THAT, FOR ANY REASON, SUCH DESIGNEE SHALL NO LONGER SERVE AS DESIGNEE FOR A GRANTOR TO RECEIVE SERVICE OF PROCESS IN THE STATE OF NEW YORK, SUCH GRANTOR SHALL SERVE AND ADVISE THE ADMINISTRATIVE AGENT THEREOF SO THAT AT ALL TIMES EACH GRANTOR WILL MAINTAIN AN

AGENT TO RECEIVE SERVICE OF PROCESS IN THE STATE OF NEW YORK ON BEHALF OF SUCH GRANTOR WITH RESPECT TO THIS AGREEMENT.  IN THE EVENT THAT, FOR ANY REASON, SERVICE OF LEGAL PROCESS CANNOT BE MADE IN THE MANNER DESCRIBED ABOVE, SUCH SERVICE MAY BE MADE IN SUCH MANNER AS PERMITTED BY LAW.

(c)                                  EACH GRANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION IT WOULD MAKE NOW OR HEREAFTER FOR THE LAYING OF VENUE OF ANY SUIT, ACTION, OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT BROUGHT IN THE FEDERAL COURTS OF THE UNITED STATES SITTING IN NEW YORK COUNTY, NEW YORK, AND HEREBY IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION, OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(d)                                 EACH GRANTOR AND EACH MEMBER OF THE LENDER GROUP TO THE EXTENT PERMITTED BY APPLICABLE LAW WAIVES, AND OTHERWISE AGREES NOT TO REQUEST, A TRIAL BY JURY IN ANY COURT AND IN ANY ACTION, PROCEEDING OR COUNTERCLAIM OF ANY TYPE IN WHICH ANY GRANTOR, ANY MEMBER OF THE LENDER GROUP OR ANY OF THEIR RESPECTIVE SUCCESSORS OR ASSIGNS IS A PARTY, AS TO ALL MATTERS AND THINGS ARISING DIRECTLY OR INDIRECTLY OUT OF THIS AGREEMENT.

24.                                 New Subsidiaries.  Pursuant to Section 6.20 of the Credit Agreement, any new direct or indirect Domestic Subsidiary (whether by acquisition or creation) of a Grantor (other than an Excluded Subsidiary) is required to enter into this Agreement by executing and delivering in favor of Administrative Agent a supplement to this Agreement in the form of Annex 1 attached hereto.  Upon the execution and delivery of Annex 1 by such new Domestic Subsidiary, such Domestic Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein.  The execution and delivery of any instrument adding an additional Grantor as a party to this Agreement shall not require the consent of any Grantor hereunder.  The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor hereunder.

25.                                 Administrative Agent.  Each reference herein to any right granted to, benefit conferred upon or power exercisable by the “Administrative Agent” shall be a reference to Administrative Agent, for the benefit of the Lender Group.

26.                                 Miscellaneous.

(a)                                  This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.  Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement.  Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

(b)           Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

(c)           Headings used in this Agreement are for convenience only and shall not be used in connection with the interpretation of any provision hereof.

(d)           The pronouns used herein shall include, when appropriate, either gender and both singular and plural, and the grammatical construction of sentences shall conform thereto.

(e)           Unless the context of this Agreement or any other Loan Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and  “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.”  The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Loan Document, as the case may be.  Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified.  Any reference in this Agreement or in any other Loan Document to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein).  Any reference herein or in any other Loan Document to the satisfaction or repayment in full of the Obligations shall mean the repayment in full in cash (or cash collateralization in accordance with the terms hereof) of all Obligations other than unasserted contingent indemnification Obligations.  Any reference herein to any Person shall be construed to include such Person’s successors and assigns.  Any requirement of a writing contained herein or in any other Loan Document shall be satisfied by the transmission of a Record and any Record so transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Agreement by and through their duly authorized officers, as of the day and year first above written.

GRANTORS:	OXFORD INDUSTRIES, INC.

By:
Name:
Title:

TOMMY BAHAMA GROUP, INC.

By:
Name:
Title:

BEN SHERMAN CLOTHING, INC.

By:
Name:
Title:

LIONSHEAD CLOTHING COMPANY

By:
Name:
Title:

OXFORD CARIBBEAN, INC.

By:
Name:
Title:

OXFORD GARMENT, INC.

By:
Name:
Title:

PLEDGE AND SECURITY AGREEMENT

OXFORD INTERNATIONAL, INC.

By:
Name:
Title:

OXFORD OF SOUTH CAROLINA, INC.

By:
Name:
Title:

PIEDMONT APPAREL CORPORATION

By:
Name:
Title:

SFI OF OXFORD ACQUISITION CORPORATION

By:
Name:
Title:

TOMMY BAHAMA BEVERAGES, LLC

By:
Name:
Title:

TOMMY BAHAMA R&R HOLDINGS, INC.

By:
Name:
Title:

PLEDGE AND SECURITY AGREEMENT

TOMMY BAHAMA TEXAS BEVERAGES, LLC

By:
Name:
Title:

VIEWPOINT MARKETING, INC.

By:
Name:
Title:

OXFORD LOCKBOX, INC.

By:
Name:
Title:

ADMINISTRATIVE AGENT:	SUNTRUST BANK, as Administrative Agent

By:
Name:
Title:

PLEDGE AND SECURITY AGREEMENT

SCHEDULES TO THE

AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

by and among

OXFORD INDUSTRIES, INC.,
TOMMY BAHAMA GROUP, INC.,

and the other Grantors party thereto

and

SUNTRUST BANK,
as the Administrative Agent,

As of August 15, 2008

Certain information set forth in these Schedules has been included and disclosed solely for informational purposes and may not be required to be disclosed pursuant to the terms and conditions of the Amended and Restated Pledge and Security Agreement described above (the “Agreement”).  No information so included and disclosed shall be deemed to establish a standard of materiality or otherwise be used to determine whether such information or any other information is material.

Capitalized terms used but not defined in the Schedules shall have the meanings ascribed to them in the Agreement, including terms defined by reference to the Credit Agreement, as defined therein.

SCHEDULE 1

TRADE NAMES; ORGANIZATIONAL IDENTIFICATION NUMBERS; CHIEF EXECUTIVE OFFICES

A.  Trade names and prior names.

1.  On July 30, 2004, Oxford Clothing Corporation, a Georgia corporation, changed its name to Ben Sherman Clothing, Inc., a Georgia corporation.

2.  In January 2005, Viewpoint International, Inc., a Delaware corporation, changed its name to Tommy Bahama Group, Inc., a Delaware corporation.

3.  The following names have been used by Tommy Bahama R&R Holdings, Inc. (or by entities which have been merged into Tommy Bahama R&R Holdings, Inc.) within the past five years:

Tommy Bahama Ala Moana	Tommy Bahama Palm Desert
Tommy Bahama Atlantic City	Tommy Bahama Palo Alto
Tommy Bahama Austin	Tommy Bahama Pasadena
Tommy Bahama Biltmore	Tommy Bahama Phipps Plaza
Tommy Bahama Birmingham	Tommy Bahama Primm
Tommy Bahama Boca Raton	Tommy Bahama Relax
Tommy Bahama’s Tropical Café &	Tommy Bahama San Diego Fashion
Emporium	Valley
Tommy Bahama Café Emporium	Tommy Bahama San Jose
Tommy Bahama Charleston	Tommy Bahama Sarasota
Tommy Bahama Cherry Creek	Tommy Bahama South Park
Tommy Bahama Dallas	Tommy Bahama St. Augustine
Tommy Bahama Dallas Galleria	Tommy Bahama Troy
Tommy Bahama Farmers Market	Tommy Bahama Tucson
Tommy Bahama’s Island Grille	Tommy Bahama Tysons Galleria
Tommy Bahama Kansas City	Tommy Bahama Wailea
Tommy Bahama La Jolla	Tommy Bahama Walnut Creek
Tommy Bahama Las Olas	Tommy Bahama Whalers Village
Tommy Bahama Las Vegas	Tommy Bahama Woodbury Commons
Tommy Bahama Las Vegas Fashion	Tommy Bahama International Plaza
Show	Tommy Bahama Short Hills
Tommy Bahama Las Vegas Forum	Tommy Bahama Wellington Green
Tommy Bahama Manhattan Village	Tommy Bahama Woodlands
Tommy Bahama Mauna Lani	Tommy Bahama Womens Swimwear
Tommy Bahama Mission Viejo	Tommy Bahama Golf
Tommy Bahama Myrtle Beach	Indigo Palms Fashion Island
Tommy Bahama Newport Beach	Indigo Palms Las Vegas Forum
Tommy Bahama North Scottsdale	Indigo Palms Santana Row
Tommy Bahama Orlando	Indigo Palms Las Olas
Tommy Bahama Palm Beach Gardens

4.  The following Subsidiaries have used the following names:

Piedmont Apparel Corporation has used Airman Shirt Co., Ltd.

Lionshead Clothing Company has used Manchester Shirts, Inc.

SFI of Oxford Acquisition Corporation has used Arnold Brant.

Tommy Bahama Group, Inc. has used the names Tommy Bahama Golf, Indigo Palms, Island Soft and Tommy Bahama Relax.

Oxford of South Carolina, Inc. has used the name Next Day Apparel, Inc. (asset purchase).

B.  Organizational Information.

Grantor	Jurisdiction of Formation or Incorporation	Organizational Identification Number	Chief Executive Office and Principal Place of Business
Oxford Industries, Inc.	Georgia	J313189	222 Piedmont Avenue Atlanta, GA 30308-1545
Tommy Bahama Group, Inc.	Delaware	2304525	428 West Lake Avenue North Seattle, WA 98109
Ben Sherman Clothing, Inc.	Georgia	K420057	222 Piedmont Avenue Atlanta, GA 30308-1545
Lionshead Clothing Company	Delaware	3061645	222 Piedmont Avenue Atlanta, GA 30308-1545
Oxford Caribbean, Inc.	Delaware	2550988	222 Piedmont Avenue Atlanta, GA 30308-1545
Oxford Garment, Inc.	Delaware	2209382	222 Piedmont Avenue Atlanta, GA 30308-1545
Oxford International, Inc.	Georgia	J204283	222 Piedmont Avenue Atlanta, GA 30308-1545
Oxford Lockbox, Inc.	Delaware	4132945	222 Piedmont Avenue Atlanta, GA 30308-1545
Oxford of South Carolina, Inc.	South Carolina	None	222 Piedmont Avenue Atlanta, GA 30308-1545
Piedmont Apparel Corporation	Delaware	3061644	222 Piedmont Avenue Atlanta, GA 30308-1545
SFI of Oxford Acquisition Corporation	Delaware	4029893	222 Piedmont Avenue Atlanta, GA 30308-1545
Tommy Bahama Beverages, LLC	Delaware	3882133	222 Piedmont Avenue Atlanta, GA 30308-1545
Tommy Bahama R&R Holdings, Inc.	Delaware	2691928	222 Piedmont Avenue Atlanta, GA 30308-1545
Tommy Bahama Texas Beverages, LLC	Texas	800416300	9595 Six Pines Drive, Suite 700 The Woodlands, TX 77380
Viewpoint Marketing, Inc.	Florida	P07000063076	222 Piedmont Avenue Atlanta, GA 30308-1545

C.  Records regarding Collateral.

Records regarding the Collateral are maintained at 222 Piedmont Avenue, Atlanta, GA  30308-1545.

SCHEDULE 2

COMMERCIAL TORT CLAIMS

None.

SCHEDULE 3

COPYRIGHT REGISTRATIONS AND APPLICATIONS FOR REGISTRATION

(See attached pages)

COPYRIGHTS SPRING 2002

Copyright Title	Alternate Title	Author/Claimant	Registration #	Year Registered	Description
TB3750 TB1095 (21) LA NINA COLADA CAMP		Viewpoint International, Inc.	VA 1-245-389	2002	Fabric Design
TB 3754 (21) LEAF AND LET LEAF CAMP		Viewpoint International, Inc.	VA 1-245-390	2002	Fabric Design
T83803 (21) VINTAGE VINES		Viewpoint International, Inc.	VA 1-245-391	2002	Fabric Design
TB3778 (21) LOVERS LANE		Viewpoint International, Inc.	VA 1-245-392	2002	Fabric Design
TB3752 (21) PERSIAN PROMISE		Viewpoint International, Inc.	VA 1-245-393	2002	Fabric Design
TB3770 (21) CATALINA CORSAGE		Viewpoint International, Inc.	VA 1-245-394	2002	Fabric Design
TB3747 TB9051 (21) GARDEN OF HOPE AND COURAGE MENS		Viewpoint International, Inc.	VA 1-245-395	2002	Fabric Design
TB3777 (21) KIMONO		Viewpoint International, Inc.,	VA 1-245-396	2002	Fabric Design
TB3667 (21) FLORAL IMPRESSION (BORDER)		Viewpoint International, Inc.	VA 1-245-397	2002	Fabric Design
TB3788 (21) FOULARD’S GOLD CAMP		Viewpoint International, Inc.	VA 1-245-398	2002	Fabric Design
TB3749 (21) NO MONEY, NO HONEY CAMP		Viewpoint International, Inc.,	VA 1-245-399	2002	Fabric Design
TB3792 (21) EL JARDIN CAMP		Viewpoint International, Inc.	VA 1-245-400	2002	Fabric Design
TB3748 TB9052 (21) BAHAMARAMA		Viewpoint International, Inc.	VA 1-245-401	2002	Fabric Design
TB2370 (21) GARDEN OF EDEN		Viewpoint International, Inc.	VA 1-245-402	2002	Fabric Design
TB2390 (21) OOH LA LEI POLO		Viewpoint International, Inc.	VA 1-245-403	2002	Fabric Design
TB2398 (21) ST. LUCIO POLO		Viewpoint International, Inc.	VA 1-245-404	2002	Fabric Design
TB3781 TB1093 TB9056 (21) LOBSTER LIASON CAMP		Viewpoint International, Inc..	VA 1-245-405	2002	Fabric Design
TB3736 TB9048 (21) ISLAND OF DESIRE		Viewpoint International, Inc.	VA 1-245-406	2002	Fabric Design
TB2397 (21) WATER LILY		Viewpoint International, Inc.	VA 1-245-407	2002	Fabric Design
TB2396/TB3799 (21) MAKIN’ WAVES/BLOW ME AWAY CAMP		Viewpoint International, Inc.	VA 1-245-408	2002	Fabric Design
TB3763 (21) PAISLEY PASSION		Viewpoint International, Inc.	VA 1-245-409	2002	Fabric Design
TB2371 (21) FLORAL RHAPSODY		Viewpoint International, Inc.	VA 1-245-410	2002	Fabric Design
TB3756 (21) PLAID TASTIK CAMP		Viewpoint International, Inc.	VA 1-245-411	2002	Fabric Design
TB3734/TB9045 BONGO CONGO CAMP		Viewpoint International, Inc.	VA 1-245-412	2002	Fabric Design
TB3739 (21) SEISMO-PLAID CAMP		Viewpoint International, Inc.	VA 1-245-413	2002	Fabric Design

COPYRIGHTS SPRING 2002

Copyright Title	Alternate Title	Author/Claimant	Registration #	Year Registered	Description
TB3745 (21) A SHORE THING CAMP		Viewpoint International, Inc.	VA 1-245-414	2002	Fabric Design
TB3773 TB9048 (21) HERMIT THE CRAB CAMP		Viewpoint International, Inc.	VA 1-245-352	2002	Fabric Design
TB1091 (21) PARADISE PAISLEY		Viewpoint International, Inc.	VA 1-245-353	2002	Fabric Design
TB3735 (21) FAN FLORA CAMP		Viewpoint International, Inc.	VA 1-245-354	2002	Fabric Design
TB2373 (21) SOLSTICE		Viewpoint International, Inc.	VA 1-245-355	2002	Fabric Design
TB3761 (21) TRYST IN THE MIST CAMP		Viewpoint International, Inc.	VA 1-245-358	2002	Fabric Design
TB1086 (21) PINA POWER		Viewpoint International, Inc.	VA 1-245-356	2002	Fabric Design
TB2372 121) PINEAPPLE-PICK-ME-UP POLO		Viewpoint International, Inc.	VA 1-245-357	2002	Fabric Design
TB2344 (21) PANDA CHOW POLO		Viewpoint International, Inc.	VA 1-245-360	2002	Fabric Design
TB3800 TB9047 TB1094 (21) BRUCE’S BALLAD CAMP		Viewpoint International, Inc.	VA 1-245-359	2002	Fabric Design
TB3806 (21) SHELL SHOCKED CAMP		Viewpoint International, Inc.	VA 1-245-361	2002	Fabric Design
TB3740 (21) BE THERE OR BE SQUARE CAMP		Viewpoint International, Inc.	VA 1-245-362	2002	Fabric Design
TB1092 (21) CALYPSO QUEEN		Viewpoint International, Inc.	VA 1-245-363	2002	Fabric Design
TB3755 (21) PLAID TO SEE YOU CAMP		Viewpoint International, Inc.	VA 1-245-364	2002	Fabric Design
TB3753 (21) FLORENTINE SHELL		Viewpoint International, Inc.	VA 1-245-365	2002	Fabric Design
TB3918 (21) SHADY PALMS CAMP		Viewpoint International, Inc.	VA 1-245-368	2002	Fabric Design
TB3917 (21) SUGAR PLAIDY CAMP		Viewpoint International, Inc.	VA 1-245-357	2002	Fabric Design
TB3757 (21) PARADISE BOUND CAMP		Viewpoint International, Inc.	VA 1-245-368	2002	Fabric Design
TB3775 (21) GARDEN OF HOPE AND COURAGE WOMENS		Viewpoint International, Inc.	VA 1-245-369	2002	Fabric Design
TB3780 TB9053 (21) SOLSTICE		Viewpoint International, Inc.	VA 1-245-370	2002	Fabric Design
TB3759 (21) HELLUVA HONEYMOON		Viewpoint International, Inc.	VA 1-245-371	2002	Fabric Design
TB3782A/TB9054 (21) BIM-BAM-BOOM		Viewpoint International, Inc.	VA 1-245-372	2002	Fabric Design
TB2384 (21) TWILIGHT WHISPER		Viewpoint International, Inc.	VA 1-245-373	2002	Fabric Design
TB3733 (21) PAISLEY PALACE		Viewpoint International, Inc.	VA 1-245-374	2002	Fabric Design
TB3772 (21) ALTANIS DELIGHT		Viewpoint International, Inc.	VA 1-245-375	2002	Fabric Design

COPYRIGHTS SPRING 2002

Copyright Title	Alternate Title	Author/Claimant	Registration #	Year Registered	Description
TB3779 (21) FLORAL SUSPENSE		Viewpoint International, Inc.	VA 1-245-376	2002	Fabric Design
TB3910 (21) FERN EUPHORIA		Viewpoint International, Inc.	VA 1-245-377	2002	Fabric Design
TB2404 (21) BANDITO LITO		Viewpoint International, Inc.	VA 1-245-378	2002	Fabric Design
TB3798 TB9060 (21) HALO HALO		Viewpoint International, Inc.	VA 1-245-379	2002	Fabric Design
TB3632 (21) JURASSIC PALMS CAMP		Viewpoint International, Inc.	VA 1-245-380	2002	Fabric Design
TB3922 (21) T1KI TIME CAMP		Viewpoint International, Inc.	VA 1-245-381	2002	Fabric Design
TB3789 (21) PINEAPPLE TWIST CAMP		Viewpoint International, Inc.	VA 1-245-382	2002	Fabric Design
TB3758 TB9057 (21) TAKEN BY STORM CAMP		Viewpoint International, Inc.	VA 1-245-383	2002	Fabric Design
TB2374 (21) KING OF THE JUNGLE POLO		Viewpoint International, Inc.	VA 1-245-384	2002	Fabric Design
TB3792 (21) FLORAL IMPRESSION (BACKGRD)		Viewpoint International, Inc.	VA 1-245-385	2002	Fabric Design
TB3737 (21) SINGAPORE SENSATION		Viewpoint International, Inc.	VA 1-245-386	2002	Fabric Design
TB30012 (23) BIG KAHUNA POND		Viewpoint International, Inc.	VA 1-247-502	2002	Fabric Design
TB30006 (23) PLAD ABOUT PAISLEY		Viewpoint International, Inc.	VA 1-247-503	2002	Fabric Design
TB3925 (23) BAMBOO BLIND		Viewpoint International, Inc.	VA 1-247-504	2002	Fabric Design
TB2410 (23) FERNTASIA		Viewpoint International, Inc.	VA 1-247-505	2002	Fabric Design
TB30029 (23) SANDPIPER PLAID		Viewpoint International, Inc.	VA 1-247-506	2002	Fabric Design
TB3920 (23) TAHITIAN TANGO		Viewpoint International, Inc.	VA 1-247-507	2002	Fabric Design
TB3997 (23) RUM RUNNER STRIPE		Viewpoint International, Inc.	VA 1-247-508	2002	Fabric Design
TB30011/TB9062 (23) FLORAL ANTIQUITY	GARDEN OF HOPE AND COURAGE	Viewpoint International, Inc.	VA 1-247-509	2002	Fabric Design
TB3935 (23) EASY CHECK		Viewpoint International, Inc.	VA 1-247-510	2002	Fabric Design
TB3982/TB9072 (23) CAPE CARNIVAL		Viewpoint International, Inc.	VA 1-247-511	2002	Fabric Design
TB2433 (23) TAHITIAN TANGO		Viewpoint International, Inc.	VA 1-247-512	2002	Fabric Design
TB3957/TB2413/TB1108 (23) HYPNOTIC PALMS		Viewpoint International, Inc.	VA 1-247-513	2002	Fabric Design
TB30034 (23) PALMOA PALMS		Viewpoint International, Inc.	VA 1-247-514	2002	Fabric Design
TB3985/TB9075 (23) HANA HEAVEN		Viewpoint International, Inc.	VA 1-247-515	2002	Fabric Design

COPYRIGHTS SPRING 2002

Copyright Title	Alternate Title	Author/Claimant	Registration #	Year Registered	Description
TB2412 (23) POPPY FIELDS		Viewpoint International, Inc.	VA 1-247-516	2002	Fabric Design
TB3949 (23) TWIN FALLS		Viewpoint International, Inc.	VA 1-247-517	2002	Fabric Design
TB1105 (23) PLANT PAGEANT		Viewpoint International, Inc.	VA 1-247-518	2002	Fabric Design
TB30036 (23) PALM SOLO		Viewpoint International, Inc.	VA 1-247-519	2002	Fabric Design
TB2414 (23) WONDER WOODS		Viewpoint International, Inc.	VA 1-247-520	2002	Fabric Design
TB30027 (23) STARLIGHT PLAID		Viewpoint International, Inc.	VA 1-247-521	2002	Fabric Design
TB1104 (23) LOTSA PINEAPPLE		Viewpoint International, Inc.	VA 1-247-522	2002	Fabric Design
TB30004 123) TALLY ME BANANAS		Viewpoint International, Inc.	VA 1-247-523	2002	Fabric Design
TB3932 (23) TIKI CORSAGE		Viewpoint International, Inc.	VA 1-247-524	2002	Fabric Design
TB3926 (23) TROPICAL VINEYARD		Viewpoint International, Inc.	VA 1-247-525	2002	Fabric Design
TB3950/TB9064 (23) FLASHBACK FLORAL		Viewpoint International, Inc.	VA 1-247-526	2002	Fabric Design
TB30013 (23) LATIN LEAF		Viewpoint International, Inc.	VA 1-247-527	2002	Fabric Design
TB3945 (23) GARDEN OF HOPE AND COURAGE	RAINFOREST	Viewpoint International, Inc.	VA 1-247-528	2002	Fabric Design
TB3973 (23) PALM IN A BOX		Viewpoint International, Inc.	VA 1-247-529	2002	Fabric Design
TB30010 (23) SABA DEDUCTION STRIPE		Viewpoint International, Inc.	VA 1-247-530	2002	Fabric Design
TB3941 1231 TROPICAL SEA GLASS		Viewpoint International, Inc.	VA 1-247-531	2002	Fabric Design
TB2417 (23) FLORAL VIBRATIONS		Viewpoint International, Inc.	VA 1-247-532	2002	Fabric Design
TB30035 (23) MINTICELLO MIST		Viewpoint International, Inc.	VA 1-247-533	2002	Fabric Design
TB30088 (23) DANCING FLOWERS		Viewpoint International, Inc.	VA 1-247-534	2002	Fabric Design
TB2418 (23) POCONO PINEAPPLE		Viewpoint International, Inc.	VA 1-247-535	2002	Fabric Design
TB2423 (23) TWIN FALLS		Viewpoint International, Inc.	VA 1-247-536	2002	Fabric Design
TB3955 (23) BIG AND BEAUTIFUL		Viewpoint International, Inc.	VA 1-247-537	2002	Fabric Design
TB3990 (23) BOURBON LEGENDS		Viewpoint International, Inc.	VA 1-247-538	2002	Fabric Design
TB30023/TB1107 (23) PALM DUNE		Viewpoint International, Inc.	VA 1-247-539	2002	Fabric Design
TB3956 (23) LOBSTER LINE DANCE		Viewpoint International, Inc.	VA 1-247-540	2002	Fabric Design
TB3996 (23) MONKEY JUNGLE		Viewpoint International, Inc.	VA 1-247-541	2002	Fabric Design

COPYRIGHTS SPRING 2002

Copyright Title	Alternate Title	Author/Claimant	Registration #	Year Registered	Description
TB2416 (23) PINA COLADA		Viewpoint International, Inc.	VA 1-247-542	2002	Fabric Design
TB3953 (23) BAMBOO SUNRISE		Viewpoint International, Inc.	VA 1-247-543	2002	Fabric Design
TB3936 (23) FLORAL PARADISE		Viewpoint International, Inc.	VA 1-247-544	2002	Fabric Design
TB3924/TB9066 (23) LEAF OF LUXURY		Viewpoint International, Inc.	VA 1-247-545	2002	Fabric Design
TB3986 (23) PINEAPPLE LANE		Viewpoint International, Inc.	VA 1-247-546	2002	Fabric Design
TB3987 (23) PALM CONCERTO #8		Viewpoint International, Inc.	VA 1-247-547	2002	Fabric Design
TB3977 (23) STRIPE TEASE		Viewpoint International, Inc.	VA 1-247-548	2002	Fabric Design
TB3963 (23) BARBADOS BAY		Viewpoint International, Inc.	VA 1-247-549	2002	Fabric Design
TB30026 (23) BEACH WALK		Viewpoint International, Inc.	VA 1-247-550	2002	Fabric Design
TB30024 (23) MOSAIC PALMS		Viewpoint International, Inc.	VA 1-247-551	2002	Fabric Design
TB30022 (23) FERN BABY FERN		Viewpoint International, Inc.	VA 1-247-552	2002	Fabric Design

Copyright Title	Alternate Title	Author/Claimant	Registration #	Year Registered	Description
SUNSET COCKTAILS	n/a	Viewpoint International, Inc.	SR 314-648	11/29/2002	Sound recording, liner notes and jacket artwork

COPYRIGHTS FALL 2003

Copyright Title	Alternate Title (NONE)	Author/Claimant	Registration #	Year Registered	Description
TB 2515 (33) TB Tropical Punch	N/A	Viewpoint International, Inc.	VA 1-203-522	2003	Fabric Design
TB30224 (33) Figi Fest	N/A	Viewpoint International, Inc.	VA 1-203-519	2003	Fabric Design
TB2482 (33) Flirty Floral	N/A	Viewpoint International, Inc.	VA 1-203-512	2003	Fabric Design
TB2491 (33) Palm Top Hibiscus	N/A	Viewpoint International, Inc.	VA 1-203-511	2003	Fabric Design
TB2499 (33) Orchid Overture	N/A	Viewpoint International, Inc.	VA 1-203-508	2003	Fabric Design
TB2493/TB9124/TB1143 (33) Pick Me Up / Flora Bora	N/A	Viewpoint International, Inc.	VA 1-203-499	2003	Fabric Design
TB2481 (33) Calypso Cocktail	N/A	Viewpoint International, Inc.	VA 1-203-497	2003	Fabric Design
TB2514 (33) Hana Cove	N/A	Viewpoint International, Inc.	VA 1-203-495	2003	Fabric Design
TB2494 (33) Boxer Palm	N/A	Viewpoint International, Inc.	VA 1-203-489	2003	Fabric Design
TB2489 (33) Shades of Paradise	N/A	Viewpoint International, Inc.	VA 1-203-524	2003	Fabric Design

COPYRIGHTS HOLIDAY 2003

Copyright Title	Alternate Title	Author/Claimant	Registration #	Year Registered	Description
BAMBOO BOUQUET	34TB436	Viewpoint International, Inc.	VA 1-221-761	2003	Fabric Design
BON VOYAGE	34TB30415	Viewpoint International, Inc.	VA 1-221-769	2003	Fabric Design
BANQUET TOSS	34TB30413	Viewpoint International, Inc.	VA 1-221-762	2003	Fabric Design
Buena Vista	34TB2535	Viewpoint International, Inc.	VA 1-217-919	2003	Fabric Design
CHAMPAGNE TOAST	34TB30427	Viewpoint International, Inc.	VA 1-217-925	2003	Fabric Design
Costa Rica	34TB30357	Viewpoint International, Inc.	VA 1-221-755	2003	Fabric Design
déjà vu	34TB30380	Viewpoint International, Inc.	VA 1-217-929	2003	Fabric Design
FANTASY ISLAND	34TB30328	Viewpoint International, Inc.	VA 1-217-931	2003	Fabric Design
FIRST DANCE	34TB30418	Viewpoint International, Inc.	VA 1-217-927	2003	Fabric Design
Flamingo Dance Towel	34TB132	Viewpoint International, Inc.	VA 1-214-455	2003	Fabric Design
FLOWER GIRL	34TB30417	Viewpoint International, Inc.	VA 1-221-771	2003	Fabric Design
Four Food Groups	T7314/T7313	Viewpoint International, Inc.	VA 1-226-307	2003	Fabric Design
Fresca Palms	34TB30399	Viewpoint International, Inc.	VA 1-217-914	2003	Fabric Design
Fresh Beverage	34TB30566	Viewpoint International, Inc.	VA 1-221-775	2003	Fabric Design
Ginger Tonic	34TB30346	Viewpoint International, Inc.	VA 1-221-760	2003	Fabric Design
GoHac	34TB30398	Viewpoint International, Inc.	VA 1-217-920	2003	Fabric Design
Hllo Hideaway	34TB2548	Viewpoint International, Inc.	VA 1-221-766	2003	Fabric Design
HONEYMOON LAGOON	34TB2525	Viewpoint International, Inc.	VA 1-221-763	2003	Fabric Design
Hula Hallucinations	34TB30375	Viewpoint International, Inc.	VA 1-221-764	2003	Fabric Design
Island Carpool	T7316	Viewpoint International, Inc.	VA 1-226-306	2003	Fabric Design
Island Gataway	34TB30405	Viewpoint International, Inc.	VA 1-221-770	2003	Fabric Design
Island Surprise	34TB2546	Viewpoint International, Inc.	VA 1-221-768	2003	Fabric Design
Jungle Rhumba	34TB30403	Viewpoint International, Inc.	VA 1-217-923	2003	Fabric Design
Kong Coast	34TB2542	Viewpoint International, Inc.	VA 1-221-756	2003	Fabric Design
LILY MY LOVE	34TB30330	Viewpoint International, Inc.	VA 1-221-765	2003	Fabric Design
Lost Islands	34TB2550	Viewpoint International, Inc.	VA 1-221-745	2003	Fabric Design
Lotus Limbo	34TB30326	Viewpoint International, Inc.	VA 1-217-913	2003	Fabric Design
LOVE BIRDS	34TB30419	Viewpoint International, Inc.	VA 1-217-922	2003	Fabric Design
Love Notes Embroidery	34TB8148	Viewpoint International, Inc.	VA 1-214-456	2003	Fabric Design
Luscious Lovelies	34TB30411	Viewpoint International, Inc.	VA 1-221-773	2003	Fabric Design
MAMBO MAMA	34TB30354	Viewpoint International, Inc.	VA 1-217-933	2003	Fabric Design
Moonlight Bay	34TB2549	Viewpoint International, Inc.	VA 1-221-745	2003	Fabric Design
ORCHID BREEZE	34TB30340	Viewpoint International, Inc.	VA 1-217-928	2003	Fabric Design
Orchids on the Run	34TB30364	Viewpoint International, Inc.	VA 1-217-930	2003	Fabric Design
PAINT THE TOWN	34TG30344	Viewpoint International, Inc.	VA 1-221-752	2003	Fabric Design
Palm Illusion	34TB30365	Viewpoint International, Inc.	VA 1-217-918	2003	Fabric Design
Palm Plle-it	34TB30360	Viewpoint International, Inc.	VA 1-217-915	2003	Fabric Design
Palm Swizzles	34TB30395	Viewpoint International, Inc.	VA 1-217-917	2003	Fabric Design
Paradise Beach	T30300	Viewpoint International, Inc.	VA 1-226-305	2003	Fabric Design
PINEAPPLE PIZAZZ	34TB1150	Viewpoint International, Inc.	VA 1-221-750	2003	Fabric Design
Pineapple Soul Mate	34TB30349	Viewpoint International, Inc.	VA 1-221-759	2003	Fabric Design
Pineapple Tango	34TB30374	Viewpoint International, Inc.	VA 1-221-758	2003	Fabric Design
Pipe Dream	34TB30387	Viewpoint International, Inc.	VA 1-221-754	2003	Fabric Design
POINSETTA PROMISE	34TB30331	Viewpoint International, Inc.	VA 1-221-747	2003	Fabric Design
Promise Me Paradise Embroidery	34TB147	Viewpoint International, Inc.	VA 1-214-454	2003	Fabric Design
ROMANTIC RENDEZVOUS	34TB30329	Viewpoint International, Inc.	VA 1-217-916	2003	Fabric Design
Salvadorian	34TB30393	Viewpoint International, Inc.	VA 1-221-767	2003	Fabric Design
Scene Stealer	T7315/T7312	Viewpoint International, Inc.	VA 1-226-308	2003	Fabric Design
Smooth Operator	T30299/T7320	Viewpoint International, Inc.	VA 1-226-304	2003	Fabric Design
Smooth Sailing	34TB30370	Viewpoint International, Inc.	VA 1-221-772	2003	Fabric Design
Tahitian Breeze	34TB30377	Viewpoint International, Inc.	VA 1-221-753	2003	Fabric Design
Tarpum Springs	34TB2530	Viewpoint International, Inc.	VA 1-217-924	2003	Fabric Design
THE HONEYMOONER	34TB1148	Viewpoint International, Inc.	VA 1-217-926	2003	Fabric Design
Tranquility Isle	34TB30367	Viewpoint International, Inc.	VA 1-221-748	2003	Fabric Design
TROPICAL LACE	34TB30416	Viewpoint International, Inc.	VA 1-217-932	2003	Fabric Design

COPYRIGHTS HOLIDAY 2003

Copyright Title	Alternate Title	Author/Claimant	Registration #	Year Registered	Description
TROPICAL TREASURE	34TB1149	Viewpoint International, Inc.	VA 1-221-751	2003	Fabric Design
TWILIGHT PROPOSAL	34TB30422	Viewpoint International, Inc.	VA 1-221-749	2003	Fabric Design
Vacation Vixen - Back	34TB30394	Viewpoint International, Inc.	VA 1-217-921	2003	Fabric Design
Vacation Vixen - Bottom	34TB30407	Viewpoint International, Inc.	VA 1-221-757	2003	Fabric Design
WEDDING SHOWER	34TB0414	Viewpoint International, Inc.	VA 1-221-774	2003	Fabric Design

COPYRIGHTS SPRING 2004

Copyright Title	Alternate Title	Claimant/Owner	Registration #	Year Registered	Description
ANTIKI FLORAL	TB30460/TB9181, Flower Tangle	Viewpoint International, Inc.	VA 1-219-425	2004	Fabric Design
BALI BLISS	TB30461	Viewpoint International, Inc.	VA 1-241-847	2004	Fabric Design
BAMBOO	TB30466/TB9162	Viewpoint International, Inc.	VA 1-219-341	2004	Fabric Design
BELLE JARDIN	TB30505	Viewpoint International, Inc.	VA 1-252-630	2004	Fabric Design
BELOW THE EQUATOR	TB30476	Viewpoint International, Inc.	VA 1-219-386	2004	Fabric Design
BIG SHOT DRIVE IN	T2915	Viewpoint International, Inc.	VA 1-300-327	2004	Fabric Design
BOUTIQUE BANQUET	TB30588	Viewpoint International, Inc.	VA 1-219-344	2004	Fabric Design
BRUSHED HIBISCUS CAMP	TB30585	Viewpoint International, Inc.	VA 1-219-339	2004	Fabric Design
CABANA PALM	TB30471	Viewpoint International, Inc.	VA 1-219-430	2004	Fabric Design
CAFÉ BAHAMA	TB30454	Viewpoint International, Inc.	VA 1-241-849	2004	Fabric Design
CASTING AGENT	T30484	Viewpoint International, Inc.	VA 1-300-336	2004	Fabric Design
COSTA FLORA	TB2587	Viewpoint International, Inc.	VA 1-219-343	2004	Fabric Design
DAISY DELIGHT	TB30489	Viewpoint International, Inc.	VA 1-219-411	2004	Fabric Design
DATE GROVE	TB30435/TB1160	Viewpoint International, Inc.	VA 1-219-387	2004	Fabric Design
DESERT BIRDS	TB30482/TB9181	Viewpoint International, Inc.	VA 1-219-412	2004	Fabric Design
DESERT IRIS	TB30441	Viewpoint International, Inc.	VA 1-219-425	2004	Fabric Design
DREAMING DEL RIO	TB30458	Viewpoint International, Inc.	VA 1-219-422	2004	Fabric Design
FAN-TASTIC	TB30430	Viewpoint International, Inc.	VA 1-219-428	2004	Fabric Design
FAT CAT CASINO	T7340	Viewpoint International, Inc.	VA 1-300-330	2004	Fabric Design
FIRE FLOWER	TB30496	Viewpoint International, Inc.	VA 1-252-833	2004	Fabric Design
FLEUR DE SOLEIL	TB30450	Viewpoint International, Inc.	VA 1-219-392	2004	Fabric Design
FLORAL REFLECTIONS	TB30487	Viewpoint International, Inc.	VA 1-219-410	2004	Fabric Design
FROM HERE TO PARADISE	TB30428	Viewpoint International, Inc.	VA 1-219-420	2004	Fabric Design
GARDEN MIRAGE	TB30457	Viewpoint International, Inc.	VA 1-219-431	2004	Fabric Design
GARDEN OF HOPE AND COURAGE	TB30468 Lotus Blossom	Viewpoint International, Inc.	VA 1-252-834	2004	Fabric Design
HEAT WAVE	TB30444/TB9174	Viewpoint International, Inc.	VA 1-219-432	2004	Fabric Design
HIBISCUS HIDEAWAY	TB30437	Viewpoint International, Inc.	VA 1-252-631	2004	Fabric Design
HIBISCUS HULA HOTEL	TB3-434	Viewpoint	VA 1-241-	2004	Fabric

COPYRIGHTS SPRING 2004

Copyright Title	Alternate Title	Claimant/Owner	Registration #	Year Registered	Description
		International, Inc.	848		Design
HIDING IN HIBISCUS	TB30455	Viewpoint International, Inc.	VA 1-219-391	2004	Fabric Design
HOLLYWOOD HIBISCUS	TB30593	Viewpoint International, Inc.	VA 1-219-346	2004	Fabric Design
ISLAND ADVENTURE CAMP	TB30431	Viewpoint International, Inc.	VA 1-219-389	2004	Fabric Design
ISLAND DIRECTOR	T7338, T7334	Viewpoint International, Inc.	VA 1-300-329	2004	Fabric Design
ISLAND INSPIRATION	TB30499	Viewpoint International, Inc.	VA 1-219-409	2004	Fabric Design
JARDIN	TB30509	Viewpoint International, Inc.	VA 1-219-404	2004	Fabric Design
MAI TIDE	TB30438/TB9175/ Shade of	Viewpoint International, Inc.	VA 1-219-393	2004	Fabric Design
MARTINIS & BIKINIS	T7347	Viewpoint International, Inc.	VA 1-300-328	2004	Fabric Design
MOON OVER MIAMI	TB30445/TB9172	Viewpoint International, Inc.	VA 1-219-394	2004	Fabric Design
ORCHID SANDS	TB30591	Viewpoint International, Inc.	VA 1-247-587	2004	Fabric Design
ORCHID SPRINGS	TB30596	Viewpoint International, Inc.	VA 1-219-337	2004	Fabric Design
PARADISE FOUND	TB30594	Viewpoint International, Inc.	VA 1-219-349	2004	Fabric Design
PARADISE SHADOW	TB30584	Viewpoint International, Inc.	VA 1-219-350	2004	Fabric Design
PASSION LEAF	TB30274	Viewpoint International, Inc.	VA 1-219-423	2004	Fabric Design
PICNIC IN PROVENCE	TB30446	Viewpoint International, Inc.	VA 1-219-406	2004	Fabric Design
PINEAPPLE INFUSION	TB30474/TB9169	Viewpoint International, Inc.	VA 1-219-384	2004	Fabric Design
PLAY IT AGAIN	TB30279	Viewpoint International, Inc.	VA 1-219-340	2004	Fabric Design
PROPELLA PALM	TB30433/9163	Viewpoint International, Inc.	VA 1-219-385	2004	Fabric Design
ROSE AMOR	TB30451	Viewpoint International, Inc.	VA 1-241-850	2004	Fabric Design
RUSTIC PARADISE	TB30590	Viewpoint International, Inc.	VA 1-219-338	2004	Fabric Design
SAIL FAST LIVE SLOW	T30466, T2964	Viewpoint International, Inc.	VA 1-300-331	2004	Fabric Design
SO RIGHT, SARONG	TB30543/TB9160	Viewpoint International, Inc.	VA 1-219-388	2004	Fabric Design
SOUTH PACIFIC	TB2558	Viewpoint International, Inc.	VA 1-219-342	2004	Fabric Design
SUNSET HIDEAWAY	TB30359	Viewpoint International, Inc.	VA 1-219-348	2004	Fabric Design
SWIZZLE INN	T30465, T7345	Viewpoint International, Inc.	VA 1-300-332	2004	Fabric Design
TAHITI SWEETIE	TB30592	Viewpoint International, Inc.	VA 1-219-347	2004	Fabric Design
TAHITIAN DREAMIN’	TB30467/TB9178	Viewpoint International, Inc.	VA 1-219-429	2004	Fabric Design
TALL COOL ONE	T7339	Viewpoint International, Inc.	VA 1-300-326	2004	Fabric Design

COPYRIGHTS SPRING 2004

Copyright Title	Alternate Title	Claimant/Owner	Registration #	Year Registered	Description
TEETOTALER	T7334	Viewpoint International, Inc.	VA 1-300-337	2004	Fabric Design
TICKET TO PARADISE	TB30459/TB9173	Viewpoint International, Inc.	VA 1-219-427	2004	Fabric Design
TOMMY TONGA	TB30482/TB9165	Viewpoint International, Inc.	VA 1-219-390	2004	Fabric Design
VISIONS OF PARADISE	TB30475/TB9179 Garden	Viewpoint International, Inc.	VA 1-241-848	2004	Fabric Design
WANNA BE LOVED BY YOU	TB30508/TB9682/TB1161	Viewpoint International, Inc.	VA 1-252-632	2004	Fabric Design
WATERFALL FLOWERS	TB30587	Viewpoint International, Inc.	VA 1-219-345	2004	Fabric Design
WINGS OVER RIO	TB30465	Viewpoint International, Inc.	VA 1-219-424	2004	Fabric Design

COPYRIGHTS FALL 2004

Copyright Title	Alternate Title	Owner	Registration #	Year Registered	Description
AERIAL PALMS	T30476/120026	Tommy Bahama Group, Inc.	VA 1-263-899	2004	Fabric Design
AGUA FRESCA	T20020	Tommy Bahama Group, Inc.	VA 1-263-895	2004	Fabric Design
BAHAMA BLISS	T30463	Tommy Bahama Group, Inc.	VA 1-263-889	2004	Fabric Design
BALCONY BLOOMS	TW1348	Tommy Bahama Group, Inc.	VA 1-259-263	2004	Fabric Design
BATIKI FLORAL	TW60036/6936	Tommy Bahama Group, Inc.	VA 1-259-284	2004	Fabric Design
BATIKI LOUNGE	T30496	Tommy Bahama Group, Inc.	VA 1-263-888	2004	Fabric Design
BIRD IN PARADISE	T30472/T30471	Tommy Bahama Group, Inc.	VA 1-263-920	2004	Fabric Design
BLOCK PARTY	T20022	Tommy Bahama Group, Inc.	VA 1-253-898	2004	Fabric Design
BOGEY AND LAST CALL	T7356, T7364, T30622	Tommy Bahama Group, Inc.	VA 1-300-333	2004	Fabric Design
BRISBANE HIBISCUS	TW60089/3940	Tommy Bahama Group, Inc.	VA 1-259-258	2004	Fabric Design
CALLAFLORA	TW3927/30041	Tommy Bahama Group, Inc.	VA 1-259-259	2004	Fabric Design
CHAIRMAN OF THE BOARD	T30615	Tommy Bahama Group, Inc.	VA 1-300-334	2004	Fabric Design
CHAMELEON GARDEN	TW60070/30008	Tommy Bahama Group, Inc.		2004	Fabric Design
CLIMBING VINES	TW2431	Tommy Bahama Group, Inc.	VA 1-259-285	2004	Fabric Design
CLUB 88	(43) TB30642/9254	Tommy Bahama Group, Inc.	VA 1-265-751	2004	Fabric Design
DANCING MIRAGE	TW3976A&B/3955/6391	Tommy Bahama Group, Inc.		2004	Fabric Design
DRAGON DREAMS	(43) TB30619/TB9187	Tommy Bahama Group, Inc.	VA 1-263-752	2004	Fabric Design
ENDLESS WEEKEND	T30558	Tommy Bahama Gtoup, Inc.	VA 1-263-918	2004	Fabric Design
FERN FLOWER-FLORIA	TW6927/3926	Tommy Bahama Group, Inc.	VA 1-259-271	2004	Fabric Design
FIRE FLOWER	T30473/79273	Tommy Bahama Group, Inc.	VA 1-263-892	2004	Fabric Design
FISHNET FERN	TW2439/6917	Tommy Bahama Group, Inc.	‘		Fabric Design
FLORAL CORAL	TW2446	Tommy Bahama Group, Inc.			Fabric Design
FLORAL FIREWORKS	TW3915	Tommy Bahama Group, Inc.	VA 1-259-268	2004	Fabric Design
FLORAL ISLAND	TW60032/3906	Tommy Bahama Group, Inc.	VA 1-259-278	2004	Fabric Design
FLORAMAZING	TW30045/60092	Tommy Bahama Group, Inc.	VA 1.259-270	2004	Fabric Design
FLOWER FAN	TW30009	Tommy Bahama Group, Inc.	VA 1-259-282	2004	Fabric Design
FLOWER POOL TEE	TW2441	Tommy Bahama Group, Inc.	VA 1-259-290	2004	Fabric Design
FLOWER SHOWER	TW2429/TW6914	Tommy Bahama Group, Inc.	‘		Fabric Design

COPYRIGHTS FALL  2004

Copyright Title	Alternate Title	Owner	Registration #	Year Registered	Description
GALLERY WALK	720025/T20030	Tommy Bahama Group, Inc.	VA 1-263-890	2004	Fabric Design
GARDEN COLLAGE	TW60025/2447	Tommy Bahama Group, Inc.	VA 1-259-281	2004	Fabric Design
GARDEN OF HOPE & COURAGE/BAHAMA COLODA	T30532/T7361/T9221	Tommy Bahama Group, Inc.	VA 1-263-897	2004	Fabric Design
GARDEN OF HOPE AND COURAGE/TERRACE GARDEN	TW3922/60038	Tommy Bahama Group, Inc.	VA 1-259-277	2004	Fabric Design
GREAT BARRIER LEAF	TW60028/2445	Tommy Bahama Group, Inc.	VA 1-259-287	2004	Fabric Design
HARBOR YARN DYE	TW3961	Tommy Bahama Group, Inc.			Fabric Design
HEART OF PALMS/PALM RELIEF	T30524/T30625	Tommy Bahama Group, Inc.	VA 1-283-911	2004	Fabric Design
JUNGLE DOWN UNDER	TW3957/6932	Tommy Bahama Group, Inc.	VA 1-259-269	2004	Fabric Design
JUNGLE HEAT	T20053/T9264/T30583	Tommy Bahama Group, Inc.	VA 1-283-915	2004	Fabric Design
KOI ME LATER	T30493/T7359/T9253	Tommy Bahama Group, Inc.	VA 1-283-917	2004	Fabric Design
LATE NIGHT TANGO	T30518/T9265	Tommy Bahama Group, Inc.	VA 1-283-900	2004	Fabric Design
LEAF CONSTELATION	TW60035/3916/6966	Tommy Bahama Group, Inc.	VA 1-259-267	2004	Fabric Design
LEAF IT TO ME	T30517	Tommy Bahama Group, Inc.	VA 1-263.885	2004	Fabric Design
LEAVES OF PARADISE	TW3954	Tommy Bahama Group, Inc.	VA 1-259-273	2004	Fabric Design
LEAVES OVER LEAVES	TW3928/1350/60066	Tommy Bahama Group, Inc.	VA 1-259-272	2004	Fabric Design
LIGHT OF BRIGHT LILLIES	TW6922/TW60034/TW3909	Tommy Bahama Group, Inc.	VA 1-259-279	2004	Fabric Design
LILY ISLAND	TW3946/60046/3945	Tommy Bahama Group, Inc.	VA 1-259-280	2004	Fabric Design
LUAU LANES	TW3925	Tommy Bahama Group, Inc.	VA 1-259-289	2004	Fabric Design
MADE IN THE SHADE	TW 1352/3924	Tommy Bahama Group, Inc.	VA 1-259-261	2004	Fabric Design
MANDALAY	T30512/T9257	Tommy Bahama Group, Inc.	VA 1-263-894	2004	Fabric Design
MONTE COLLINA	TW60050/3962/1367	Tommy Bahama Group, Inc.	VA 1-259-260	2004	Fabric Design
MOONLIT BREEZE	TW3948	Tommy Bahama Group, Inc.	VA 1-259-258	2004	Fabric Design
PALM DADDY	T30522	Tommy Bahama Group, Inc.	VA 1-263-884	2004	Fabric Design
PALM TREE PARTY	TW7189/7190	Tommy Bahama Group, Inc.	VA 1-259-275	2004	Fabric Design
PALM TREE PASSION	TW30046	Tommy Bahama Group: Inc.			Fabric Design
PARADISE ETCHINGS	T30500	Tommy Bahama Group, Inc.	VA 1-253-896	2004	Fabric Design
PARADISE LEI	T30486/T9269	Tommy Bahama Group, Inc.	VA 1-283-922	2004	Fabric Design
PARADISE PAGODA	T20018/T20019	Tommy Bahama	VA 1-263-	2004	Fabric

COPYRIGHTS FALL  2004

Copyright Title	Alternate Title	Owner	Registration #	Year Registered	Description
		Group, Inc.	887		Design
PILLAR OF THE COMMUNITY	T20034	Tommy Bahama Group: Inc.	VA 1-259-282	2004	Fabric Design
PINEAPPLE FLAIR	TW1353	Tommy Bahama Group, Inc.	VA 1-259-293	2004	Fabric Design
PINEAPPLE TOSS	TW2436	Tommy Bahama Group, Inc.	VA 1.-259-283	2004	Fabric Design
POSTAGE PICK UP	T30515	Tommy Bahama Group, Inc.	VA 1-263-913	2004	Fabric Design
POT OF GOLD CAMP	T30484/T9262	Tommy Bahama Group, Inc.	VA 1-263-891	2004	Fabric Design
REMOTE ISLAND	T30519/T9283	Tommy Bahama Group, Inc.	VA 1-2630912	2004	Fabric Design
SAMBA SUNSET	T30616/t9266	Tommy Bahama Group, Inc.	VA 1-265-912	2004	Fabric Design
SEAFOOD TROOPS	T30525/T9549/T9256	Tommy Bahama Group, Inc.	VA 1-263-919	2004	Fabric Design
SHADED FERN TOSS	TW3929/6926/6005	Tommy Bahama Group, Inc.	VA 1-259-292	2004	Fabric Design
SHADOW PALM HIBISCUS	TW6923/1337/3900	Tommy Bahama Group, Inc.	VA 1-259-291	2004	Fabric Design
SNAP SHOT	T60481	Tommy Bahama Group, Inc.	VA 1-263-916	2004	Fabric Design
SPLASH DANCE	T7367	Tommy Bahama Group, Inc.	VA 1-300-335	2004	Fabric Design
SPLIT DECISION	T30523	Tommy Bahama Group, Inc.	VA 1-271-900	2004	Fabric Design
SUN BAKED BLOSSOM	TW3914/TW1371	Tommy Bahama Group, Inc.	VA 1-259-286	2004	Fabric Design
SUNDANCER	(43) TB2590	Tommy Bahama Group, Inc.	VA 1-263-753	2004	Fabric Design
TIGER LILY LANE	TW3964/80090	Tommy Bahama Group, Inc.	VA 1-269-276	2004	Fabric Design
TROPICAL ATOL	TW191/7192/7196	Tommy Bahama Group, Inc.	VA 1-259-274	2004	Fabric Design
TROPICAL SKETCH	TW1361/3921	Tommy Bahama Group, Inc.	VA 1-259-258	2004	Fabric Design
TROPICAL TEA PARTY	TW60047/3950/1398/1363	Tommy Bahama Group, Inc.	VA 1-259-264	2004	Fabric Design
VINTAGE ORCHID	TW2442	Tommy Bahama Group, Inc.		2004	Fabric Design
VINTAGE VINES	TW60037/3918	Tommy Bahama Group, Inc.	VA 1-259-257	2004	Fabric Design
VINTAGE VISION	T9260	Tommy Bahama Group, Inc.	VA 1-263-914	2004	Fabric Design
VOLCANIC VENTURE	T30477/T10024/T9258	Tommy Bahama Group, Inc.	VA 1-263-901	2004	Fabric Design
WADING FOR LOVE	T9255	Tommy Bahama Group, Inc.	VA 1-263-921	2004	Fabric Design
WATERCOLOR BLOSSOMS	TW1365/1399/3961	Tommy Bahama Group, Inc.	VA 1-259-265	2004	Fabric Design
WHIRLWIND	T9252	Tommy Bahama Group, Inc.	VA 1-263-893	2004	Fabric Design
ZEN AND NOW	T30544, T7365	Tommy Bahama Group, Inc.	VA 1-300-338	2004	Fabric Design
ISLAND SOFT		Tommy Bahama Group, Inc.	TXu1-158-449	2004	Literary Work

COPYRIGHTS HOLIDAY  2004

Copyright Title	Alternate Title	Owner	Registration #	Year Registered	Description
BAHAMA ALL NIGHTER/ALL NIGHTER TRAVELER	(44) TB30751/TB9221	Tommy Bahama Group, Inc.	VA 1-282-117	2004	Fabric Design
BANANA BRIGADE	(44) TB30761/TB2645	Tommy Bahama Group, Inc.	VA 1-275-849	2004	Fabric Design
DIRECTOR’S CUT	(44) \B30704/TB2618/ TB9527	Tommy Bahama Group, Inc.	VA 1-275-848	2004	Fabric Design
EL STAMPADO	(44) TB30686/TB9206	Tommy Bahama Group, Inc.	VA 1-282-089	2004	Fabric Design
FANTASTIKI	(44) TB30899/TB9218	Tommy Bahama Group, Inc.	VA 1-282-120	2004	Fabric Design
FERNTASTiC	(44) TB30759	Tommy Bahama Group, Inc.	VA 1-282-115	2004	Fabric Design
HUT HUT HURRAY/SUNRISE SAIL	(44) TB30673/TB9213	Tommy Bahama Group, Inc.	VA 1-276-847	2004	Fabric Design
IMPRESSION MAKER	(44) TB609	Tommy Bahama Group, Inc.	VA 1-282-094	2004	Fabric Design
INTOXICA	(44) TB30651	Tommy Bahama Group, Inc.	VA 1-282-119	2004	Fabric Design
LARGER THAN LEAF	(44) TB30663/TB9222	Tommy Bahama Group, Inc.	VA 1-282.112	2004	Fabric Design
LEAFING A DREAM	(44)T2629	Tommy Bahama Group, Inc.	VA 1-282087	2004	Fabric Design
MAI TAI MAMBO	(44) TB30653	Tommy Bahama Group, Inc.	VA 1-282.082	2004	Fabric Design
MAIDEN PARADISE/HULA WAHINE	(44) TB30654/TB2641/ TB9209	Tommy Bahama Group, Inc.	VA 1-282-103	2004	Fabric Design
MAX A MILLION	(44) TB9216	Tommy Bahama Group, Inc.	VA 1-282-108	2004	Fabric Design
MAYAN MOSAIC	(44) TB30675/TB9211	Tommy Bahama Group, Inc.	VA 1-282-104	2004	Fabric Design
MILE HIGH CLUB	(44) TB30752/TB1181	Tommy Bahama Group, Inc.	VA 1-282-084	2004	Fabric Design
MOJITO MAMBO	(44) TB30667/TB9529/ TB9216	Tommy Bahama Group, Inc.	VA 1-282-106	2004	Fabric Design
NAUGHTY NOEL	(44) TB30748/TB9528	Tommy Bahama Group, Inc.	VA 1-276-846	2004	Fabric Design
PALM ALMIGHTY	(44) TB30701	Tommy Bahama Group, Inc.	VA 1-282-090	2004	Fabric Design
PALM FICTION	(44) TB30747	Tommy Bahama Group, Inc.	VA 1-275.851	2004	Fabric Design
PALM WITH THE WIND	(44) TB30658/TB2612/ TB9214	Tommy Bahama Group, Inc.	VA 1 282-088	2004	Fabric Design
PALM-TOPIA/TAKING COVER	(44) TB2623	Tommy Bahama Group, Inc.	VA 1-275-845	2004	Fabric Design
PARALLEL PARADISE	(44) TB30546/TB2613	Tommy Bahama Group, Inc.	VA 1.- 82-101	2004	Fabric Design
PINEAPPLE MADNESS	(44) TB30677/TB2619/ TB9220	Tommy Bahama Group, Inc.	VA 1-282-085	2004	Fabric Design
PINEAPPLE RUMBA	(44) TB2620	Tommy Bahama Group, Inc.	VA 1-282-096	2004	Fabric Design

PLUME WITH A VIEW	(44) TB30672/TB2642/ TB30672/ TB9217	Tommy Bahama Group, Inc.	VA 1-282-100	2004	Fabric Design
ROPE ‘N ROLL.	(44) TB30664/TB2682	Tommy Bahama Group, Inc.	VA 1-275-853	2004	Fabric Design
TAHITIAN FIRE LIGHT	(44) TB30884	Tommy Bahama Group, Inc.	VA 1-282-109	2004	Fabric Design
TI-KI-LA RENDEZVOUS	(44) TB9207	Tommy Bahama Group, Inc.	VA 1-282-113	2004	Fabric Design
TRAVELIN’ MAN	(44)1630897/T69223/ 181178	Tommy Bahama Group, Inc.	VA 1-282-116	2004	Fabric Design
TRELLIS THE TRUTH	(44) TB30659	Tommy Bahama Group, Inc.	VA 1-282-105	2004	Fabric Design
TWO PALM SAM	(44) TB2643	Tommy Bahama Group, Inc.	VA 1-275-850	2004	Fabric Design
UNCAGED	(44) TB30760	Tommy Bahama Group, Inc.	VA 1-282-095	2004	Fabric Design
WHAT A CATCH!	(44) TB3071/TB9531/TB9212	Tommy Bahama Group, Inc.	VA 1-275-852	2004	Fabric Design
YING YANG PALM	(44) TB30680	Tommy Bahama Group, Inc.	VA-1-282-097	2004	Fabric Design
BANANARAMA	(44) TB2603	Tommy Bahama Group, Inc.	Fabric missing-Style TW2467; TW2548		Fabric Design
BIRD OF PARADISE	(44) TB30764	Tommy Bahama Group, Inc.	VA 1-282-107	2004	Fabric Design
HIBISCUS FLOAT	(44) TB2649	Tommy Bahama Group, Inc.	Fabric missing-Style TW2451; TW2471		Fabric Design
HIBISCUS IN THE MIST	(44) TB30347	Tommy Bahama Group, Inc.	VA 1-282-110	2004	Fabric Design
HULA WAHINE	(44) TB30654	Tommy Bahama Group, Inc.	VA 1-282-086	2004	Fabric Design
ISLAND HIBISCUS	(44) TB30710	Tommy Bahama Group, Inc.	VA 1-282-102	2004	Fabric Design
PACIFIC SCENERY	(44) TB30740	Tommy Bahama Group, Inc.	VA 1-282-099	2004	Fabric Design
PINEAPPLE BOUQUET	(44) TB30338	Tommy Bahama Group, Inc.	VA 1-282-111	2004	Fabric Design
POLYNESIAN PUNCH	(44) TB30677	Tommy Bahama Group, Inc.	VA 1-282-118	2004	Fabric Design
POSTCARD DREAMS	??	Tommy Bahama Group, Inc.	No Print # assigned-missing; Style #TW60057/TW2494	2004	Fabric Design
SHADES OF ROMANCE	(44) TB30771	Tommy Bahama Group, Inc.	VA 1-282-114	2004	Fabric Design
SUNRISE SAIL	(44) TB30708	Tommy Bahama Group, Inc.	VA 1-262-083	2004	Fabric Design
TAHITIAN TANGO	(44) TB30770	Tommy Bahama Group, Inc.	VA 1-282-092	2004	Fabric Design
TAHITIAN TONAL (Engineered)	(44) TB30695	Tommy Bahama Group, Inc.	VA 1-282-093	2004	Fabric Design
TAKING COVER	(44) TB30580	Tommy Bahama Group, Inc.	VA 1-252-091	2004	Fabric Design
VINTAGE BOUQUET	(44) TB30768	Tommy Bahama Group, Inc.	VA 1-282-121	2004	Fabric Design
WATERCOLOR VIEW	(44) TB30763	Tommy Bahama	VA-1-282-096	2004	Fabric Design

		Group, Inc.
Swingers Only		Tommy Bahama Group, Inc.	VAu648-584	2004	Fabric Design
Paradise Detective		Tommy Bahama Group, Inc.	VAu648-583	2004	Fabric Design
Cigar Club		Tommy Bahama Group, Inc.	VAu648-582	2004	Fabric Design
Cigar Club Bag		Tommy Bahama Group, Inc.	VAu648-581	2004	Fabric Design
Cigar Club Towel		Tommy Bahama Group, Inc.	VAu648-580	2004	Fabric Design
Grass Call		Tommy Bahama Group, Inc.	VAu648-579	2004	Fabric Design
Grass Call II	Grass Call	Tommy Bahama Group, Inc.	VAu648-578	2004	Fabric Design
Born to Break Par		Tommy Bahama Group, Inc.	VAu648-577	2004	Fabric Design
Straight Up		Tommy Bahama Group, Inc.	VAu648-576	2004	Fabric Design
Paradise Pin Up		Tommy Bahama Group. Inc.	VAu648-575	2004	Fabric Design
Best Wishes		Tommy Bahama Group, Inc.	VAu648-574	2004	Fabric Design

COPYRIGHTS (COMMERCIAL PRINTS) 2004

Copyright Title	Owner	Registration #	New Registered	Description
Couple on Grass	Tommy Bahama Group, Inc.	VAu656-158	2004	Commercial Print
Bowing Horse	Tommy Bahama Group, Inc.	VAu656-158	2004	Commercial Print
Tennis Man	Tommy Bahama Group, Inc.	VAu656-162	2004	Commercial Print
Man by Pool	Tommy Bahama Group, Inc.	VAu656-160	2004	Commercial Print
Woman Kneeling on Beach	Tommy Bahama Group, Inc.	VAu656-157	2004	Commercial Print
Sports Car	Tommy Bahama Group, Inc.	VAu656-161	2004	Commercial Print

COPYRIGHTS SPRING 2005

Copyright Title	Alternate Title	Registration #	New Registered	Year Registered	Description
AMAZE ME	(61) TB30866	Tommy Bahama Group, Inc.	VA 1-299-336	2004	Fabric Design
Awakening (Allover)	(51)TB30840	Tommy Bahama Group, Inc.	VA 1-284-293	2004	Fabric Design
Awakening (Engineered)	(51)TB30841	Tommy Bahama Group, Inc.	VA 1-284-297	2004	Fabric Design
BAMBOO ECLIPSE	(51) TB30773	Tommy Bahama Group, Inc.	VA 1-299-323	2004	Fabric Design
BANANA BOTANA	(51) TB30774	Tommy Bahama Group, Inc.	VA 1-299-337	2004	Fabric Design
Beach Party Mixer	(51)TB30851	Tommy Bahama Group, Inc.	VA 1-297-829	2004	Fabric Design
BIRD IS THE WORD	(61) TB30784/TB9234	Tommy Bahama Group, Inc.	VA 1-299-328	2004	Fabric Design
BIRD OF PATCHADISE	(51) 1830804/T89226	Tommy Bahama Group, Inc.	VA 1-299-330	2004	Fabric Design
Blushing Orchid	(51)1W2653	Tommy Bahama Group, Inc.	VA 1-284-291	2004	Fabric Design
Butterfly Getaway	(51)TB30844	Tommy Bahama Group, Inc.	VA 1-297-821	2004	Fabric Design
Butterfly Getaway /no butterflies	(51)TB1195	Tommy Bahama Group, Inc.	VA 1-284-300	2004	Fabric Design
Copa Copacabanna	(51)TB30817	Tommy Bahama Group, Inc.	VA 1-297-627	2004	Fabric Design
Country Club	(51)TB30823	Tommy Bahama Group, Inc.	VA 1-297-631	2004	Fabric Design
Desert Oasis	(51)1B30831	Tommy Bahama Group, Inc.	VA 1-297-625	2004	Fabric Design
Desert Oasis (Blue)	(51)TB30822	Tommy Bahama Group, Inc.	VA 1-297-628	2004	Fabric Design
Desert Shadows	(51)TB30864	Tommy Bahama Group, Inc.	Did not receive fabric	N/A	Fabric Design
Dr. Cocktail		Tommy Bahama Group, Inc.	VAu648-587	2004	Fabric Design
Dr. T. Bahama M.D.	Dr. Cocktail (back of shirt)	Tommy Bahama Group, Inc.	Applied October 20, 2004. Refused registration for being more like a trademark.	N/A	Fabric Design
FIRECRACKER PALMS	(51) TB2668	Tommy Bahama Group, Inc.	VA 1-299-320	2004	Fabric Design
FLORAL INVESTMENT	(51) TB2694	Tommy Bahama Group, Inc.	VA 1-299-339	2004	Fabric Design
Going Bananas	(51)TB30814	Tommy Bahama Group, Inc.	VA 1-284-290	2004	Fabric Design
GRANDE PARDISEO	(51)TB30764	Tommy Bahama Group, Inc.	VA 1-299-329	2004	Fabric Design
Hibiscus Beach	(61)TW2697	Tommy Bahama Group, Inc.	Did not receive fabric	N/A	Fabric Design
HIBISCUS HACIENDA	(51) TB30826/TB9239	Tommy Bahama Group, Inc.	VA 1-299.332	2004	Fabric Design
Hisbiscus Icon	(51)182878	Tommy Bahama Group, Inc.	Applied November 9, 2004	2004	Fabric Design
HULA MARATHON	(51)TB30785	Tommy Bahama Group, Inc.	VA 1-299-345	2004	Fabric Design

HULAWOOD	(51) TB30799/TB9238	Tommy Bahama Group, Inc.	VA 1-299.334	2004	Fabric Design
Juicy Blooms	(51)TB30816	Tommy Bahama Group,, Inc.	VA 1-297-832	2004	Fabric Design
Juicy Blooms (Blue)	(51)TB2651	Tommy Bahama Group, Inc.	VA 1-297-630	2004	Fabric Design
JUNGLE BOGGIE	(51) TB30827	Tommy Bahama Group, Inc.	VA 1-299-325	2004	Fabric Design
Jungle Tumble	51 TB30822	Tommy Bahama Group, Inc.	Did not receive fabric	N/A	Fabric Design
JUST DUET	(51) TB30783/TB9240	Tommy Bahama Group, Inc.	VA 1-299.344	2004	Fabric Design
KABOOM PALM	(51) TB30801/TB9231	Tommy Bahama Group, Inc.	VA 1-299.324	2004	Fabric Design
King of Green		Tommy Bahama Group, Inc.	VAu648-586	2004	Fabric Design
King of Green II	King of Green	-Tommy Bahama Group, Inc.	VAu654-237	2004	Fabric Design
Luau Lanes		Tommy Bahama Group, Inc.	VAu648-588	2004	Fabric Design
LUAU LANES	(51) TB30753	Tommy Bahama Group, Inc.	VA 1-299-319	2004	Fabric Design
Lush Limbo	(51) TB2651	Tommy Bahama Group. Inc.	VA 1-297-823	2004	Fabric Design
MARGARITA MAMBO	(51) TB30811/TB9228	Tommy Bahama Group, Inc.	VA 1-299-333	2004	Fabric Design
Mirage	(51)TB30850	Tommy Bahama Group, Inc.	VA 1-297-828	2004	Fabric Design
Missing Title	(51) TB2689	Tommy Bahama Group, Inc.	Did not apply	Did not apply
MISSION BEACH	(51) TB2687	Tommy Bahama Group, Inc.	VA 1-299-341	2004	Fabric Design
MONKEY SNACK	(51) TB30798	Tommy Bahama Group; Inc.	VA 1-299-321	2004	Fabric Design
OASIS PALM	(51) TB30788/TB9	Tommy Bahama Group, Inc.	VA 1-299.343	2004	Fabric Design
PALM DRIVE (51) TB30869	(51) TB2689	Tommy Bahama Group, Inc.	VAu657-926	2005	Fabric Design
PALM SCREENING	(51) TB30809	Tommy Bahama Group, Inc.	VA 1-299-335	2004	Fabric Design
PALM TILES	(61) TB2686	Tommy Bahama Group, Inc.	VA 1-299-338	2004	Fabric Design
Petal Pusher	(51)1B30816	Tommy Bahama Group, Inc.	VA 1-297-633	2004	Fabric Design
Picture Perfect	(51)TB30813	Tommy Bahama Group. Inc.	VA 1-297-620	2004	Fabric Design
PINEAPPLE FLOAT	(51) TB30797	Tommy Bahama Group, Inc.	VA 1-299-326	2004	Fabric Design
PINEAPPLE PLANTATION	(51) TB30887	Tommy Bahama Group, Inc.	VA 1-299-342	2004	Fabric Design
Polynesian Palms	(51)TB30821	Tommy Bahama Group, Inc.	VA 1-284-294	2004	Fabric Design
Potynesian Paradise	(51)TB30825	Tommy Bahama Group, Inc.	VA 1-284-298	2004	Fabric Design
PORTAL TO PARADISE Same as Palm Drive	Same as Palm Drive	Tommy Bahama Group, Inc.	Same as Palm Drive	Same as Palm Drive	Fabric Design
Putt Daddy		Tommy Bahama Group, Inc.	VAu648-591	2004	Fabric Design

Putt Daddy II	Putt Daddy	Tommy Bahama Group, Inc.	VAu648-590	2004	Fabric Design
Putt Daddy III	Putt baddy, Putt Daddy II	Tommy Bahama Group, Inc.	VAu648-589	2004	Fabric Design
Queen of the Desert	(51)T$30806	Tommy Bahama Group, Inc.	VA 1-297-822	2004	Fabric Design
Rain Petals	(51)TB30842	Tommy Bahama Group, Inc.	VA 1-284-292	2004	Fabric Design
Sails Call		Tommy Bahama Group, Inc.	VAu648-585	2004	Fabric Design
SAMBA SERENADE	(51) TB30805	Tommy Bahama Group, Inc.	VA 1-299-340	2004	Fabric Design
Shake My Day		Tommy Bahama Group, Inc.	VAu648-593	2004	Fabric Design
Shake my Day II	Shake My Day	Tommy Bahama Group, Inc.	VAu648-592	2004	Fabric Design
SUITE TIME	(51) T92667	Tommy Bahama Group, Inc.	VA 1-299-317	2004	Fabric Design
Suplme Pineapple	(51)TB1194	Tommy Bahama Group, Inc.	Did not receive fabric	N/A	Fabric Design
SWANKY PALMS	(51) TB30794/TB9233	Tommy Bahama Group, Inc.	VA 1-299-327	2004	Fabric Design
Tempartures Risin’	(51)TB30846	Tommy Bahama Group, Inc.	Did not receive fabric	N/A	Fabric Design
TRIPLE VISION	(61) TB30829/TB9535	Tommy Bahama Group, Inc.	VA 1-299-331	2004	Fabric Design
Tropical Trellis	(51)TB30822	Tommy Bahama Group, Inc.	VA 1-284-295	2004	Fabric Design
TURKS TILES	(51) T30775/TB9230	Tommy Bahama Group, Inc.	VA 1-299-322	2004	Fabric Design
Watercolor Floral	(51)TB30824	Tommy Bahama Group, Inc.	VA 1-297-624	2004	Fabric Design
WHICH WAY TO PARADISE	(51) TB9237	Tommy Bahama Group, Inc.	VA 1-299318	2004	Fabric Design
Windswept Floral	(51)1B2874	Tommy Bahama Group, Inc.	VA 1-297-619	2004	Fabric Design
Wings of Paradise	(51)TB30865	Tommy Bahama Group, Inc.	VA 1-284-296	2004	Fabric Design

COPYRIGHTS FALL 2005

Copyright Title	Alternate Title	Owner	Registration #	Year Registered	Description
WOMEN’S HOLIDAY
Bursting Bouquet	(53) TB30916	Tommy Bahama Group, Inc.	VAu667-410	2005	Fabric Design
Celebration	(53) TB30954	Tommy Bahama Group, Inc.	VAu667-418	2005	Fabric Design
En Fuego Flora	(53) TB2702	Tommy Bahama Group, Inc.	Applied: 6/6/05	N/A	Fabric Design
Festival Lily	(53) TB2707	Tommy Bahama Group, Inc.	Awaiting swatches from Hong Kong	N/A	Fabric Design
Fields of Paradise	(53) TB30947	Tommy Bahama Group, Inc.	VAu667-397	N/A	Fabric Design
Fire Floral (All Over)	(53) TB30895	Tommy Bahama Group, Inc.	VAu667-402	2005	Fabric Design
Fire Floral (Engineered)	(53) TB30895	Tommy Bahama Group, Inc.	VAu667-392	N/A	Fabric Design
Floral Fiesta	(53) TB30897	Tommy Bahama Group, Inc.	VAu667-409	2005	Fabric Design
Ginger Sail	(53) TB30971	Tommy Bahama Group, Inc.	VAu667-420	2005	Fabric Design
Hammock Lounger	(53) TB30835	Tommy Bahama Group, Inc.	VAu667-412	2005	Fabric Design
Intrigue	(53) TB2730	Tommy Bahama Group, Inc.	Applied: 6/6/05	N/A	Fabric Design
Intrigue	(53) TB2730	Tommy Bahama Group, Inc.	Awaiting swatches from Hong Kong	N/A	Fabric Design
Mexican Market	(53) TB30896	Tommy Bahama Group, Inc.	VAu667-405	2005	Fabric Design
Mexican Market	(53) TB30896 (Green)	Tommy Bahama Group, Inc.	VAu664-534	2005	Fabric Design
Mustique	(53) TB2716	Tommy Bahama Group, Inc.	Awaiting swatches from Hong Kong	N/A	Fabric Design
Nostalgia	(53) TB30901	Tommy Bahama Group, Inc.	VAu667-419	2005	Fabric Design
Nostalgia Flowar	(53) TB30900	Tommy Bahama Group, Inc.	VAu667-413	2005	Fabric Design
Nostalgia Ironwork	(53) TB30931	Tommy Bahama Group, Inc.	VAu667-406	2005	Fabric Design
Old Havanna	(53) TB3899B/ (53) TB3899A	Tommy Bahama Group, Inc.	VAu667-415	2005	Fabric Design
Pineapple VooDoo	(53) TB30909	Tommy Bahama Group, Inc.	VAu667-408	2005	Fabric Design
Rendevous	(53) TB2703	Tommy Bahama Group, Inc.	VAu667-414	2005	Fabric Design
Romance Island	(53) TB30955	Tommy Bahama Group, Inc.	VAu667-407	2005	Fabric Design
Shadow Play	(53) TB30911B	Tommy Bahama Group, Inc.	VAu667-400	2005	Fabric Design
Shadow Play Mix	(53) TB30910	Tommy Bahama Group, Inc.	VAu667-401	2005	Fabric Design
Siesta Stamp	(53) TB30893	Tommy Bahama Group, Inc.	VAu667-418	2005	Fabric Design
Siesta Stripe	(53) TB30892	Tommy Bahama Group, Inc.	VAu667-403	2005	Fabric Design
Sultry Shades	(53) TB30932	Tommy Bahama Group, Inc.	VAu667-404	2005	Fabric Design

Temptation Floral	(53) TB30903	Tommy Bahama Group, Inc.	VAu667-417	2005	Fabric Design
Tones of Tranquility	(53) TB2704	Tommy Bahama Group, Inc.	Applied: 6/6/05	N/A	Fabric Design
Tropical Toile	(53) TB30891	Tommy Bahama Group, Inc.	VAu667-411	2005	Fabric Design
Waves of Hibiscus	(53) TB30919 Light	Tommy Bahama Group, Inc.	VAu667-398	2005	Fabric Design
Waves of Hibiscus	(53) TB30919 Morningsky	Tommy Bahama Group, Inc.	VAu667-399	2005	Fabric Design
Waves of Hibiscus	(53) TB2712	Tommy Bahama Group, Inc.	VAu667-398	2005	Fabric Design
Windward Walk	(53) TB30913	Tommy Bahama Group, Inc.	VAu667-393 Light Blue/VAu667-395 Navy Blue	2005	Fabric Design
Windward Walk	(53) TB2699	Tommy Bahama Group, Inc.	VAu667-394	2005	Fabric Design
MEN’S HOLIDAY
3-Way Stop	(53) 30888/tb9543 Camel	Tommy Bahama Group, Inc.	VAu672-956	2005	Fabric Design
3-Way Stop	(53) TB30888/TB9543 Delivery	Tommy Bahama Group, Inc.	VAu672-957	2005	Fabric Design
Bahama Barn Boo	(53) TB30458	Tommy Bahama Group, Inc.	VAu672-937	2005	Fabric Design
Birds Afloat	(53) TB2727	Tommy Bahama Group, Inc.	VAu672-942	2005	Fabric Design
Bombay Blooms	(53) TB30951/9251	Tommy Bahama Group, Inc.	VAu672-946	2005	Fabric Design
Casa del Habano	(53) TB30928/9545	Tommy Bahama Group, Inc.	VAu672-941	2005	Fabric Design
El Grande	(53) TB30949	Tommy Bahama Group, Inc.	VAu672-929	2005	Fabric Design
Flora da Keys	(53) TB9258	Tommy Bahama Group, Inc.	VAu672-928	2005	Fabric Design
Garden of Hope & Courage/Borders of Paradise	(53) TB30872/TB9264	Tommy Bahama Group, Inc.	VAu672-949	2005	Fabric Design
Hibiscus Mistress	(53) TB30923/9259	Tommy Bahama Group, Inc.	VAu672-953	2005	Fabric Design
Hidden Fruit	(53) TB2726	Tommy Bahama Group, Inc.	VAu672-933	2005	Fabric Design
Island Imprints	(53) TB30933/9263	Tommy Bahama Group, Inc.	VAu672-960	2005	Fabric Design
Live Bait	(53) TB30877/TB9248	Tommy Bahama Group, Inc.	VAu672-952	2005	Fabric Design
Medallion Stallion	(53) TB30921/9256	Tommy Bahama Group, Inc.	VAu672-934	2005	Fabric Design
Menage a Palms	(53) TB30940	Tommy Bahama Group, Inc.	VAu672-938	2005	Fabric Design
Monkeys Wild	(53) TB30889	Tommy Bahama Group, Inc.	VAu672-935	2005	Fabric Design
On the Prowl	(53) TB30942/9542	Tommy Bahama Group, Inc.	VAu672-958	2005	Fabric Design
Palm Date	(53) TB30922	Tommy Bahama Group, Inc.	VAu672-947	2005	Fabric Design
Palm Eclipse	(53) TB30941	Tommy Bahama	VAu672-936	2005	Fabric Design

		Group, Inc.
Pineapple Progression	(53) TB30880/9261	Tommy Bahama Group, Inc.	VAu672-948	2005	Fabric Design
Pineapple Salsa	(53) TB30769	Tommy Bahama Group, Inc.	VAu672-959	2005	Fabric Design
Pisces Rising	(53) TB30887/9265	Tommy Bahama Group, Inc.	VAu672-945	2005	Fabric Design
Pop of Walkiki	(53) TB30952	Tommy Bahama Group, Inc.	VAu672-939	2005	Fabric Design
Real Estate	(53) TB31043	Tommy Bahama Group, Inc.	VAu672-951	2005	Fabric Design
Swinging Palms	(53) TB31044	Tommy Bahama Group, Inc.	VAu672-943	2005	Fabric Design
Ticket to Relax	(53) TB31045	Tommy Bahama Group, Inc.	VAu672-931	2005	Fabric Design
Tonal Tommy	(53) TB30882/9252	Tommy Bahama Group, Inc.	VAu672-981	2005	Fabric Design
Tropical Combustion	(53) TB9266	Tommy Bahama Group, Inc.	VAu672-932	2005	Fabric Design
Tropical Tsunami	(53) TB30946	Tommy Bahama Group, Inc.	VAu672-950	2005	Fabric Design
Twice as Nice	(53) TB30950	Tommy Bahama Group, Inc.	VAu672-954	2005	Fabric Design
Twin Fantasy	(53) TB30917	Tommy Bahama Group, Inc.	VAu672-962	2005	Fabric Design
Underwater Fantasy	(53) TB30934	Tommy Bahama Group, Inc.	VAu672-955	2005	Fabric Design
Vacation Station	(53) TB31042	Tommy Bahama Group, Inc.	VAu672-930	2005	Fabric Design
West Wind	(53) TB2713	Tommy Bahama Group, Inc.	VAu672-940	2005	Fabric Design
Windward	(53) TB30879_	Tommy Bahama Group, Inc.	VAu672-944	2005	Fabric Design

COPYRIGHTS HOLIDAY 2005

Copyright Title	Alternate Title	Owner	Registration #	Year Registered	Description
WOMEN’S HOLIDAY
Cat-Chi	(54) TB30981	Tommy Bahama Group, Inc.	VAu672-345	2005	Fabric Design
Cat’s Meow	(54) TB30984	Tommy Bahama Group, Inc.	VAu672-344	2005	Fabric Design
Dancing Daylight	(54) TB31063	Tommy Bahama Group, Inc.	VAu672-348	2005	Fabric Design
Glass Menagerie	(54) TB2761/ (54) TB2734 (54) TB30998	Tommy Bahama Group, Inc.	VAu672-352	2005	Fabric Design
Hidden Hibiscus	(54) TB2774	Tommy Bahama Group, Inc.	VAu672-337	2005	Fabric Design
Kitty’s Purr	(54) TB2738	Tommy Bahama Group, Inc.	VAu672-347	2005	Fabric Design
New Horizons	(54) TB2753B	Tommy Bahama Group, Inc.	VAu672-340	2005	Fabric Design
Orchid Sanctuary	(54) TB31022	Tommy Bahama Group, Inc.	VAu672-349	2005	Fabric Design
Pineapple Pop	(54) TB2771/ (54) TB31032	Tommy Bahama Group, Inc.	VAu672-346	2005	Fabric Design
Playful Poppies	(54) TB2741/ (54) TB31033	Tommy Bahama Group, Inc.	VAu672-335	2005	Fabric Design
Rainforest Retreat	(54) TB2752/ (54) TB31023	Tommy Bahama Group, Inc.	VAu672-353	2005	Fabric Design
Sea Bubbles	(54) TB30993	Tommy Bahama Group, Inc.	VAu672-341	2005	Fabric Design
Showering Flower	(54) TB2742	Tommy Bahama Group, Inc.	VAu672-336	2005	Fabric Design
Spice Island Flora	(54) TB30996	Tommy Bahama Group, Inc.	VAu672-350	2005	Fabric Design
Sunshine Through the Mist	(54) TB31062	Tommy Bahama Group, Inc.	VAu672-338	2005	Fabric Design
Sweet Silence	(54) TB31021	Tommy Bahama Group, Inc.	VAu672-355	2005	Fabric Design
Take me There	(54) TB30780	Tommy Bahama Group, Inc.	VAu672-343	2005	Fabric Design
Tigris Floral	(54) TB2740/ (54) TB30983	Tommy Bahama Group, Inc.	VAu672-339	2005	Fabric Design
Tropical Garland	(54) TB31055/ (54) TB YD3169	Tommy Bahama Group, Inc.	VAu672-342	2005	Fabric Design
Tropical Treasure	(54) TB30990	Tommy Bahama Group, Inc.	VAu672-354	2005	Fabric Design
Wild Side Floral	(54) TB31027/ (54) TB14058	Tommy Bahama Group, Inc.	VAu672-351	2005	Fabric Design
MEN’S HOLIDAY
Aruba Palms	(54) TBY3150	Tommy Bahama Group, Inc.	VAu676-353	2005	Fabric Design
Aruban Nights	(54) TB31011/ TB9277	Tommy Bahama Group, Inc.	VAu676-350	2005	Fabric Design
Baja Breeze	(54) TB3170	Tommy Bahama Group, Inc.	VAu676-347	2005	Fabric Design
Cactus Cantina	(54) TB31009/TB9547	Tommy Bahama Group, Inc.	VAu676-368	2005	Fabric Design

Coastline Craze	(54) TB31034/TB9280	Tommy Bahama Group, Inc.	VAu676-356	2005	Fabric Design
Corsica Cactus	(54) TB31016	Tommy Bahama Group, Inc.	VAu676-337	2005	Fabric Design
Dragon Racing	(54) TB31012/TB9273/TB9546	Tommy Bahama Group, Inc.	VAu676-341	2005	Fabric Design
Fluer De France	(54) TB9285	Tommy Bahama Group, Inc.	VAu676-355	2005	Fabric Design
Fluer Island	(54) TB31001	Tommy Bahama Group, Inc.	VAu676-358	2005	Fabric Design
Garden of Hope & Courage, Hol 05	(54) TB31074	Tommy Bahama Group, Inc.	VAu676-351	2005	Fabric Design
King Cone	(54) TB31053	Tommy Bahama Group, Inc.	VAu676-367	2005	Fabric Design
Lotus Maximus	(54) TB31071/TB9284	Tommy Bahama Group, Inc.	VAu676-357	2005	Fabric Design
Lunar Lotus	(54) TB31054/TB9286	Tommy Bahama Group, Inc.	VAu676-346	2005	Fabric Design
Manor De Mango	(54) TB31050/TB9283	Tommy Bahama Group, Inc.	VAu676-342	2005	Fabric Design
Marina Half Pipe	(54) TB9289	Tommy Bahama Group, Inc.	VAu676-360	2005	Fabric Design
Mirror Palms	(54) TB31019/TB9279	Tommy Bahama Group, Inc.	VAu676-344	2005	Fabric Design
Palm Away	(54) TB31052/TB9275	Tommy Bahama Group, Inc.	VAu676-362	2005	Fabric Design
Palm Bounty	(54) TB9293	Tommy Bahama Group, Inc.	VAu676-369	2005	Fabric Design
Palm De Provence	(54) TB2747	Tommy Bahama Group, Inc.	VAu676-366	2005	Fabric Design
Palm Portrait	(54) TB31000	Tommy Bahama Group, Inc.	VAu676-339	2005	Fabric Design
Palm Relief	(54) TB9184	Tommy Bahama Group, Inc.	VAu676-338	2005	Fabric Design
Palms Together	(54) TBY2118	Tommy Bahama Group, Inc.	VAu676-354	2005	Fabric Design
Paradise Ranch	(54) TB31017/TB9292	Tommy Bahama Group, Inc.	VAu676-352	2005	Fabric Design
Paradise Vintage	(54) TB31048	Tommy Bahama Group, Inc.	VAu676-384	2005	Fabric Design
Pina Pinata	(54) TB31073	Tommy Bahama Group, Inc.	VAu676-340	2005	Fabric Design
Royal Lush	(54) TB30994	Tommy Bahama Group, Inc.	VAu676-361	2005	Fabric Design
Safari So Good	(54) TB2748	Tommy Bahama Group, Inc.	VAu676-365	2005	Fabric Design
Santa Cruise	(54) TB31007	Tommy Bahama Group, Inc.	VAu676-348	2005	Fabric Design
Sun ower	(54) TBYD3158	Tommy Bahama Group, Inc.	VAu676-336	2005	Fabric Design
The Last Cantina	(54) TB31005	Tommy Bahama Group, Inc.	VAu676-363	2005	Fabric Design

Tour De Lei	(54) TB2745	Tommy Bahama Group, Inc.	VAu676-359	2005	Fabric Design
Uke-Lady Luau	(54) TB31040	Tommy Bahama Group, Inc.	VAu676-345	2005	Fabric Design
Ukulei-Lei Boxer	(54) TB9549	Tommy Bahama Group, Inc.	VAu676-343	2005	Fabric Design
Upstream Vintage	(54) TBY3182	Tommy Bahama Group, Inc.	VAu676-349	2005	Fabric Design
ARTWORK
Born to Swing		Tommy Bahama Group, Inc.	VAu685-936	2005	T-Shirt Design
Hawaiian Ginger		Tommy Bahama Group, Inc.	VAu685-941	2005	Decorative Design
Hawaiian Shirt Plate		Tommy Bahama Group, Inc.	VAu685-938	2005	Decorative Design
King of Cool		Tommy Bahama Group, Inc.	VAu685-937	2005	T-Shirt Design
Pineapple Rodeo		Tommy Bahama Group, Inc.	VAu685-934	2005	T-Shirt Design
Paradise Ranch		Tommy Bahama Group, Inc.	VAu685-935	2005	T-Shirt Design
Porceline Post Card Motif Tray		Tommy Bahama Group, Inc.	VAu685-940	2005	Decorative Design
Porceline Post Card Motif Box		Tommy Bahama Group, Inc.	VAu685-939	2005	Decorative Design
Skate Date Club		Tommy Bahama Group, Inc.	VAu685-942	2005	T-Shirt Design

COPYRIGHTS (COMMERCIAL PRINTS) 2005

Copyright Title	Owner	Registration #	Year Registered	Description
Bed with Leaf Pattern Lines	Tommy Bahama Group, Inc.	VAu647-382	2005	Commercial Prints
Clear Flower	Tommy Bahama Group, Inc.	VAu668-308	2005	Commercial Prints
Linen on Shelves	Tommy Bahama Group, Inc.	VAu647-381	2005	Commercial Prints
Loafers on End Table	Tommy Bahama Group, Inc.	VAu647-368	2005	Commercial Prints
Man and Woman Embracing Love	Tommy Bahama Group, Inc.	VAu647-375	2005	Commercial Prints
Man and Woman Embracing on Beach	Tommy Bahama Group, Inc.	VAu647-373	2005	Commercial Prints
Man and Woman Embracing Under Palm Tree	Tommy Bahama Group, Inc.	VAu647-372	2005	Commercial Prints
Man and Woman in Glasses	Tommy Bahama Group, Inc.	VAu668-305	2005	Commercial Prints
Man and Woman in Happy Embrace	Tommy Bahama Group, Inc.	VAu647-377	2005	Commercial Prints
Man Standing in Doorway	Tommy Bahama Group, Inc.	VAu647-378	2005	Commercial Prints
Man’s Feet in Sandals	Tommy Bahama Group, Inc.	VAu647-376	2005	Commercial Prints
Man’s Watch 10:10	Tommy Bahama Group, Inc.	VAu647-383	2005	Commercial Prints
Perfume and Cologne	Tommy Bahama Group, Inc.	VAu647-367	2005	Commercial Prints
Pineapples in Bowl	Tommy Bahama Group, Inc.	VAu668-306	2005	Commercial Prints
Rug with Palm Tree Leaf Pattern	Tommy Bahama Group, Inc.	VAu647-380	2005	Commercial Prints
Rug with Plant vine Pattern	Tommy Bahama Group, Inc.	VAu647-379	2005	Commercial Prints
Woman in the Wind	Tommy Bahama Group, Inc.	VAu668-304	2005	Commercial Prints
Woman Smiling Wearing Watch	Tommy Bahama Group, Inc.	VAu668-303	2005	Commercial Prints
Woman Standing with Hands on Hips	Tommy Bahama Group, Inc.	VAu647-371	2005	Commercial Prints
Woman’s Shoe in Iron Tray	Tommy Bahama Group, Inc.	VAu647-374	2005	Commercial Prints
Women’s Shoes on Rock	Tommy Bahama Group, Inc.	VAu647-369	2005	Commercial Prints
Women’s Watch on Rock	Tommy Bahama Group, Inc.	VAu647-370	2005	Commercial Prints
Yacht on a Sunset Sail	Tommy Bahama Group, Inc.	VAu668-307	2005	Commercial Prints

COPYRIGHTS (CRUISE, WOMEN’S SWIMWEAR) 2006

Copyright Title	Alternate Title	Owner	Registration #	Year Registered	Description
Big Bird	N/A	Tommy Bahama Group, Inc.	VAu665-729	2005	Fabric Design
Casa Blanca	Rojo	Tommy Bahama Group, Inc.	VAu665-720	2005	Fabric Design
Casa Blanca	Azul	Tommy Bahama Group, Inc.	VAu665-719	2005	Fabric Design
Del Sol Stripe	Limon	Tommy Bahama Group, Inc.	VAu665-718	2005	Fabric Design
Del Sol Stripe	Agua	Tommy Bahama Group, Inc.	VAu665-717	2005	Fabric Design
Fiesta Stripe	Azul & Rojo	Tommy Bahama Group, Inc.	VAu665-182	2005	Fabric Design
Hot Tropics	Mango	Tommy Bahama Group, Inc.	VAu665-727	2005	Fabric Design
Hot Tropics	Indigo	Tommy Bahama Group, Inc.	VAu665-728	2005	Fabric Design
Ka-Bloom	Rojo	Tommy Bahama Group, Inc.	VAu665-726	2005	Fabric Design
Ka-Bloom	Azul	Tommy Bahama Group, Inc.	VAu665-725	2005	Fabric Design
Las Palmas	Limon	Tommy Bahama Group, Inc.	VAu665-724	2005	Fabric Design
Las Palmas	Agua	Tommy Bahama Group, Inc.	VAu665-723	2005	Fabric Design
Mai-Tie (Dye)	Mango, Lilly Pad & Indigo	Tommy Bahama Group, Inc.	VAu678-181	2005	Fabric Design
Native Bird	Multi	Tommy Bahama Group, Inc.	VAu665-731	2005	Fabric Design
New Bird	N/A	Tommy Bahama Group, Inc.	VAu665-730	2005	Fabric Design
Tropicana	La Rosa, Azul, Indigo & Black	Tommy Bahama Group, Inc.	VAu678-183	2005	Fabric Design
Tropicana	Limon & Agua	Tommy Bahama Group, Inc.	VAu678-184	2005	Fabric Design
Viva Las Flores	Rojo	Tommy Bahama Group, Inc.	VAu665-721	2005	Fabric Design
Viva Las Flores	Azul	Tommy Bahama Group, Inc.	VAu665-722	2005	Fabric Design

COPYRIGHTS SPRING 2006

Copyright Title	Alternate Title	Owner	Registration #	Year Registered	Description
MEN’S SPRING 2006
20,000 LEAVES UNDER THE SEA	(61) TB31187	Tommy Bahama Group, Inc.	VAu700-403	2006	Fabric Design
ABOUT A KOI/KOI STORY	(61) TB31201/TB9297	Tommy Bahama Group, Inc.	Applied: March 2006	N/A	Fabric Design
ANCHOR AWAY	(61) TB31117	Tommy Bahama Group, Inc.	VAu700-398	2006	Fabric Design
AQUA BLOOM	(61) TB9305	Tommy Bahama Group, Inc.	VAu700-417	2006	Fabric Design
BAMBOO ABOARD	(61) TB31087	Tommy Bahama Group, Inc.	VAu700-429	2006	Fabric Design
BAMBOO HAKU	(61) TB31202	Tommy Bahama Group, Inc.	VAu700-438	2006	Fabric Design
BANANA TIENDA	(61) TB31088	Tommy Bahama Group, Inc.	VAu700-430	2006	Fabric Design
BLOOM SERVICE	(61) TB9299	Tommy Bahama Group, Inc.	VAu700-414	2006	Fabric Design
CUBAN COVE SEEKER	(61) TB9311	Tommy Bahama Group, Inc.	VAu700-418	2006	Fabric Design
CUBANO CASCADE	(61) TB9308	Tommy Bahama Group, Inc.	VAu700-424	2006	Fabric Design
DIVER’S DELIGHT	(61) TB9318	Tommy Bahama Group, Inc.	VAu700-406	2006	Fabric Design
DON JUAN DE PALMO	(61) TB31094	Tommy Bahama Group, Inc.	VAu700-399	2006	Fabric Design
FADE OUT AVE	(61) TB9320	Tommy Bahama Group, Inc.	VAu700-404	2006	Fabric Design
FAN CLUB	(61) TB31116	Tommy Bahama Group, Inc.	VAu700-407	2006	Fabric Design
FANBRELLA	(61) TB31110	Tommy Bahama Group, Inc.	VAu700-434	2006	Fabric Design
FANTANGO	(61) TB31076	Tommy Bahama Group, Inc.	VAu700-445	2006	Fabric Design
FLOTILLA	(61) TB31077	Tommy Bahama Group, Inc.	VAu700-405	2006	Fabric Design
GARDEN OF HOPE AND COURAGE SPRING 06/BOURBON BLOOM	(61) TB31106/9555	Tommy Bahama Group, Inc.	VAu700-440	2006	Fabric Design
GEISHA GARDENS	(61) TB31198	Tommy Bahama Group, Inc.	VAu700-437	2006	Fabric Design
GINGER LEI	(61) TB31107	Tommy Bahama Group, Inc.	VAu700-420	2006	Fabric Design
HAVANA BLAST AVE	(61) TB9307	Tommy Bahama Group, Inc.	VAu700-412	2006	Fabric Design
HAVANNA HEAT	(61) TB31217/31218	Tommy Bahama Group, Inc.	VAu700-444	2006	Fabric Design
HIBISCUS BLUES	(61) TB31085	Tommy Bahama Group, Inc.	VAu700-436	2006	Fabric Design
HIBISCUS PARADE	(61) TB31204	Tommy Bahama Group, Inc.	VAu700-421	2006	Fabric Design
HOKKAIDO HIBISCUS	(61) TB31109	Tommy Bahama Group, Inc.	VAu700-401	2006	Fabric Design
ISLAND MIRAGE	(61) TB9330	Tommy Bahama	VAu700-400	2006	Fabric Design

COPYRIGHTS SPRING 2006

Copyright Title	Alternate Title	Owner	Registration #	Year Registered	Description
AVE		Group, Inc.
JAVA SEE JAVA DO	(61) TB9317	Tommy Bahama Group, Inc.	VAu700-402	2006	Fabric Design
KING OF BLUES	(61) TB31216	Tommy Bahama Group, Inc.	VAu700-431	2006	Fabric Design
LA TO LAS VEGAS	(61) TB31119/9554	Tommy Bahama Group, Inc.	VAu700-410	2006	Fabric Design
LEAVES FALLIN	(61) TB9352	Tommy Bahama Group, Inc.	VAu700-409	2006	Fabric Design
LEI ‘N AROUND	(61) TB9302	Tommy Bahama Group, Inc.	VAu700-411	2006	Fabric Design
LOST LAGOON SEEKER	(61) TB9304	Tommy Bahama Group, Inc.	VAu700-428	2006	Fabric Design
MARTINI GRAS	(61) TB31102	Tommy Bahama Group, Inc.	VAu700-439	2006	Fabric Design
MOSAIC MAMBO	(61) TB31091	Tommy Bahama Group, Inc.	VAu700-408	2006	Fabric Design
ORCHID YOU NOT	(61) TB31123	Tommy Bahama Group, Inc.	VAu700-413	2006	Fabric Design
PALM MIRAGE	(61) TB31121	Tommy Bahama Group, Inc.	VAu700-426	2006	Fabric Design
PIER FUN	(61) TB31080	Tommy Bahama Group, Inc.	VAu700-441	2006	Fabric Design
PLAIDING IT COOL	(61) TB9309	Tommy Bahama Group, Inc.	VAu700-415	2006	Fabric Design
SANDDOLLAR	(61) TB9303	Tommy Bahama Group, Inc.	VAu700-443	2006	Fabric Design
SCENIC SEEKER	(61) TB9355	Tommy Bahama Group, Inc.	VAu700-416	2006	Fabric Design
SEA GARDENS	(61) TB31079	Tommy Bahama Group, Inc.	VAu700-435	2006	Fabric Design
SHOW STOPPER	(61) TB31120	Tommy Bahama Group, Inc.	VAu700-433	2006	Fabric Design
THE PALM OF FAME	(61) TB31100	Tommy Bahama Group, Inc.	VAu700-422	2006	Fabric Design
TIE DYE MAI TAI	(61) TB9327	Tommy Bahama Group, Inc.	VAu700-432	2006	Fabric Design
TONAL TIDE SEEKER	(61) TB9306	Tommy Bahama Group, Inc.	VAu700-423	2006	Fabric Design
UNDIVIDED ATTENTION	(61) TB31089	Tommy Bahama Group, Inc.	VAu700-442	2006	Fabric Design
VIEW BAYOU	(61) TB31197	Tommy Bahama Group, Inc.	VAu700-419	2006	Fabric Design
WEAVE ME ALONE	(61) TB31093	Tommy Bahama Group, Inc.	VAu700-426	2006	Fabric Design
WU GARDEN	(61) TB31111	Tommy Bahama Group, Inc.	VAu700-427	2006	Fabric Design
WOMEN’S SPRING 2006
A Thousand Temples Borders	(61) TB31210 (Wovens)/ (61) TB31086 (Border) (61) TB2811 (Knits)	Tommy Bahama Group, Inc.	VA1-383-832	2005	Fabric Design
Bahama Henna	(61) TB2784	Tommy Bahama Group, Inc.	VA1-383-819	2005	Fabric Design
Balinese Blossoms	(61) TB31127 (Wovens)/ (61) TB2809 (Knits)	Tommy Bahama Group, Inc.	VA1-383-824	2005	Fabric Design

COPYRIGHTS SPRING 2006

Copyright Title	Alternate Title	Owner	Registration #	Year Registered	Description
Beyond the Bungalow	(61) TB31148	Tommy Bahama Group, Inc.	VA1-383-828	2005	Fabric Design
Charms of the Kasbah	(61) TB31138 (Wovens)/ (61) TB31139 (Boarder)	Tommy Bahama Group, Inc.	VA1-383-822	2005	Fabric Design
Citrus Garden	(61) TB31145 (Wovens)/ (61) TB2790 (Knits)	Tommy Bahama Group, Inc.	VA1-383-829	2005	Fabric Design
Courtly Columns	(61) TB31231	Tommy Bahama Group, Inc.	VA1-383-816	2005	Fabric Design
Ink Blossoms	(61) TB31220 (wovens)/ (61) TB2827 (Knits)	Tommy Bahama Group, Inc.	VA1-383-834	2005	Fabric Design
Ink Blossoms Allover	(61) TB31223	Tommy Bahama Group, Inc.	VA1-383-815	2005	Fabric Design
My Maharaja	(61) TB31181 (Wovens)/ (61) TB2779 (Knits)	Tommy Bahama Group, Inc.	VA1-383-820	2005	Fabric Design
Paisley Daze	(61) TB31137 (Wovens)/ (61) TB2779 (Knits)	Tommy Bahama Group, Inc.	VA1-383-814	2005	Fabric Design
Palm Tree Place	(61) TB31149 (Wovens)/ (61) TB2801 (Knits)	Tommy Bahama Group, Inc.	VA1-383-823	2005	Fabric Design
Plumeria Garden	(61) TB31229	Tommy Bahama Group, Inc.	VA1-383-826	2005	Fabric Design
Queen of Sheba	(61) TB31193	Tommy Bahama Group, Inc.	VA1-383-817	2005	Fabric Design
Scroll Scapes	(61) TB31224 (Wovens)/ (61) TB2828 (Knits)	Tommy Bahama Group, Inc.	Applied Feb. 2006	Cancelled Application per Alyse TB Seattle 2-22-07	Fabric Design
Sea Scapes	(61) TB31232	Tommy Bahama Group, Inc.	VA1-383-825	2005	Fabric Design
Shades of Paradise	(61) TB31150	Tommy Bahama Group, Inc.	VA1-383-827	2005	Fabric Design
Sunshine Smile	(61) TB2791 (Knits)	Tommy Bahama Group, Inc.	VA1-383-831	2005	Fabric Design
Sunshine Wink	(61) TB31144 (Wovens)/ (61) TB2781 (Knits)	Tommy Bahama Group, Inc.	VA1-383-813	2005	Fabric Design
Tiles of Tangler	(61) TB31215	Tommy Bahama Group, Inc.	VA1-383-820	2005	Fabric Design
Tropical Market	(61) TB31147	Tommy Bahama Group, Inc.	VA1-383-833	2005	Fabric Design
Tropical Tatoo	(61) TB2778	Tommy Bahama Group, Inc.	VA1-383-818	2005	Fabric Design
Tutti Fruitty	(61) TB31142 (Wovens)/ (61) TB2787 (Knits)	Tommy Bahama Group, Inc.	VA1-383-830	2005	Fabric Design

COPYRIGHTS FALL 2006

Copyright Title	Alternate Title	Owner	Registration #	Year Registered	Description
MEN’S FALL 2006
A Shore Thing	(63) TB9351	Tommy Bahama Group, Inc.	VA1-356-857	2006	Fabric Design
Bird Watching	(63) TB31264	Tommy Bahama Group, Inc.	VA1-356-796	2006	Fabric Design
Birds of Bombay	(63) TB31243	Tommy Bahama Group, Inc.	VA1-349-287	2006	Fabric Design
Bombay Greetings	(63) TB31241	Tommy Bahama Group, Inc.	VA1-356-865	2006	Fabric Design
Call to Hula	(63) TB31255	Tommy Bahama Group, Inc.	VA1-356-864	2006	Fabric Design
Chili Power	(63) TB9341	Tommy Bahama Group, Inc.	VA1-349-275	2006	Fabric Design
Cocktail Cruise	(63) TB9345	Tommy Bahama Group, Inc.	VA1-356-856	2006	Fabric Design
Day Tripper	(63) TB9335	Tommy Bahama Group, Inc.	VA1-349-285	2006	Fabric Design
First Shield	(63) TB31235	Tommy Bahama Group, Inc.	VA1-349-286	2006	Fabric Design
Fruit of the Bloom	(63) TB31282	Tommy Bahama Group, Inc.	VA1-349-284	2006	Fabric Design
Gateway of India	(63) TB31244	Tommy Bahama Group, Inc.	VA1-356-795	2006	Fabric Design
Highway To My Way	(63) TB9360	Tommy Bahama Group, Inc.	VA1-349-265	2006	Fabric Design
Himalayan Hibiscus	(63) TB31245	Tommy Bahama Group, Inc.	VA1-349-288	2006	Fabric Design
Island Canvas	(63) TB9356	Tommy Bahama Group, Inc.	VA1-356-863	2006	Fabric Design
Island Palm-Palms	(63) TB31236	Tommy Bahama Group, Inc.	VA1-356-859	2006	Fabric Design
Jungle Brush	(63) TB9357	Tommy Bahama Group, Inc.	VA1-356-792	2006	Fabric Design
Kaual Five-O	(63) TB31292	Tommy Bahama Group, Inc.	VA1-349-281	2006	Fabric Design
Koki Beach	(63) TB31251	Tommy Bahama Group, Inc.	VA1-349-291	2006	Fabric Design
Lava Lounge	(63) TB9333	Tommy Bahama Group, Inc.	VA1-356-858	2006	Fabric Design
Malbar Mixer	(63) TB31275	Tommy Bahama Group, Inc.	VA1-349-277	2006	Fabric Design
Monkeyin’ Around	(63) TB31238	Tommy Bahama Group, Inc.	VA1-349-278	2006	Fabric Design
Never Ending Summer	(63) TB31297	Tommy Bahama Group, Inc.	VA1-358-794	2006	Fabric Design
Orlando Plum	(63) TB31233	Tommy Bahama Group, Inc.	VA1-349-267	2006	Fabric Design
Paisley’s of Paradise	(63) TB31252	Tommy Bahama Group, Inc.	VA1-356-854	2006	Fabric Design
Palm Break	(63) TB31270	Tommy Bahama Group, Inc.	VA1-349-282	2006	Fabric Design
Palm Print	(63) TB9361	Tommy Bahama Group, Inc.	VA1-349-293	2006	Fabric Design
Polly’s Vacation	(63) TB312779	Tommy Bahama Group, Inc.	VA1-356-797	2006	Fabric Design

COPYRIGHTS FALL 2006

Copyright Title	Alternate Title	Owner	Registration #	Year Registered	Description
Prowling Around	(63) TB31256	Tommy Bahama Group, Inc.	VA1-358-855	2006	Fabric Design
Sahara Palm	(63) TB31257	Tommy Bahama Group, Inc.	VA1-349-290	2006	Fabric Design
Sea You Soon	(63) TB31284	Tommy Bahama Group, Inc.	VA1-349-276	2006	Fabric Design
Seaflower Stripe	(63) TB9364/TB31298	Tommy Bahama Group, Inc.	VA1-356-798	2006	Fabric Design
Seaspray	(63) TB31295	Tommy Bahama Group, Inc.	VA1-356-866	2006	Fabric Design
Slow Tide	(63) TB9348	Tommy Bahama Group, Inc.	VA1-356-793	2006	Fabric Design
Splitting Image	(63) TB31259	Tommy Bahama Group, Inc.	VA1-349-266	2006	Fabric Design
Sunset Rally	(63) TB9334	Tommy Bahama Group, Inc.	VA1-356-868	2006	Fabric Design
Take A Dip	(63) TB31272	Tommy Bahama Group, Inc.	VA1-356-867	2006	Fabric Design
Tikka Taxi	(63) TB31242	Tommy Bahama Group, Inc.	VA1-356-889	2006	Fabric Design
Veranda Rights	(63) TB9350	Tommy Bahama Group, Inc.	VA1-349-289	2006	Fabric Design
Waves of Hibiscus	(63) TB30919	Tommy Bahama Group, Inc.	VA1-349-283	2006	Fabric Design
Whirly Curly	(63) TB9340	Tommy Bahama Group, Inc.	VA1-349-292	2006	Fabric Design
Zanzibar	(63) TB31259	Tommy Bahama Group, Inc.	VAu703-260	2006	Fabric Design
WOMEN’S FALL 2006
Blossoms Galore	(63) TB2870/ TB31319	Tommy Bahama Group, Inc.	VAu702-559	2006	Fabric Design
Climbing Vines	(63) TB31331	Tommy Bahama Group, Inc.	VAu695-531	2006	Fabric Design
Fall Fronds	(63) TB2882	Tommy Bahama Group, Inc.	VAu695-635	2006	Fabric Design
Fleur de Force	(63) TBTB2845/ TB31285	Tommy Bahama Group, Inc.	VAu695-530	2006	Fabric Design
Hun a Little Song	(63) TB31316	Tommy Bahama Group, Inc.	VAu702-562	2006	Fabric Design
Kaleidoscope Floral	(63) TB2854/ TB31300	Tommy Bahama Group, Inc.	VAu702-564	2006	Fabric Design
Linework Floral	(63) TB2866	Tommy Bahama Group, Inc.	VAu702-561	2006	Fabric Design
Luckey Leaf	(63) TB31387	Tommy Bahama Group, Inc.	Applied: May 2006	N/A	Fabric Design
Orchard Blossoms Bouquet	(63) TB31334	Tommy Bahama Group, Inc.	VAu702-560	2006	Fabric Design
Ornamental Flowers	(63) TB2878	Tommy Bahama Group, Inc.	VAu695-529	2006	Fabric Design
Pear Orchard	(63) TB2867/ TB31333	Tommy Bahama Group, Inc.	VAu702-567	2006	Fabric Design
Silly for Chantilly	(63) TB2871	Tommy Bahama Group, Inc.	VAu695-534	2006	Fabric Design
Speckles and Spots	(63) TB31291	Tommy Bahama Group, Inc.	VAu702-563	2006	Fabric Design
Spice of Life	(63) TB31383	Tommy Bahama Group, Inc.	VAu702-565	2006	Fabric Design

COPYRIGHTS FALL 2006

Copyright Title	Alternate Title	Owner	Registration #	Year Registered	Description
Star Flower	(63) TB2860/ TB31307	Tommy Bahama Group, Inc.	VAu702-566	2006	Fabric Design
Sunrise Shadow	(63) TB31385	Tommy Bahama Group, Inc.	VAu695-533	2006	Fabric Design
Tommy’s Garden	(63) TB31386	Tommy Bahama Group, Inc.	Applied: May 2006	N/A	Fabric Design
Tribal Chevron	(63) TB2853	Tommy Bahama Group, Inc.	VAu695-532	2006	Fabric Design
ARTWORK
Ride the Tip		Tommy Bahama Group, Inc.	VAu703-510	2006	Decorative Design
Hotel Bombay Lounge		Tommy Bahama Group, Inc.	VAu703-507	2006	Decorative Design
Paradise Grand Prix		Tommy Bahama Group, Inc.	VAu703-508	2006	Decorative Design
Jungle Shakedown		Tommy Bahama Group, Inc.	VAu703-509	2006	Decorative Design

COPYRIGHTS HOLIDAY 2006

Copyright Title	Alternate Title	Owner	Registration #	Year Registered	Description
Holiday 2006 Artwork
Paradise Plunder	T31520 (embroidered shirt)	Tommy Bahama Group, Inc.	VAu713-103	2006	Decorative Design
Toast To Libation	Republic of Relaxation / T31521 (embroidered shirt)	Tommy Bahama Group, Inc.	VAu713-102	2006	Decorative Design
Without Reservation	T31516 (embroidered shirt)	Tommy Bahama Group, Inc.	VAu713-101	2006	Decorative Design
Seas The Day	Paradise Rush Hour/ T31518 (embroidered shirt)	Tommy Bahama Group, Inc.	VAu713-100	2006	Decorative Design
MEN’S HOLIDAY 2006
Agave Jungle	(64) TB31349	Tommy Bahama Group, Inc.	VA 1-404-772	2006	Fabric Design
BBO Eskew	(64) TB9382/TB9383	Tommy Bahama Group, Inc.	VA 1-404-756	2006	Fabric Design
Beauty On The Beach	(64) TB9385	Tommy Bahama Group, Inc.	VA 1-404-757	2006	Fabric Design
Bird is The Word	(64) TB9264	Tommy Bahama Group, Inc.	VA 1-404-769	2006	Fabric Design
Brighten Beachy	(64) TB9367	Tommy Bahama Group, Inc.	VA 1-404-762	2006	Fabric Design
Casa De Flora	(64) TB9366	Tommy Bahama Group, Inc.	VA 1-404-763	2006	Fabric Design
Casino Coast	(64) TB31357	Tommy Bahama Group, Inc.	VA 1-404-776	2006	Fabric Design
Dive & Dash	(64) TB9369	Tommy Bahama Group, Inc.	VA 1-404-764	2006	Fabric Design
Early Bird	(64) TB31352	Tommy Bahama Group, Inc.	VA 1-404-750	2006	Fabric Design
Finding Reno	(64) TB9374	Tommy Bahama Group, Inc.	VA 1-404-770	2006	Fabric Design
Fish n Chicks	(64) T9384	Tommy Bahama Group, Inc.	VA 1-404-773	2006	Fabric Design
Grand Prix	(64) TB31362	Tommy Bahama Group, Inc.	VA 1-404-765	2006	Fabric Design
Halelani View	(64) TB31365	Tommy Bahama Group, Inc.	VA 1-404-758	2006	Fabric Design
Hawaiian Garden	(64)TB31111	Tommy Bahama Group, Inc.	VA 1-404-787	2006	Fabric Design
Hibiscus Ahoy	(64) TB31438	Tommy Bahama Group, Inc.	Applied: September 11, 2008	2006	Fabric Design
Hidden Hibiscus	(64) TB31374	Tommy Bahama Group, Inc.	VA 1-404-752	2006	Fabric Design
Hold’em & Fold’em	(64) TB31361	Tommy Bahama Group, Inc.	VA 1-404-751	2006	Fabric Design
Lady Luau	(64) TB31364	Tommy Bahama Group, Inc.	VA 1-404-774	2006	Fabric Design
Lanikal Leaves	(64) TB31367	Tommy Bahama Group, Inc.	VA 1-404-766	2006	Fabric Design

COPYRIGHTS HOLIDAY 2006

Copyright Title	Alternate Title	Owner	Registration #	Year Registered	Description
Leaf Me Here	(64) TB31371	Tommy Bahama Group, Inc.	VA 1-404-781	2006	Fabric Design
Malden Monaco	(64) TB31382/T31356	Tommy Bahama Group, Inc.	VA 1-393-468	2006	Fabric Design
Margarita Bloom	(64) TB31355	Tommy Bahama Group, Inc.	VA 1-402-541	2006	Fabric Design
Painted Palms	64 T831351	Tommy Bahama Group, Inc.	VA 1-404-748	2006	Fabric Design
Parrots of the Caribbean	(64) TB31341	Tommy Bahama Group, Inc.	VA 1-404-755	2006	Fabric Design
Place To Be Scene	(64) TB9371	Tommy Bahama Group, Inc.	VA 1-404-760	2006	Fabric Design
Plumeria Palace	(64) TB31358	Tommy Bahama Group, Inc.	VA 1-404-759	2006	Fabric Design
Ponderosa Pineapples	(64) TB31399	Tommy Bahama Group, Inc.	VA 1-404-768	2006	Fabric Design
Rest &Relaxation	(64) TB9377	Tommy Bahama Group, Inc.	VA 1-404-775	2006	Fabric Design
Riviera Racer	(64) TB31359	Tommy Bahama Group, Inc.	VA 1-404-745	2006	Fabric Design
Royal Hibiscus	(64) TB31074	Tommy Bahama Group, Inc.	VA 1-404-753	2006	Fabric Design
Rum Punch	964) TB31343	Tommy Bahama Group, Inc.	VA 1-404-746	2006	Fabric Design
Shore Leave	64 TB31348	Tommy Bahama Group, Inc.	VA 1-404-743	2006	Fabric Design
Sky Hi	(64) TB9368	Tommy Bahama Group, Inc.	VA 1-404-744	2006	Fabric Design
Soul in One	(64) TB9248	Tommy Bahama Group, Inc.	VA 1-404-754	2006	Fabric Design
Spin Cycle	(64) TB9380	Tommy Bahama Group, Inc.	VA 1-404-742	2006	Fabric Design
Toucan Santa	(64) TB31340	Tommy Bahama Group, Inc.	Applied; September 11, 2006	N/A	Fabric Design
Treasure Reef	(64) TB31346	Tommy Bahama Group, Inc.	VA 1-399-044	2006	Fabric Design
Uno, Dos Palms	(64) TB31353	Tommy Bahama Group, Inc.	VA 1-404-771	2006	Fabric Design
Valle Isle	(64) TB31368	Tommy Bahama Group, Inc.	VA 1-404-747	2006	Fabric Design
Veranda Vista	(64) TB31369	Tommy Bahama Group, Inc.	VA 1-399-043	2006	Fabric Design
Walk the Plank	(64) TB31342	Tommy Bahama Group, Inc.	VA 1-402-542	2006	Fabric Design
WOMEN’S HOLIDAY 2006
Bamboo Island	(64) TW60220/TW14210/TW30551	Tommy Bahama Group, Inc.	VAu729-412	2006	Fabric Design
Beautiful Orchid	(64) TW30529	Tommy Bahama Group, Inc.	VAu729-411	2006	Fabric Design
Cherry Blossom Dress	(64) TW60218	Tommy Bahama Group, Inc.	VU729-416	2006	Fabric Design
Cherry Blossom Scarf	(64) TW7226	Tommy Bahama Group, Inc.	VAu734-883	2006	Fabric Design
Cherry Blossom Skirt	(64) TW65131	Tommy Bahama Group, Inc.	VAu729-414	2006	Fabric Design

COPYRIGHTS HOLIDAY 2006

Copyright Title	Alternate Title	Owner	Registration #	Year Registered	Description
Ironwork	(64) TW30528/TW60557/60227	Tommy Bahama Group, Inc.	VAu734-886	2006	Fabric Design
Island Fronds	(64) TW4670	Tommy Bahama Group, Inc.	VAu729-410	2006	Fabric Design
Island Shawdows	(64) TW60224/TW65136	Tommy Bahama Group, Inc.	VAu729-413	2006	Fabric Design
Lattice Border	(64) TW30520	Tommy Bahama Group, Inc.	VAu734-887	2006	Fabric Design
Leaf Bazaar	(64) TW60228/TW 14217/TW65139	Tommy Bahama Group, Inc.	VAu729-409	2006	Fabric Design
Oasis Garden	(64) TW30537/TW60234/TW8282	Tommy Bahama Group, Inc.	VAu734-884	2006	Fabric Design
Palm Mirage	(64) TW60236/TW14230/8282	Tommy Bahama Group, Inc.	VAu734-888	2006	Fabric Design
Sun Orchid	(64) TW65133/TW14209/1W60221	Tommy Bahama Group, Inc.	VAu734-885	2006	Fabric Design

COPYRIGHTS (COMMERCIAL PRINTS) 2006

Copyright Title	Owner	Registration #	Year Registered	Description
The Shady Lady	Tommy Bahama Group, inc;	VAu725-439	2006	Commercial Prints
Cool Breeze Beauty	Tommy Bahama Group; Inc.	VAu725-440	2006	Commercial Prints
Veranda Vixen	Tommy Bahama Group, Inc.	VAu725-441	2006	Commercial Prints
Her Split Decision	Tommy Bahama Group, Inc.	VAu725-442	2006	Commercial Prints
Bandana Beauty	Tommy Bahama Group, Inc.	VAu725-443	2006	Commercial Prints
A Chair Affair	Tommy Bahama Group, Inc.	VAu725-444	2006	Commercial Prints
Casual Moments	Tommy Bahama Group, Inc.	VAu725-445	2006	Commercial Prints
Road Princess	Tommy Bahama Group, Inc.	VAu725-446	2006	Commercial Prints
She’s Camera Ready	Tommy Bahama Group, Inc.	VAu725-447	2006	Commercial Prints
A Man and His Guitar	Tommy Bahama Group, Inc.	VAu725-446	2006	Commercial Prints
Chill Time Denim	Tommy Bahama Group, Inc.	VAu725-449	2006	Commercial Prints
Jeans That Rock!	Tommy Bahama Group, Inc.	VAu725-450	2006	Commercial Prints
The Garden Mirage	Tommy Bahama Group, Inc.	VAu725-451	2006	Commercial Prints

COPYRIGHTS SPRINGS 2007

Copyright Title	Alternate Title	Owner	Registration #	Year Registered	Description
MEN’S SPRING 2007
Amazon Palm	(71) TB31413	Tommy Bahama Group, Inc.	VA 1-399-075	2007	Fabric Design
Carnival Garden	(71) TB31402	Tommy Bahama Group, Inc.	VA 1-404-798	2007	Fabric Design
Channel Surfer	(71) TB9400	Tommy Bahama Group, Inc.	VA 1-399-057	2007	Fabric Design
Copabanana	(71) TB30680	Tommy Bahama Group, Inc.	VA 1-404-790	2007	Fabric Design
Crustacean Formation	(71) TB31445/TB9424	Tommy Bahama Group, Inc.	VA 1-399-064	2007	Fabric Design
Destination Relaxation	(71) TB9399	Tommy Bahama Group, Inc.	VA 1-399-065	2007	Fabric Design
Destination Vacation	(71) TB9411	Tommy Bahama Group, Inc.	VA 1-396-661	2007	Fabric Design
Flora Aura	(71) TB31415	Tommy Bahama Group, Inc.	VA 1-399-079	2007	Fabric Design
Hawaiian Hiatus	(71) TB9408	Tommy Bahama Group, Inc.	VA 1.396-863	2007	Fabric Design
Honey, I Blew Up the Pineapple	(71) TB9418	Tommy Bahama Group, Inc.	VA 1-399-077	2007	Fabric Design
Hula Lookin’ At	(71) TB9391	Tommy Bahama Group, Inc.	VA 1.399-068	2007	Fabric Design
Island Grove	(71) TB31428	Tommy Bahama Group, Inc.	VA 1-404-781	2007	Fabric Design
Jewel of the isle	(71) TB31417	Tommy Bahama Group, Inc.	VA 1.399-058	2007	Fabric Design
Leaful Weapon	(71) TB9397/TB9413	Tommy Bahama Group, Inc.	VA 1-404-782	2007	Fabric Design
Lelz Daze	(71) TB9394	Tommy Bahama Group, Inc.	VA 1-399-059	2007	Fabric Design
Linen Reef	(71) TB31447	Tommy Bahama Group, Inc.	VA 1-398-857	2007	Fabric Design
Luau Sunset	(71) TB31451	Tommy Bahama Group, Inc.	VA 1-399-071	2007	Fabric Design
Lucky Streak	(71) TB9393	Tommy Bahama Group, Inc.	VA 1-399-066	2007	Fabric Design
Lunar Festival	(71) TB31422	Tommy Bahama Group, Inc.	VA 1-399-073	2007	Fabric Design
Mardi Gras Mirage	(71) TB30680	Tommy Bahama Group, Inc.	VA 1-399-070	2007	Fabric Design
Martini Break	(71) TB31432	Tommy Bahama Group, Inc.	VA 1-399-078	2007	Fabric Design
Masquerade Mix	(71) TB31466	Tommy Bahama Group, Inc.	VA 1.399-081	2007	Fabric Design
Miami Heatwave	(71) TB31453	Tommy Bahama Group, Inc.	VA 1-399-056	2007	Fabric Design
Mirage Collage	(71) TB9421	Tommy Bahama Group, Inc.	VA 1-396-858	2007	Fabric Design
Morrow Bay	(71) TB9404	Tommy Bahama Group, Inc.	VA 1-399-061	2007	Fabric Design
Mr. Martini	(71) TB31432	Tommy Bahama Group, Inc.	N/A	Applied: 2/13/07	Fabric Design
Of Koi-ce	(71) TB31418	Tommy Bahama Group, Inc.	VA 1-404-800	2007	Fabric Design

COPYRIGHTS SPRINGS 2007

Copyright Title	Alternate Title	Owner	Registration #	Year Registered	Description
Palm Desert	(71) TB31413	Tommy Bahama Group, Inc.	VA 1-398-906	2007	Fabric Design
Palm Flings	(71) TB31403	Tommy Bahama Group, Inc.	VA 1-404-792	2007	Fabric Design
Palm O’Rama	(71) TB9406	Tommy Bahama Group, Inc.	VA 1-399-067	2007	Fabric Design
Palm Springs Postcard	(71) TB31452	Tommy Bahama Group, Inc.	VA 1-404-793	2007	Fabric Design
Pale Palm	(71) TB31456	Tommy Bahama Group, Inc.	VA 1.399-074	2007	Fabric Design
Phuket Palms	(71) TB31422	Tommy Bahama Group, Inc.	VA 1-404-791	2007	Fabric Design
Pineapple Fiesta	(71) TB31450	Tommy Bahama Group, Inc.	VA 1-399-072	2007	Fabric Design
Pineapple Oasis	(71) TB31437	Tommy Bahama Group, Inc.	VA 1-399-062	2007	Fabric Design
Pineapple Splash	(71)T139409	Tommy Bahama Group, Inc.	VA 1-396-882	2007	Fabric Design
Pineapple Tumble	(71) TB31414	Tommy Bahama Group, Inc.	VA 1-399-076	2007	Fabric Design
Poolside Tropics	(71) TB9405	Tommy Bahama Group, Inc.	VA 1-404-778	2007	Fabric Design
Relax Resort	(71) TB9420	Tommy Bahama Group, Inc.	VA 1-396-864	2007	Fabric Design
Retro Palms	(71) TB31401	Tommy Bahama Group, Inc.	VA 1-404-789	2007	Fabric Design
Santa Cruise	(71) TB9402	Tommy Bahama Group, Inc.	VA 1-404-777	2007	Fabric Design
Sea You Lei’ter	(71) TB9390	Tommy Bahama Group, Inc.	VA 1-404-780	2007	Fabric Design
Sip Back and Relax	(71) TB9417	Tommy Bahama Group, Inc.	VA 1-399-859	2007	Fabric Design
Sunset Rally	(71) TB9334	Tommy Bahama Group, Inc.	VA 1-404801	2007	Fabric Design
Tahitian Fields	(71) TB9407	Tommy Bahama Group, Inc.	VA 1-399-069	2007	Fabric Design
Tarpon Bay	(71) TB31422	Tommy Bahama Group, Inc.	VA 1-396-865	2007	Fabric Design
THAI BO	(71) TB31457	Tommy Bahama Group, Inc.	VA 1-399-080	2007	Fabric Design
The Thai That Vines	(71) TB31419	Tommy Bahama Group, Inc.	VA 1-399-080	2007	Fabric Design
Tropic View	(71) TB31435	Tommy Bahama Group, Inc.	VA 1-399-083	2007	Fabric Design
Tropicali	(71) TB9412	Tommy Bahama Group, Inc.	VA 1-396-860	2007	Fabric Design
Yes! Siam	(71) TB31421	Tommy Bahama Group, Inc.	VA 1-404-796	2007	Fabric Design
Men’s and Women’s (TB18 Golf) Spring 2007
Bungalow Blooms	GP108	Tommy Bahama Group, Inc.	VA 1-404-794	2007	Fabric Design
Cope Cabana	GP107	Tommy Bahama Group, Inc.	VA 1-404-779	2007	Fabric Design
Head over Heels	GP283	Tommy Bahama Group, Inc.	VA 1-404-795	2007	Fabric Design
Pool Flower	GP106	Tommy Bahama Group, Inc.	VA 1-404-788	2007	Fabric Design
Sugar Blossom	GP113	Tommy Bahama Group, Inc.	VA 1-404-799	2007	Fabric Design

COPYRIGHTS SPRINGS 2007

Copyright Title	Alternate Title	Owner	Registration #	Year Registered	Description
Swizzle Stripe	GP109	Tommy Bahama Group, Inc.	VA 1-404-797	2007	Fabric Design
WOMEN’S SPRING 2007

Capri Coast Dress and Skirt	(71)TBW 30041	Tommy Bahama Group, Inc.		Pending Registration	Fabric Design
Capri Coast Shirt	(71)TBW30048	Tommy Bahama Group, Inc.		Pending Registration	Fabric Design
Flora Bora Jacquard	(71)TWYD3012	Tommy Bahama Group, Inc.		Pending Registration	Fabric Design
Island Canopy	(71)TBW408	Tommy Bahama Group, Inc.		Pending Registration	Fabric Design
Knot A Floral Halter	(71)TBW30031	Tommy Bahama Group, Inc.		Pending Registration	Fabric Design
Knot A Floral Shirt	(71)TBW30042	Tommy Bahama Group, Inc.		Pending Registration	Fabric Design
Knot A Floral Skirt	(71)TBW 30047	Tommy Bahama Group, Inc.		Pending Registration	Fabric Design
Nautical Anchor	(71)TBW2014SP	Tommy Bahama Group, Inc.		Pending Registration	Fabric Design
Nautical Crest	(71)TBW2012	Tommy Bahama Group, Inc.		Pending Registration	Fabric Design
Palm Tree Jungle	(71)TBW30044	Tommy Bahama Group, Inc.		Pending Registration	Fabric Design
Paradise Hotel Silk Scarf	(71)TBW30030	Tommy Bahama Group, Inc.		Pending Registration	Fabric Design
Tahitian Sunset	(71)TBW2016	Tommy Bahama Group, Inc.		Pending Registration	Fabric Design
Terrace Tile	(71)TBW 30043	Tommy Bahama Group, Inc.		Pending Registration	Fabric Design
Waving Palms	(71)TBW30035/ (71) TBW407/ (71)TBW2017TX	Tommy Bahama Group, Inc.		Pending Registration	Fabric Design
Welcome to Bermuda Shirt	(71)TBW30034	Tommy Bahama Group, Inc.		Pending Registration	Fabric Design

COPYRIGHTS FALL 2007

Copyright Title	Alternate Title	Owner	Registration #	Year Registered	Description
MEN’S FALL 2007
Apertif	(73) TB31528	Tommy Bahama Group, Inc.	VA 1-416-776	2007	Fabric Design
Bamboo Cove	(73) TB31490		VA 1-416-767	2007	Fabric Design
Batik La Chique	(73) TB31488		VA 1-416-744	2007	Fabric Design
Bordeaux Blooms	(73) TB31496		VA 1-416-756	2007	Fabric Design
Cailstoga Canopy	(73)T1331485		VA 1-416-769	2007	Fabric Design
Coyote Cove	(73) TB31493		VA 1-416-764	2007	Fabric Design
Desert Surf	(73) TB31530		VA 1-416-758	2007	Fabric Design
Dune Garden	(73) TB31531		VA 1-416-774	2007	Fabric Design
Fan Mall	(73) TB9441		VA 1-416-754	2007	Fabric Design
Floral Reflections	(73) TB31504		VA 1-416-752	2007	Fabric Design
Garden of Hope and Courage Fall 07	(73)TB31512		VA 1-416-760	2007	Fabric Design
Hibiscus High Road	(73) TB9426		VA 1-416-761	2007	Fabric Design
Hip Trip	(73) TB9434		VA 1-416-763	2007	Fabric Design
Island Reserve	(73) TB31492		VA 1-416-742	2007	Fabric Design
Late Harvest	(73) TB31486		VA 1-416-779	2007	Fabric Design
Lel’n Around	(73) TB9435		VA 1-416-759	2007	Fabric Design
Maximum Over Chili	(73) TB9428		VA 1-416-748	2007	Fabric Design
Mojito Montage	(73) TB9427		VA 1-416-770	2007	Fabric Design
Muscat Mirage	(73) TB31494		VA 1-416-778	2007	Fabric Design
Pacific Breeze	(73) TB31500		VA 1-416-753	2007	Fabric Design
Palms Unite	(73) TB31495		VA 1-416-741	2007	Fabric Design
Paradise Camp	(73) TB31491		VA 1-416-765	2007	Fabric Design
Party On	(73) TB9447		VA 1-416-750	2007	Fabric Design
Passion for Paradise	(73) TB9440		VA 1-416-762	2007	Fabric Design
Pineapple Row	(73) TB31482		VA 1-416-771	2007	Fabric Design
Que Syrah	(73) TB31527		VA 1-416-748	2007	Fabric Design
Relaxcursion	(73) TB9433		VA 1-416-743	2007	Fabric Design
SeaView Soon	(73) TB9431		VA 1-416-772	2007	Fabric Design
Shade Lounger	(73) TB31503		VA 1-416-776	2007	Fabric Design
Tails of the Sea	(73) TB9414		VA 1-416-755	2007	Fabric Design
Tropical Maze	(73) TB31484		VA 1-416-745	2007	Fabric Design
U’ma Favorite Camp	(73) TB31514		VA 1-416-747	2007	Fabric Design
Vacation Fascination	(73) TB9439		VA 1-416-773	2007	Fabric Design
Valley Floral	(73) TB31507		VA 1-416-766	2007	Fabric Design
Vintage View	(73) TB31499		VA 1-416-777	2007	Fabric Design
Volksdragon	(73) TB9429		VA 1-416-749	2007	Fabric Design
Wake ‘N Bake	(73) TB9437		VA 1-416-757	2007	Fabric Design
(Retail Special)	(73) TB31646		VA 1-416-766	2007	Fabric Design
(Retail Special)	(73) TB31537		VA 1-416-751	2007	Fabric Design
WOMEN’S FALL 2007
Desert Jungle	TBW300700		VA 1-416-751	Pending/Applied For	Fabric Design
Filigree Paisley	TBW300060			Pending/Applied For	Fabric Design
Ink Blossom	TBW30077			Pending/Applied For	Fabric Design
Island Flora	TBW2023			Pending/Applied For	Fabric Design
Madeira Flora	TBW30065			Pending/Applied For	Fabric Design
Madeira Jacquard	TWJ73001			Pending/Applied For	Fabric Design
Moonlit Jungle	TBW30059			Pending/Applied	Fabric Design

COPYRIGHTS FALL 2007

Copyright Title	Alternate Title	Owner	Registration #	Year Registered	Description
				For
Portuguese Medallion	TBW30064			Pending/Applied For	Fabric Design
Tahiti Orchids	TBW30055			Pending/Applied For	Fabric Design
Taravao	TBEM1017			Pending/Applied For	Fabric Design
Temptation Floral	TB30903			Pending/Applied For	Fabric Design
Zanzi Medallion	TBW30063			Pending/Applied For	Fabric Design
Zanzi Paisley	TBW30058			Pending/Applied For	Fabric Design
ARTWORK
Daily Double	T31807 (embroidered shirt)		VAu750-258	2007	Decorative Design
Paradise Nation	T20709 (embroidered sweatshirt)		VAu750-261	2007	Decorative Design
Pelican Cigar	T31769 (embroidered shirt)		VAu750-259	2007	Decorative Design
Pineapple Express	T31715		VAu750-260	2007	Decorative Design

Copyright Title	Alternate Title	Owner	Registration #	Year Registered	Description	Electronic Submission Case #
BILL COLLECTOR BAR	TR7012(G)	Tommy Bahama Group,	VAu000957155	2008	ARTWORK	1-4294150
BOARDS OF A FEATHER	TR2146	Tommy Bahama Group,	VAu000957595	2008	ARTWORK
CASTING CALL	T32092	Tommy Bahama Group,	VAu000957209	2008	ARTWORK
DESERT PHOENIX	T32118	Tommy Bahama Group,	VAu000957221	2008	ARTWORK
DESPERTE STEAK KNIVES	TR2145	Tommy Bahama Group,	VAu000957156	2008	ARTWORK
EX PRESIDENTE’ CAMP	732125	Tommy Bahama Group,	VAu000957464	2008	ARTWORK
FISH & CHICKS	TR734	Tommy Bahama Group,	VAu000957154	2008	ARTWORK
FLAMINGO LANES	T31998	Tommy Bahama Group,	VAu000957204	2008	ARTWORK
HULA LOTTA SHAKIN’ TEE	TR2097	Tommy Bahama Group,	VAu000957190	2008	ARTWORK
LOGO STRIPE TOWEL	TR7I2	Tommy Bahama Group,	VAu000957200	2008	ARTWORK
MARLIN LINE-UP	TR794	Tommy Bahama Group,	VAu000957203	2008	ARTWORK
NATURAL BORN GRILLER	TR7001(G)	Tommy Bahama Group,	VAu000957193	2008	ARTWORK
PARADISE DISTILLED	732032	Tommy Bahama Group,	VAu000957208	2008	ARTWORK
PARADISE ON TAP	T32145	Tommy Bahama Group,	VAu000957206	2008	ARTWORK
RIDE’EM COWBOYS	T32121	Tommy Bahama Group,	VAu000957465	2008	ARTWORK
SIGNS OF LIFE	TR2148	Tommy Bahama Group,	VAu000957194	2008	ARTWORK
ST. CROIX LANES	T32074	Tommy Bahama Group,	VAu000957466	2008	ARTWORK
Men’s & Women’s (TB18 GOLF) Sprint 2008
Bahama Bouquet	(81) GP129	Tommy Bahama Group,	VA1-63-996	2008	Fabric Design
Bell of the Ball	(81) GP142	Tommy Bahama Group,	VA1-631-993	2008	Fabric Design
Play Thru Paisley	(81) GP2101	Tommy Bahama Group,	VA1-631-998	2008	Fabric Design
Houndstooth Blooms	(81) GP422	Tommy Bahama Group,	VA1-632-006	2008	Fabric Design
Let’s Par-Tee	(81) GP130	Tommy Bahama Group,	VA1-632-003	2008	Fabric Design
Pretty Birdie	(81) GP2078	Tommy Bahama Group,	VA1-632-005	2008	Fabric Design
Oh Medallion	(81) GP130	Tommy Bahama Group,	VA1-632-004	2008	Fabric Design
Cape Escape	(81) GP2088	Tommy Bahama Group,	VA1-632-525	2008	Fabric Design
Buoyed Up	(81) GP2122	Tommy Bahama Group,	VA1-631-999	2008	Fabric Design
Straight Shooter	(81)GYD2105	Tommy Bahama Group,	VA1-632-523	2008	Fabric Design
MEN’S SPRING 2008
CAMO-MIRAGE	(81) T131221	Tommy Bahama Group,	VA 1632:977	2008	Fabric
SHORE STORIES	(81) TB2977	Tommy Bahama Group,	VA 1-632-976	2008	Fabric
PHUKET PALMS	(81) TB31422	Tommy Bahama Group,	VA 1-632-974	2008	Fabric
WEEKEND AT FERNIES	(81) TB1631	Tommy Bahama Group,	VA 1-632-970	2008	Fabric

Copyright Title	Alternate Title	Owner	Registration #	Year Registered	Description	Electronic Submission Case #
FRONDS DE LEON	(81) TB31632/TB9484	Tommy Bahama Group,	VA 1-632-972	2008	Fabric
SLAM DUNK	(81) TB31635	Tommy Bahama Group,	VA 1-632-971	2008	Fabric
BAMBOOZE CRUISE	(81) TB31643	Tommy Bahama Group,	VA I-632-973	2008	Fabric
TECH TAC TOE	(81) TB31646	Tommy Bahama Group,	VA 1-632-975	2008	Fabric
DOWNLOAD STRIPE	(81) TB31648	Tommy Bahama Group,	VA 1-632-978	2008	Fabric
FLOWER POINT	(81) TB31649	Tommy Bahama Group,	VA 1-634.025	2008	Fabric
SPACE & TIME	(81) TB31654	Tommy Bahama Group,	VA 1-634-024	2008	Fabric
TIDE N’ SEEK	(81) TB31656	Tommy Bahama Group,	VA 1-634-02	2008	Fabric
JUST COASTING	(81) TB31657	Tommy Bahama Group,	VA 1-634-022	2008	Fabric
CORAL LEAF	(81) TB31660	Tommy Bahama Group,	VA 1-634-021	2008	Fabric
SUNDAY SIESTA	(81)TB31662	Tommy Bahama Group,	VA 1-634-026	2008	Fabric
DRAG’N RACING	(81) TB31667/TB31707	Tommy Bahama Group,	VA 1-634-020	2008	Fabric
BREEZE FRAME	(81) TB31668	Tommy Bahama Group,	VA 1-634-029	2008	Fabric
KE’IKI BEACH	(81) 1B31670	Tommy Bahama Group,	VA 1-634-028	2008	Fabric
PARADISE LANE	(81) TB31671	Tommy Bahama Group,	VA 1-634-027	2008	Fabric
TAMARINDO	(81)TB31672	Tommy Bahama Group,	VA 1-633-964	2008	Fabric
CALYPSO ISLAND	(81) TB31673	Tommy Bahama Group,	CA 1-633-976	2008	Fabric
SAND-A-LEI	(81) TB1674	Tommy Bahama Group,	VA 1-633-975	2008	Fabric
PAPA ROCKS	(81) TB31676	Tommy Bahama Group,	VA 1-633-974	2008	Fabric
A-GUST-OF FLORAL	(81) TB31680	Tommy Bahama Group,	VA 1-633-973	2008	Fabric
GARDEN OF HOPE AND COURAGE SP 08	(81)TB31681	Tommy Bahama Group,	VA 1-633-972	2008	Fabric
COPY PASTE	(81) TB31689	Tommy Bahama Group,	VA 1-633-971	2008	Fabric
THE REAL MCKOI	(81) TB31691	Tommy Bahama Group,	VA 1-633-970	2008	Fabric
GEORGE FLORA-MAN	(81) TB1766	Tommy Bahama Group,	VA 1-633-968	2008	Fabric
CASA DE CHILL	(81)TB9366	Tommy Bahama Group,	VA 1-633.967	2008	Fabric
FEISTY FIESTA	(81) TB9390	Tommy Bahama Group,	VA 1-633-966	2008	Fabric
PALM O’RAMA	(81) TB9406	Tommy Bahama Group,	VA 1-633-965	2008	Fabric
RIP SWIRL	(81) TB9408	Tommy Bahama Group,	VA 1-633.959	2008	Fabric
LEI Z BOY	(81) TB9411	Tommy Bahama Group,	VA 1-633-958	2008	Fabric
LEI-ING LOW	(81) TB9435	Tommy Bahama Group,	VA 1-633-956	2008	Fabric
ALL SHOOK UP	(81) T89451	Tommy Bahama Group,	VA 1-633-954	2008	Fabric
CABO SAN LOCO	(81) TB9457	Tommy Bahama Group,	VA 1-633-953	2008	Fabric
ANTONIO BANDANA	(81) TB9459	Tommy Bahama	VA 1-633-950	2008	Fabric

Copyright Title	Alternate Title	Owner	Registration #	Year Registered	Description	Electronic Submission Case #
		Group,
HU-LA-LA	(81) TB9482	Tommy Bahama Group,	VA 1-633-960	2008	Fabric
PANAME CITY PAISLEY	(81) TB9483	Tommy Bahama Group,	VA I-633.951	2008	Fabric
GIN ATOMIC	(81)TB9484/TB31632	Tommy Bahama Group,	VA 1-633-949	2008	Fabric
CANNON BEACH	(81) TB9485	Tommy Bahama Group,	VA 1:633-948	2008	Fabric
IN A PINCH	(81)TB9486	Tommy Bahama Group,	VA 1-633-946	2008	Fabric
HANALEI BEACH	(81)TB9490	Tommy Bahama Group,	VA 1-633-955	2008	Fabric
THE LEI DOWN	(81) TB9492	Tommy Bahama Group,	VA 1433-182	2008	Fabric
WHERE’S THE REEF?	(81) TB9493	Tommy Bahama Group,	VA 1-633-172	2008	Fabric
SAKI TO ME	(81)TB9496	Tommy Bahama Group,	VA 1-633-173	2008	Fabric
LEI ALL DAY	(81)TB9497	Tommy Bahama Group,	VA 1-633-174	2008	Fabric
FLOATATION ADVICE	(81) TB9498	Tommy Bahama Group,	VA 1-633-176	2008	Fabric
HAVANA CABANA	(81) T89502	Tommy Bahama Group,	VA 1-633-181	2008	Fabric
HIBACHI HIBISCUS	(81) TB9503	Tommy Bahama Group,	VA 1-633-177	2008	Fabric
GRILL BILL	(81) TB9504	Tommy Bahama Group,	VA 1-633-178	2008	Fabric
LEIING & DRINKING	(81) TB9507	Tommy Bahama Group,	VA 1-633-179	2008	Fabric
HAROLD & MOD	(81) TB9508	Tommy Bahama Group,	VA 1-633-180	2008	Fabric
PALM CRUISE	(81) TB9512	Tommy Bahama Group,	VA 1-633-175	2008	Fabric
WOMEN’S SPRING 2008
LATTICE GEO	TBW2062	Tommy Bahama Group,	Vau 961-548	2008	Fabric	1-47905391
ZEBRA PRINT	TBW30148	Tommy Bahama Group, Inc.		Pending Registration	Fabric Design	1-47905433
DAMASK PRINT	TBW30118	Tommy Bahama Group,	Vau 961-533	2008	Fabric	1-47905465
BALINESE BREEZE	TBW2058	Tommy Bahama Group,	Vau 961-539	2008	Fabric	1-47905497
BLACK PASSION	TBW30112	Tommy Bahama Group,	Vau 961-512	2008	Fabric	1-47905529
PASSION PAISLEY	TBW30109	Tommy Bahama Group,	Vau 961-535	2008	Fabric	1-47905561
70’S FLORAL DRESS	TBW2050	Tommy Bahama Group,	Vau 961-547	2008	Fabric	1-47903593
70’S FLORAL SLEEVELESS	TBW30110	Tommy Bahama Group,	you 961-538	2008	Fabric	1-47905625
70’S FLORAL PRINT SCARF	TBW30144	Tommy Bahama Group,	Vau 961-528	2008	Fabric	1-47905660
FLORAL SPRAY SHIRT	TBW30124	Tommy Bahama Group,	Vau 961-544	2008	Fabric	1-47905692
RIBBON FLORAL	TBW30125	Tommy Bahama Group,	Vau 961-546	2008	Fabric	147905724
HONOLULU FLORAL	TBW2060	Tommy Bahama Group,	Vau 961-531	2008	Fabric	1-47905756
PARADISE FLORAL	TBW30146	Tommy Bahama Group,	Vau 961-516	2008	Fabric	1-47905788
CHAIN PRINT	TBW2051	Tommy Bahama Group,	Vau 961-549	2008	Fabric	1-47905820

Copyright Title	Alternate Title	Owner	Registration #	Year Registered	Description	Electronic Submission Case #
KNOT A PLAID	TBW30131	Tommy Bahama Group,	Rejected	2008	Fabric	1-47905852
BAMBOO BEACH	TBW30143	Tommy Bahama Group,	Vau 961-530	2008	Fabric	1-47905884
MOD FLORAL	TBW30133	Tommy Bahama Group,	Vau 961.514	2008	Fabric	1-47952116
LAGUNA VINE	TBW2052	Tommy Bahama Group,	Vau 961-529	2008	Fabric	1-47952148
SUMMER SOLSTICE	TBW30136	Tommy Bahama Group, Inc.		Pending Registration	Fabric Design	147952180
TROPICAL TRELLIS STRIPE	TBW30116	Tommy Bahama Group,	Vau 961-517	2008	Fabric	1-47952212
SUN DAZE	TBW30137	Tommy Bahama Group,	Vau 961-537	2008	Fabric	1-47952244
ZUMA LEAF	TBW2059	Tommy Bahama Group,	Vau 961-532	2008	Fabric	1-47952276
CHAIN LINK GEO	TBW2081	Tommy Bahama Group,
TEXTURED LEAF	713W 2082 TV 60514	Tommy Bahama Group, Inc.			Fabric Design
SPA LEAF	TBW2083 TV 20230 TV 60513	Tommy Bahama Group, Inc.			Fabric Design

Copyright Title	Alternate Title	Owner	Registration #	Year Registered	Description	Electronic Submission Case #
BAREFOOT BAR	TR2178	Tommy Bahama Group, Inc.			Decorative Design	1-4294150
MARLIN MAYHEM	TR7036	Tommy Bahama Group, Inc.			Decorative Design
PINA EXPRESS	TR7031	Tommy Bahama Group, Inc.			Decorative Design
THE OVAL OFFICE	TR2064	Tommy Bahama Group, Inc.			Decorative Design
DOWN SHIFT	TR2177/TR7022	Tommy Bahama Group, Inc.			Decorative Design
BULL SHOT LOUNGE	T32274	Tommy Bahama Group, Inc.			Decorative Design
JUST ANOTHER DAY IN PARADISE	T32148	Tommy Bahama Group, Inc.			Decorative Design
FLAGS OF LEISURE	T32281	Tommy Bahama Group, Inc.			Decorative Design
FALL 2008 MEN’S - TOMMY BAHAMA/RELAX PRINTS
FRONT & ZENTER	(83) TBYD3534	Tommy Bahama Group, Inc.			Fabric Design
BIG SUR	(83) TB31781	Tommy Bahama Group, Inc.			Fabric Design
STAIRWAY TO PARADE	(83) TB31738	Tommy Bahama Group, Inc.			Fabric Design
CANOPY MIST	(83) TB31742	Tommy Bahama Group, Inc.			Fabric Design
ZENTER OF THE UNIVERSE	(83) TB31784	Tommy Bahama Group, Inc.			Fabric Design
BIG LEAGUE	(83) TB31796	Tommy Bahama Group, Inc.			Fabric Design
TROPICAL LANES	(83) TB31775	Tommy Bahama Group, Inc.			Fabric Design
PARADISE BOWL	(83) TB31752	Tommy Bahama Group, Inc.			Fabric Design
SUITE DEAL	(83) TB31749	Tommy Bahama Group, Inc.			Fabric Design
SUNDIAL	(83) TB31764	Tommy Bahama Group, Inc.			Fabric Design
PAISLEY PLAZA	(83) TB31791	Tommy Bahama Group, Inc.			Fabric Design
HAVANA PALM	(83) TB31763	Tommy Bahama Group, Inc.			Fabric Design
LEAF ME IN PARADISE	(83) TB31761	Tommy Bahama Group, Inc.			Fabric Design
BIRDS GONE WILD	(83) TB31776	Tommy Bahama Group, Inc.			Fabric Design
DIVINE LIFE	(83) TB31748	Tommy Bahama Group, Inc.			Fabric Design
BILLIONAIRE’S PARADISE	(83) TB31747	Tommy Bahama Group, Inc.			Fabric Design
PINEAPPLE BRIGADE	(83) TB31751	Tommy Bahama Group, Inc.			Fabric Design
RELAX NATION	(83) TB31787	Tommy Bahama Group, Inc.			Fabric Design
BOB GRILLIN’/BOB CHILLIN	(83) TB3990/TB	Tommy Bahama Group, Inc.			Fabric Design
LAFERN AND SHIRLEY	(83) TB9533	Tommy Bahama Group, Inc.			Fabric Design
PARADISE PLUMES	(83) TB9516	Tommy Bahama Group, Inc.			Fabric Design
GEO JAM	(83) TB9258	Tommy Bahama Group, Inc.			Fabric Design
SWIRL OF MY DREAMS	(83) TB9523	Tommy Bahama Group, Inc.			Fabric Design
WHOLE LOTTA HULA	(83) TB31797	Tommy Bahama Group,			Fabric Design

Copyright Title	Alternate Title	Owner	Registration #	Year Registered	Description	Electronic Submission Case #
Inc.
IT TAKES A CHILLAGE	(83) TB9539	Tommy Bahama Group, Inc.			Fabric Design
ONCE IN A LEAFTIME	(83) TB9520	Tommy Bahama Group, Inc.			Fabric Design
HIDE AND BATIK	(83) TB9527	Tommy Bahama Group, Inc.			Fabric Design
GEO RETRO	(83) TB9544	Tommy Bahama Group, Inc.			Fabric Design
PETAL TO THE METAL	(83) TB9543	Tommy Bahama Group, Inc.			Fabric Design
PIMP MY SIDE	(83) TB9545	Tommy Bahama Group, Inc.			Fabric Design
LAS PALMAS	(83) TB9534	Tommy Bahama Group, Inc.			Fabric Design
B-I-N-GEO	(83) TB9536	Tommy Bahama Group, Inc.			Fabric Design
LAW& BORDER	(83) TB9510	Tommy Bahama Group, Inc.			Fabric Design
TRACES OF THE SEA	(83) TB9524	Tommy Bahama Group, Inc.			Fabric Design
Men’s & Women’s (TB 18 GOLF) Fall 2008
LOOP ME IN	(83) GWP152	Tommy Bahama Group, Inc.			Fabric Design
SASSIE LASSIE	(83) GWP149	Tommy Bahama Group, Inc.			Fabric Design
FLORAL IMPRESSION	(83) GWP2208	Tommy Bahama Group, Inc.			Fabric Design
FIREWORKS	(83) GWP2191	Tommy Bahama Group, Inc.			Fabric Design
GROVIN BABY	(83) GWP156	Tommy Bahama Group, Inc.			Fabric Design
MY LADY PAISLEY	(83) GWP157	Tommy Bahama Group, Inc.			Fabric Design
GO CARGOI	(83) GWP161	Tommy Bahama Group, Inc.			Fabric Design
HOYTIE-TOYIE	(83) GWP2175	Tommy Bahama Group, Inc.			Fabric Design
LADY LOFT	(83) GWP154	Tommy Bahama Group, Inc.			Fabric Design
SWEET CONFETTI	(83) GWP2171	Tommy Bahama Group, Inc.			Fabric Design
PICCADILLY PLACE	(83) GWP2185	Tommy Bahama Group, Inc.			Fabric Design
FEATHERIE DOTS	(83) GWP2172	Tommy Bahama Group, Inc.			Fabric Design
DECO DAME	(83) GWP2202	Tommy Bahama Group, Inc.			Fabric Design
BIRDIE OF PARADISE	(83) GWP2179	Tommy Bahama Group, Inc.			Fabric Design
WOMEN’S 2008
MOREA GOE	TBW 2072	Tommy Bahama Group, Inc.			Fabric Design
BALINESE DREAMS	TBW30150	Tommy Bahama Group, Inc.			Fabric Design
TAHITIAN PALMS (leaf)	TBW 2078	Tommy Bahama Group, Inc.			Fabric Design	DRESS
TAHITIAN PALMS (geo)	TBW 2079 TBW 3155 TW 14500	Tommy Bahama Group, Inc.			Fabric Design	BORDER
PARADISE MEDALLION	TW 8403	Tommy Bahama Group, Inc.			Fabric Design
PARADISE MEDALLION	TBW 30156 TBW 2069	Tommy Bahama Group, Inc.			Fabric Design
COCOA PALMS	TW 65321	Tommy Bahama Group,			Fabric Design

Copyright Title	Alternate Title	Owner	Registration #	Year Registered	Description	Electronic Submission Case #
Inc.
COCOA PALMS	TBW 424	Tommy Bahama Group, Inc.			Fabric Design
SOUTH SEAS GEO	TBW 2073	Tommy Bahama Group, Inc.			Fabric Design
ROAD TO BALI	TBW 2077	Tommy Bahama Group, Inc.			Fabric Design
INDONESIAN PAISLEY	TBW 30160	Tommy Bahama Group, Inc.			Fabric Design
SUMATRA MEDALLION	TBW30152 TBW 30171	Tommy Bahama Group, Inc.			Fabric Design
COCO PLAYA PAISLEY	TW 7379 TBW 30164 TW 60496	Tommy Bahama Group, Inc.			Fabric Design
BARBADOS GEO	TW30904 TBW 2075 TW 20209	Tommy Bahama Group, Inc.			Fabric Design
MONTSERRAT	TBW418	Tommy Bahama Group, Inc.			Fabric Design

SCHEDULE 4

INTELLECTUAL PROPERTY LICENSES

License Agreements

1.                                       License Agreement between Geoffrey Beene, Inc. (Licensor) and Oxford Industries, Inc. (Licensee), dated November 1, 2006.

2.                                       License Agreement by and between Levi Strauss & Co. (Licensor) and Oxford Industries, Inc. (Licensee), dated January 31, 2000.

3.                                       License Agreement by and between Tommy Hilfiger Licensing, Inc. (Licensor) and Oxford Industries, Inc. (Licensee), dated August 4, 1993.

4.                                       License Agreement by and between Tommy Hilfiger Licensing, Inc. (Licensor) and Oxford Industries, Inc. (Licensee), dated June 15, 1995.

5.                                       License Agreement by and between L-K Enterprises, LLC (Licensor) and Oxford Industries, Inc. (Licensee), dated December 12, 2001.

6.                                       License Agreement by and between JRA Trademarks Co., Ltd. (Licensor) and Oxford Industries, Inc. (Licensee), dated as of January 1, 2007.

7.                                       License Agreement by and between Levi Strauss & Co. (Licensor) and Oxford Industries, Inc. (Licensee), dated November 30, 2006.

8.                                       License Agreement by and between Patch Licensing, LLC (Licensor) and Oxford Industries, Inc. (Licensee), dated as of August 10, 2006.

9.                                       License Agreement by and between Kenneth Cole Productions, Inc. (Licensor) and Oxford Industries, Inc. (Licensee), dated February 19, 2007.

10.                                 License Agreement by and between Oxford Industries, Inc. (Licensee) and Licensing Partners International, LLC (Licensor), entered January 1, 2007.

11.                                 License Agreement by and between Oxford Industries, Inc. (Licensee) and Dal Dielo LLC (Licensor), entered April 1, 2008.

SCHEDULE 5

PATENTS

US Patent Application No. 11/590,690 Stain Resistant Interlining for Clothing; filed October 31, 2006 by Oxford Industries, Inc..

US Provisional Application No. 60/947,507 Shirt with Woven Pleats; filed July 2, 2007 by Oxford Industries, Inc.; Conversion application filed July 2, 2008.

SCHEDULE 6

PLEDGED COMPANIES

Pledgor	Pledgee	Type	Certificate Number	Number of Shares
Oxford Industries, Inc.	Tommy Bahama Group, Inc. (Viewpoint International, Inc.)	Common	A3	2,125
Oxford Industries, Inc.	Ben Sherman Clothing, Inc.	Common	2	1,000
Oxford Industries, Inc.	Oxford Caribbean, Inc.	Common	1	3,000
Oxford Industries, Inc.	Lionshead Clothing Company	Common	1	1,500
Oxford Industries, Inc.	Piedmont Apparel Corporation	Common	1	1,500
Oxford Industries, Inc.	Oxford of South Carolina, Inc.	Common	1	100,000
Oxford Industries, Inc.	Oxford Private Limited of Delaware, Inc.	Common	1	1,500
Oxford Industries, Inc.	Oxford Garment, Inc.	Common	1	3,000
Oxford Industries, Inc.	Oxford International, Inc.	Common	2	99,500
Oxford Industries, Inc.	Oxford International, Inc.	Common	001	500
Oxford Industries, Inc.	SFI of Oxford Acquisition Corporation	Common	2	1,000
Oxford Industries, Inc.	Oxford (Philippines), Inc.	Capital	009	24,994
Oxford Industries, Inc.	Oxford (Philippines), Inc.	Capital	011	1
Oxford Industries, Inc.	Oxford of Europe	—	5	65
Oxford Industries, Inc.	Oxford Products (International) Limited	—	6	97,499
Oxford Industries, Inc.	Oxford de Colon, S.A.	—	01	1
Oxford Industries, Inc.	Oxford de Colon, S.A.	—	02	1
Oxford Industries, Inc.	Oxford de Colon, S.A.	—	03	1
Oxford Industries, Inc.	Oxford de Colon, S.A.	—	04	1
Oxford Industries, Inc.	Oxford de Colon, S.A.	—	05	1
Oxford Industries, Inc.	Oxford de Colon, S.A.	—	06	1
Oxford Industries, Inc.	Oxford de Colon, S.A.	—	07	1

Pledgor	Pledgee	Type	Certificate Number	Number of Shares
Oxford Industries, Inc.	Oxford de Colon, S.A.	—	08	1
Oxford Industries, Inc.	Oxford de Colon, S.A.	—	09	1
Oxford Industries, Inc.	Oxford de Colon, S.A.	—	10	1
Oxford Industries, Inc.	Manufacturera de Sonora, S.A. de C.V.	—	5	100
Oxford Industries, Inc.	Manufacturera de Sonora, S.A. de C.V.	—	5B	10,949
Oxford Industries, Inc.	Camisas Bahia Kino, S.A. de C.V.	—	2B	1,000
Oxford Industries, Inc.	Camisas Bahia Kino, S.A. de C.V.	—	27A	100
Oxford Industries, Inc.	Industrias Oxford de Merida, S.A. de C.V.	—	6	1,000
Oxford Industries, Inc.	Industrias Lanier de Honduras S. de R.L.	—	—	Uncertificated
Tommy Bahama Group, Inc. (f/k/a Viewpoint International, Inc.)	Tommy Bahama R&R Holdings, Inc.	Common	2	100
Tommy Bahama R&R Holdings, Inc.	Tommy Bahama Beverages, LLC	—	—	Uncertificated
Tommy Bahama Beverages, LLC	Tommy Bahama Texas Beverages, LLC	—	—	Uncertificated
Oxford International, Inc.	Oxford Products (International) Limited	—	5	1
Oxford International, Inc.	Oxford Internacional de Guatemala, Sociedad Anonima	—	004	4
Oxford International, Inc.	Manufacturera de Sonora, S.A. de C.V.	—	2	100
Oxford Caribbean, Inc.	Q.R. Fashions S. de R.L.	—	—	Uncertificated

SCHEDULE 7

LIST OF UNIFORM COMMERCIAL CODE FILING JURISDICTIONS

Grantor	Jurisdiction
Oxford Industries, Inc.	Georgia
Tommy Bahama Group, Inc.	Delaware
Ben Sherman Clothing, Inc.	Georgia
Lionshead Clothing Company	Delaware
Oxford Caribbean, Inc.	Delaware
Oxford Garment, Inc.	Delaware
Oxford International, Inc.	Georgia
Oxford Lockbox, Inc.	Delaware
Oxford of South Carolina, Inc.	South Carolina
Piedmont Apparel Corporation	Delaware
SFI of Oxford Acquisition Corporation	Delaware
Tommy Bahama Beverages, LLC	Delaware
Tommy Bahama R&R Holdings, Inc.	Delaware
Tommy Bahama Texas Beverages, LLC	Texas
Viewpoint Marketing, Inc.	Florida

ANNEX 1 TO AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT
FORM OF SUPPLEMENT

Supplement No.          (this “Supplement”) dated as of                     , 20      , to the Amended and Restated Pledge and Security Agreement dated as of August 15, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”) by each of the parties listed on the signature pages thereto and those additional entities that thereafter become parties thereto (collectively, jointly and severally, “Grantors” and each individually “Grantor”) and SUNTRUST BANK, in its capacity as Administrative Agent for the Lender Group (together with its successors, “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Second Amended and Restated Credit Agreement dated as of August 15, 2008 (as amended, restated, supplemented or otherwise modified from time to time, including all schedules thereto, the “Credit Agreement”) by and among Oxford Industries, Inc., a Georgia corporation (“Parent”), Tommy Bahama Group, Inc., a Delaware corporation (“TBG”; together with Parent, each referred to individually as a “Borrower” and, collectively, as “Borrowers”), the Persons party thereto from time to time as Guarantors, the financial institutions party thereto from time to time as Issuing Banks, the financial institutions party thereto from time to time as lenders (“Lenders”) and SunTrust Bank, as the administrative agent (“Administrative Agent”), Administrative Agent and Lenders are willing to make certain financial accommodations available to Borrowers from time to time pursuant to the terms and conditions thereof; and

WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement or, if not defined therein, in the Credit Agreement; and

WHEREAS, Grantors have entered into the Security Agreement in order to induce the Lenders to make certain financial accommodations to Borrowers; and

WHEREAS, pursuant to Section 6.20 of the Credit Agreement, new direct or indirect Domestic Subsidiaries of Borrowers (other than an Excluded Subsidiary) must execute and deliver certain Loan Documents, including the Security Agreement, and the execution of the Security Agreement by the undersigned new Grantor or Grantors (collectively, the “New Grantors”) may be accomplished by the execution of this Supplement in favor of Administrative Agent, for the benefit of the Lender Group;

NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each New Grantor hereby agrees as follows:

1.             In accordance with Section 24 of the Security Agreement, each New Grantor, by its signature below, becomes a “Grantor” under the Security Agreement with the same force and effect as if originally named therein as a “Grantor” and each New Grantor hereby (a) agrees to all of the terms and provisions of the Security Agreement applicable to it as a “Grantor” thereunder and (b) represents and warrants that the representations and warranties made by it as a “Grantor” thereunder are true and correct on and as of the date hereof.  In furtherance of the foregoing, each New Grantor, as security for the payment and performance in full of the Secured Obligations, does hereby grant, assign, and pledge to Administrative

Agent, for the benefit of the Lender Group, a security interest in and security title to all assets of such New Grantor including, all property of the type described in Section 2 of the Security Agreement to secure the full and prompt payment of the Secured Obligations, including, any interest thereon, plus reasonable attorneys’ fees and expenses if the Secured Obligations represented by the Security Agreement are collected by law, through an attorney-at-law, or under advice therefrom.  Schedule 1, “Trade Names; Organizational ID Number; Chief Executive Office”,  Schedule 2,  “Commercial Tort Claims”, Schedule 3, “Copyright Registrations and Applications for Registration”, Schedule 4, “Intellectual Property Licenses”, Schedule 5, “Patents”, Schedule 6, “Pledged Companies” and Schedule 7, “List of Uniform Commercial Code Filing Jurisdictions” attached hereto supplement Schedule 1, Schedule 2, Schedule 3, Schedule 4, Schedule 5, Schedule 6 and Schedule 7, respectively, to the Security Agreement and shall be deemed a part thereof for all purposes of the Security Agreement.  Each reference to a “Grantor” in the Security Agreement shall be deemed to include each New Grantor.  The Security Agreement is incorporated herein by reference.

2.             Each New Grantor represents and warrants to the Lender Group that this Supplement has been duly executed and delivered by such New Grantor and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

3.             This Supplement may be executed in multiple counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.  Delivery of a counterpart hereof by facsimile transmission or by e-mail transmission shall be as effective as delivery of a manually executed counterpart hereof.

4.             Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

5.             This Supplement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles thereof.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each New Grantor and Administrative Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

NEW GRANTORS:[Name of New Grantor]

By:
Name:
Title:

[Name of New Grantor]

By:
Name:
Title:

SUNTRUST BANK

By:
Name:
Title:

SUPPLEMENT TO PLEDGE AND SECURITY AGREEMENT

EXHIBIT A

COPYRIGHT SECURITY AGREEMENT

This COPYRIGHT SECURITY AGREEMENT (this “Copyright Security Agreement”) is made as of this          day of                     , 20     , among Grantors listed on the signature pages hereof (collectively, jointly and severally, “Grantors” and each individually “Grantor”), and SUNTRUST BANK, in its capacity as Administrative Agent for the Lender Group (together with its successors, “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Second Amended and Restated Credit Agreement dated as of August 15, 2008 (as amended, restated, supplemented or otherwise modified from time to time, including all schedules thereto, the “Credit Agreement”) by and among Oxford Industries, Inc., a Georgia corporation (“Parent”), Tommy Bahama Group, Inc., a Delaware corporation (“TBG”; together with Parent, each referred to individually as a “Borrower” and, collectively, as “Borrowers”), the Persons party thereto from time to time as Guarantors, the financial institutions party thereto from time to time as Issuing Banks, the financial institutions party thereto from time to time as lenders (“Lenders”) and SunTrust Bank, as the administrative agent (“Administrative Agent”), Administrative Agent and Lenders are willing to make certain financial accommodations available to Borrowers from time to time pursuant to the terms and conditions thereof; and

WHEREAS, the Lenders are willing to make the financial accommodations to Borrowers as provided for in the Credit Agreement, but only upon the condition, among others, that Grantors shall have executed and delivered to Administrative Agent, for the benefit of the Lender Group, that certain Amended and Restated Pledge and Security Agreement dated as of August 15, 2008 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”); and

WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Administrative Agent, for the benefit of the Lender Group, this Copyright Security Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantors hereby agree as follows:

1.             DEFINED TERMS.  All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or, if not defined therein, in the Credit Agreement.

2.             GRANT OF SECURITY INTEREST IN COPYRIGHT COLLATERAL.  Each Grantor hereby grants to Administrative Agent, for the benefit of the Lender Group, a continuing first priority security interest in all of such Grantor’s right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the “Copyright Collateral”):

(a)           all of such Grantor’s Copyrights and Copyright Intellectual Property Licenses to which it is a party as licensor or licensee including those referred to on Schedule I hereto;

(b)           all reissues, continuations or extensions of the foregoing; and

(c)           all products and proceeds of the foregoing, including any claim by such Grantor against third parties for past, present or future infringement or dilution of any Copyright or any Copyright licensed under any Intellectual Property License.

3.             SECURITY FOR OBLIGATIONS.  This Copyright Security Agreement and the Security Interest created hereby secures the payment and performance of all the Secured Obligations, whether now existing or arising hereafter.  Without limiting the generality of the foregoing, this Copyright Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Administrative Agent, the Lender Group, or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

4.             SECURITY AGREEMENT.  The security interests granted pursuant to this Copyright Security Agreement are granted in conjunction with the security interests granted to Administrative Agent, for the benefit of the Lender Group, pursuant to the Security Agreement.  Each Grantor hereby acknowledges and affirms that the rights and remedies of Administrative Agent with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

5.             AUTHORIZATION TO SUPPLEMENT.  Grantors shall give Administrative Agent prompt notice in writing of any additional United States copyright registrations or applications therefor after the date hereof.  Grantors hereby authorize Administrative Agent unilaterally to modify this Agreement by amending Schedule I to include any future United States registered copyrights or applications therefor of Grantors.  Notwithstanding the foregoing, no failure to so modify this Copyright Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Administrative Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.

6.             COUNTERPARTS.  This Copyright Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.  In proving this Copyright Security Agreement or any other Loan Document in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought.  Any signatures delivered by a party by facsimile transmission or by other electronic transmission shall be deemed an original signature hereto.

7.             CONSTRUCTION.  Unless the context of this Copyright Security Agreement or any other Loan Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and  “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.”  The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Copyright Security Agreement or any other Loan Document refer to this Copyright Security Agreement or such other Loan Document, as the case may be, as a whole and not to any particular provision of this Copyright Security Agreement or such other Loan Document, as the case may be.  Section, subsection, clause, schedule, and exhibit references herein are to this Copyright Security Agreement unless otherwise specified.  Any reference in this Copyright Security Agreement or in any other Loan Document to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein).  Any reference herein or in any other Loan Document to the satisfaction or repayment in full of the Obligations shall mean the repayment in full in cash (or cash collateralization in accordance with the terms hereof) of all Obligations other than unasserted contingent indemnification Obligations.  Any reference herein to any Person shall be construed to include such Person’s successors and assigns.  Any requirement of a writing contained herein or in any other Loan Document shall be satisfied by the transmission of a Record and any Record so transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each Grantor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

OXFORD INDUSTRIES, INC.

By:
Name:
Title:

TOMMY BAHAMA GROUP, INC.

By:
Name:
Title:

BEN SHERMAN CLOTHING, INC.

By:
Name:
Title:

LIONSHEAD CLOTHING COMPANY

By:
Name:
Title:

OXFORD CARIBBEAN, INC.

By:
Name:
Title:

OXFORD GARMENT, INC.

By:
Name:
Title:

COPYRIGHT SECURITY AGREEMENT

OXFORD INTERNATIONAL, INC.

By:
Name:
Title:

OXFORD OF SOUTH CAROLINA, INC.

By:
Name:
Title:

PIEDMONT APPAREL CORPORATION

By:
Name:
Title:

SFI OF OXFORD ACQUISITION CORPORATION

By:
Name:
Title:

TOMMY BAHAMA BEVERAGES, LLC

By:
Name:
Title:

TOMMY BAHAMA R&R HOLDINGS, INC.

By:
Name:
Title:

TOMMY BAHAMA TEXAS BEVERAGES, LLC

By:
Name:
Title:

VIEWPOINT MARKETING, INC.

By:
Name:
Title:

OXFORD LOCKBOX, INC.

By:
Name:
Title:

ACCEPTED AND ACKNOWLEDGED BY:

SUNTRUST BANK, as Administrative Agent

By:
Name:
Title:

SCHEDULE I

TO

COPYRIGHT SECURITY AGREEMENT

COPYRIGHT REGISTRATIONS

Grantor	Country	Copyright	Registration No.	Registration Date

Copyright Licenses

EXHIBIT B

PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT (this “Patent Security Agreement”) is made as of this        day of                   , 20     , among Grantors listed on the signature pages hereof (collectively, jointly and severally, “Grantors” and each individually “Grantor”), and SUNTRUST BANK, in its capacity as Administrative Agent for the Lender Group (together with its successors, “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Second Amended and Restated Credit Agreement dated as of August 15, 2008 (as amended, restated, supplemented or otherwise modified from time to time, including all schedules thereto, the “Credit Agreement”) by and among Oxford Industries, Inc., a Georgia corporation (“Parent”), Tommy Bahama Group, Inc., a Delaware corporation (“TBG”; together with Parent, each referred to individually as a “Borrower” and, collectively, as “Borrowers”), the Persons party thereto from time to time as Guarantors, the financial institutions party thereto from time to time as Issuing Banks, the financial institutions party thereto from time to time as lenders (“Lenders”) and SunTrust Bank, as the administrative agent (“Administrative Agent”), Administrative Agent and Lenders are willing to make certain financial accommodations available to Borrowers from time to time pursuant to the terms and conditions thereof; and

WHEREAS, the Lenders are willing to make the financial accommodations to Borrowers as provided for in the Credit Agreement, but only upon the condition, among others, that Grantors shall have executed and delivered to Administrative Agent, for the benefit of the Lender Group, that certain Amended and Restated Pledge and Security Agreement dated as of August 15, 2008 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”); and

WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Administrative Agent, for the benefit of the Lender Group, this Patent Security Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

1.             DEFINED TERMS.  All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or, if not defined therein, in the Credit Agreement.

2.             GRANT OF SECURITY INTEREST IN PATENT COLLATERAL.  Each Grantor hereby grants to Administrative Agent, for the benefit of the Lender Group, a continuing first priority security interest in all of such Grantor’s right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the “Patent Collateral”):

(a)           all of its Patents and Patent Intellectual Property Licenses to which it is a party including those referred to on Schedule I hereto;

(b)           all reissues, continuations or extensions of the foregoing; and

(c)           all products and proceeds of the foregoing, including any claim by such Grantor against third parties for past, present or future infringement or dilution of any Patent or any Patent licensed under any Intellectual Property License.

3.             SECURITY FOR OBLIGATIONS.  This Patent Security Agreement and the Security Interest created hereby secures the payment and performance of all the Secured Obligations, whether now existing or arising hereafter.  Without limiting the generality of the foregoing, this Patent Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Administrative Agent, the Lender Group, or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

4.             SECURITY AGREEMENT.  The security interests granted pursuant to this Patent Security Agreement are granted in conjunction with the security interests granted to Administrative Agent, for the benefit of the Lender Group, pursuant to the Security Agreement.  Each Grantor hereby acknowledges and affirms that the rights and remedies of Administrative Agent with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

5.             AUTHORIZATION TO SUPPLEMENT.  If any Grantor shall obtain rights to any new patentable inventions or become entitled to the benefit of any patent application or patent for any reissue, division, or continuation, of any patent, the provisions of this Patent Security Agreement shall automatically apply thereto. Grantors shall give prompt notice in writing to Administrative Agent with respect to any such new patent rights.  Without limiting Grantors’ obligations under this Section 5, Grantors hereby authorize Administrative Agent unilaterally to modify this Agreement by amending Schedule I to include any such new patent rights of Grantors.  Notwithstanding the foregoing, no failure to so modify this Patent Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Administrative Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.

6.             COUNTERPARTS.  This Patent Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.  In proving this Patent Security Agreement or any other Loan Document in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought.  Any signatures delivered by a party by facsimile transmission or by other electronic transmission shall be deemed an original signature hereto.

7.             CONSTRUCTION.  Unless the context of this Patent Security Agreement or any other Loan Document clearly requires otherwise, references to the plural include the singular,

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references to the singular include the plural, the terms “includes” and  “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.”  The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Patent Security Agreement or any other Loan Document refer to this Patent Security Agreement or such other Loan Document, as the case may be, as a whole and not to any particular provision of this Patent Security Agreement or such other Loan Document, as the case may be.  Section, subsection, clause, schedule, and exhibit references herein are to this Patent Security Agreement unless otherwise specified.  Any reference in this Patent Security Agreement or in any other Loan Document to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein).  Any reference herein or in any other Loan Document to the satisfaction or repayment in full of the Obligations shall mean the repayment in full in cash (or cash collateralization in accordance with the terms hereof) of all Obligations other than unasserted contingent indemnification Obligations.  Any reference herein to any Person shall be construed to include such Person’s successors and assigns.  Any requirement of a writing contained herein or in any other Loan Document shall be satisfied by the transmission of a Record and any Record so transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, each Grantor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

OXFORD INDUSTRIES, INC.

By:
Name:
Title:

TOMMY BAHAMA GROUP, INC.

By:
Name:
Title:

BEN SHERMAN CLOTHING, INC.

By:
Name:
Title:

LIONSHEAD CLOTHING COMPANY

By:
Name:
Title:

OXFORD CARIBBEAN, INC.

By:
Name:
Title:

OXFORD GARMENT, INC.

By:
Name:
Title:

PATENT SECURITY AGREEMENT

OXFORD INTERNATIONAL, INC.

By:
Name:
Title:

OXFORD OF SOUTH CAROLINA, INC.

By:
Name:
Title:

PIEDMONT APPAREL CORPORATION

By:
Name:
Title:

SFI OF OXFORD ACQUISITION CORPORATION

By:
Name:
Title:

TOMMY BAHAMA BEVERAGES, LLC

By:
Name:
Title:

TOMMY BAHAMA R&R HOLDINGS, INC.

By:
Name:
Title:

PATENT SECURITY AGREEMENT

TOMMY BAHAMA TEXAS BEVERAGES, LLC

By:
Name:
Title:

VIEWPOINT MARKETING, INC.

By:
Name:
Title:

OXFORD LOCKBOX, INC.

By:
Name:
Title:

ACCEPTED AND ACKNOWLEDGED BY:

SUNTRUST BANK, as Administrative Agent

By:
Name:
Title:

PATENT SECURITY AGREEMENT

EXHIBIT C

PLEDGED INTERESTS ADDENDUM

This Pledged Interests Addendum, dated as of                     , 20     , is delivered pursuant to Section 6 of the Security Agreement referred to below.  The undersigned hereby agrees that this Pledged Interests Addendum may be attached to that certain Amended and Restated Pledge and Security Agreement, dated as August 15, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), made by the undersigned, together with the other Grantors named therein, to SUNTRUST BANK, as Administrative Agent.  Initially capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Security Agreement or, if not defined therein, defined in that certain Second Amended and Restated Credit Agreement, dated as August 15, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Oxford Industries, Inc., a Georgia corporation (“Parent”), Tommy Bahama Group, Inc., a Delaware corporation (“TBG”; together with Parent, each referred to individually as a “Borrower” and, collectively, as “Borrowers”), the Persons party thereto from time to time as Guarantors, the financial institutions party thereto from time to time as Issuing Banks, the financial institutions party thereto from time to time as lenders (“Lenders”) and SunTrust Bank, as the administrative agent (“Administrative Agent”).  The undersigned hereby agrees that the additional interests listed on this Pledged Interests Addendum as set forth below shall be and become part of the Pledged Interests pledged by the undersigned to Administrative Agent in the Security Agreement and any pledged company set forth on this Pledged Interests Addendum as set forth below shall be and become a “Pledged Company” under the Security Agreement, each with the same force and effect as if originally named therein.

The undersigned hereby certifies that the representations and warranties set forth in Section 5 of the Security Agreement of the undersigned are true and correct as to the Pledged Interests listed herein on and as of the date hereof.

[ ]

By:
Name:
Title:

Name of Pledgor	Name of Pledged Company	Number of Shares/Units	Class of Interests	Percentage of Class Owned	Certificate Nos.